As filed with the Securities and Exchange Commission on September xx, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
  (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
  (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
  (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

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LoCorr
FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX)
Class C (LFMCX)
Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)
Class C (LCSCX)
Class I (LCSIX)

LoCorr Multi-Strategy Fund

Class A (LMUAX)
Class C (LMUCX)
Class I (LMUIX)

LoCorr Market Trend Fund

Class A (LOTAX)
Class C (LOTCX)
Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX)
Class C (LEQCX)
Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX)
Class C (LSPCX)
Class I (LSPIX)

Semi-Annual Report

June 30, 2018

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds seek to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds are reporting on six mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/ Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Macro Strategies Fund” or the “Fund”) seeks capital appreciation as its primary investment objective, with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund invests up to 25% of its total assets into a portfolio of globally-diversified managed futures positions. The Fund employs three sub-advisers to manage the Managed Futures Strategy portion of the Fund: Millburn Ridgefield Corporation (“Millburn”), Graham Capital Management (“Graham”), and Revolution Capital Management (“Revolution”). Millburn traces its roots back to 1971 and manages $6.2 billion in assets. Graham was founded in 1994 and manages $15.0 billion in assets. Revolution was founded in 2004 and manages $555 million in assets. The allocations to each manager this year (subject to change) have been approximately 40% to Millburn, 40% to Graham and 20% to Revolution.

Millburn manages a portfolio for the Fund that is similar to its Millburn Diversified Program, which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures and forward currency contracts by combining non-traditional and trend-following strategies in a systematic, multi-factor approach. Graham manages a portfolio for the Fund that is similar to its Tactical Trend strategy; a systematic, medium- to long-term trend-following program that commenced trading in 2006. Revolution manages a strategy for the Fund that is similar to its Alpha Program, which has been available in a managed account program since 2007. Revolution employs a short- to medium-term pattern recognition strategy that incorporates trend reversion and counter-trend signals.

The Fund’s Class I shares declined -5.02% during the semi-annual period ended June 30, 2018 versus a -2.19% decline for the Barclay CTA Index. During the semi-annual period, Millburn’s returns were slightly negative, with larger losses from Graham’s portfolio while Revolution’s results fell in between. Trading in Equities generated the largest losses during the period. Trading in Foreign Currency and Metals markets were also unprofitable, while the Fund benefitted from strong performance by trading in Energy and, to a lesser extent, Fixed Income.

Negative returns for the Fund were driven by challenging conditions in late January/early February when market dynamics in equities and oil, in particular, reversed sharply. These conditions were exceptionally challenging for trend following strategies, but also challenged the other strategies comprising the Fund. While the Fund’s positioning within Equities varied by sub-adviser, holdings overall were long in Equities and oil markets heading into the reversal. While this positioning adjusted, the speed and magnitude of the reversal was so dramatic that the Fund experienced a drawdown of -10.88% during late January/early February, similar to the Morningstar Managed Futures category (-9.40%) or the Credit Suisse Managed Futures Index (-10.55%). This brief period was the primary driver behind the Fund’s negative returns during the semi-annual period.

Market Commentary

Domestically, estimated first quarter gross domestic product (“GDP”) growth was revised slightly downwards to an annualized rate of 2.2%, but many economists expect that the effect of U.S. tax cuts will produce faster growth in the second quarter. The Federal Reserve has gradually adopted a more hawkish stance as it seeks to normalize monetary policy. Inflation remains elusive based on official government reports, but there seems to be a sense of unease that below-equilibrium, short-term interest rates could result in inflationary havoc if not pre-emptively checked via ongoing, scheduled hikes. The Trump administration has continued to threaten numerous trading partners with tariffs, most notably China.

The low volatility that characterized the 2017 Equity market came to an abrupt end in late January, as investors took notice of rising interest rates and building inflationary pressure. This led to selling pressure in equities, which sparked a surge in volatility as the Chicago Board of Exchange Volatility Index (“VIX”) jumped from 11.08 on January 26th to an intra-day high of 50.30 on February 6th. The spiking volatility led to the demise of a number of inverse (short) volatility Exchange Traded Funds (“ETFs”) that proved vulnerable to these conditions and exacerbated the sell-off. The Dow Jones Industrial Average (DJIA) corrected -10.26% from January 29 to February 8. The sell-off was rather short lived -- investors flocked back to stocks and Equity markets recovered much of their losses. Since the recovery in the second half of February, performance in Equities has been mixed. U.S. equities gained in the second quarter while international markets were negative, particularly Emerging Markets.

In Fixed Income markets, the Federal Reserve hiked the federal funds rate twice during the first half of the year and signaled for two more rate hikes in 2018, which is one more than many anticipated. This helped spur a rise in U.S. rates as evidenced by the U.S. 10-year Treasury, which rose approximately 45 basis points during the period, and in May briefly eclipsed 3% for the first time since January 2014.

4 | Shareholder Letter

Despite Fed optimism regarding the economy, the yield curve has continued to flatten and remains at its flattest level since 2007. Overseas, European yields reversed, moving higher through mid-March before grinding lower through the end of the period. The exception to this trend, Italian yields, surged higher due to political instability and default fear.

In the Commodities markets, oil continued to trend higher, with West Texas Intermediate (“WTI”) ending the semi-annual period over $70 a barrel. Despite the move higher during 2018, oil prices exhibited considerable volatility during the risk-off period in late January/ early February when WTI fell approximately 12% from its highs. Agricultural commodities were mixed, but generally moved lower. Corn and soybean prices moved higher during the first five months of the year before reversing course in June, falling precipitously as trade war concerns mounted, particularly between the U.S. and China. Cocoa prices surged approximately 30% on concerns regarding dry weather in West Africa, though prices came off their highs in May. Base and Precious Metals prices moved lower during the semi-annual period, with aluminum, copper, gold, and silver prices falling.

The U.S. Dollar Index fell early in the quarter as the U.S. dollar continued to weaken versus other major currencies, including the Euro, British Pound, and Yen. With strong economic growth, rising rates domestically, and trade war fears, the U.S. dollar reversed course and strengthened though the end of the second quarter.

Managed Futures Strategy

Commodities

Trading in Commodities was slightly profitable during the first half of 2018, though it varied significantly by sector. The Fund was positioned long oil and oil-derived commodities throughout the period, enabling it to benefit from the powerful move higher in oil prices, despite a setback in February during the correction. Unprofitable trading in Base Metals offset much of the gains from Energy. Choppy market conditions, coupled with sizable reversals, characterized many of the Base Metals (metals that are consumed in manufacturing) markets during the period. Long positions were hurt by these trading conditions, though exposure had been reduced sharply by June when commodities like copper and aluminum plummeted on trade tariff concerns.

Equity Indices

Unprofitable trading in the first quarter, particularly in the late January/early February correction, led to losses in Equities during the semi- annual period. High conviction long positions in Equities heading into 2018 benefitted through much of January (and 2017) from the ongoing move higher in global equity markets. Unfortunately, this positioning left the Fund vulnerable when volatility surged and equity markets corrected. The Fund’s positioning responded by moving short, which would have likely helped to protect capital if the equity sell-off had persisted -- which it did not. While positioning shifted back to long later in the first quarter, U.S. markets were choppy before advancing in the second quarter. Developed international markets were choppy and range-bound before selling off in the second quarter, while Emerging Markets were weak for most of the period.

Foreign Currencies

Trading in Foreign Currency markets was unprofitable during the period as investor sentiment regarding the U.S. dollar oscillated during the first half of 2018. Using the U.S. Dollar Index as a proxy, the greenback had trended higher for much of Fall 2017, before weakening late in the year and into early 2018. These conditions gave way to a range bound market beginning in February and ending in the first half of April. The U.S. dollar began strengthening beginning in mid-April, perhaps responding to strong domestic economic growth and the move higher in interest rates relative to the rest of the world. These range-bound conditions and reversals proved challenging for the Fund as exposure shifted between long and short during the period.

Fixed Income

Trading in Fixed Income was modestly profitable during the semi-annual period, with small gains from positions in both the long- and short-end of the curve. With U.S. rates rising, positioning in domestic fixed income was short (benefit from rising rates which causes bond prices to fall). Overseas, interest rates were generally flat to down during the period; but, particularly in European markets, they experienced some sizable reversals along the way. Positioning in international fixed income markets was long (benefit from falling rates, which causes bond prices to rise) for most of the semi-annual period.

Outlook

We continue to believe the Macro Strategies Fund has demonstrated an ability to perform in a variety of market environments, as the underlying sub-advisers employ varied investment strategies. Due to the diversified and complementary nature of this multi-manager fund, we expect it to generate less volatile returns than single-manager peers, with the potential to excel in a variety of market conditions. We believe that this current period, which has challenged trend-following and managed futures strategies in general, will give way to a more favorable environment that is more conducive to the Fund.

Fixed Income Strategy

The Macro Strategies Fund invests most of its remaining assets in a fixed income strategy comprised of short-to intermediate-term, investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

The fixed income component of the Fund is managed against the Barclays 1-5 Government Credit Index. Returns for Nuveen were +0.13%, compared to -0.33% for the benchmark in the first half of 2018. Given Nuveen’s expectation for short-term rates to be gradually pressured higher, the fixed income portion of the Fund was focused on generating income while maintaining a defensive interest rate posture. Accordingly, the Fund was overweight non-government sectors of the bond market and had duration, or interest rate sensitivity, lower than the benchmark. The increase in rates on the short-end contributed positively to performance relative to the benchmark; however, a flatter yield curve over the period tempered those gains slightly. Exposure to non-government sectors didn’t have a material impact on performance. Overall, the defensive positioning in duration allowed the portfolio to outperform the benchmark with lower volatility.

Shareholder Letter | 5

The duration for the fixed income portfolio of the Fund was managed between 1.9 and 2.2 years during the period, shorter than the benchmark. Given that spreads for non-government securities were range-bound, Nuveen’s sector strategy was neutral to investment returns during the reporting period.

U.S. economic activity remained strong, accelerating from the first quarter. The unemployment rate dropped below 4%, with wage gains increasing as the labor market tightened. U.S. trade policy, geopolitical concerns, and rising rates provided a source of sporadic market volatility during the period. Risk assets retraced most of January’s strong gains and remained mostly range-bound during the remainder of the period. Rates remained on an upward trend, as the Fed hiked twice during the period and has communicated its commitment to continued gradual rate hikes. The 2-Year U.S. Treasury yield rose 65 basis points during the first half, while the 10-Year U.S. Treasury yield rose 45 basis points, continuing the curve flattening trend.

Investment-grade credit spreads widened during the first half of the year. Given the widening in spreads, investment-grade credit finished the period with negative excess returns versus Treasuries.

Short-duration residential mortgage-backed securities outperformed based on continued strong fundamentals and stable spreads during the period. The commercial mortgage-backed securities sector performed well, as heavy supply was met with strong investor demand. In addition, floating rate exposure across the sectors proved beneficial during the first half as rates rose. Securitized sectors in aggregate posted positive excess returns versus Treasuries.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets, and it attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (”MILCOM”), which began trading in 2005; and the returns of J E Moody’s Commodity Relative Value Program (JEM CRV), which began trading in 2006. MILCOM employs a systematic trading strategy that takes outright long/short directional positions and relative value positions across 40+ commodity futures markets. JEM CRV employs a market neutral, systematic trading strategy that invests in calendar spread positions across 20+ commodity markets. As of June 30, 2018, MILCOM managed about 68% of the strategy’s exposure while JEM CRV managed 32%.

The Fund’s Class I shares generated solid, positive returns during the semi-annual period ended June 30, 2018, gaining +6.42%. We were pleased that the Fund captured the majority of the upside in the S&P GSCI, a proxy for commodities, which gained +10.36% and outperformed the +2.65% return for the S&P 500 Index. Overall during the period, both directional and relative value trading were profitable. Positions in Energy were the largest contributors, with smaller gains from trading in Livestock markets. Trading in Metals was unprofitable, while Grains and Softs did not have a significant impact on Fund returns during the period.

Market Commentary

A number of factors broadly impacted global commodities during the semi-annual period, including, but not limited to: trade tariffs, volatility in the strength of the U.S. dollar, robust economic growth, and risk appetite by market participants. Following the upward move during the second half of 2017, commodity prices continued to advance during the first half of 2018 as evidenced by the +10.36% return for the S&P GSCI.

Agricultural commodities surged early in 2018 as cocoa, corn, wheat, and soybean made substantial moves higher. Cocoa prices soared +35.10% in the first quarter due to supply concerns in the Ivory Coast and Ghana, the largest producing regions in the world. Agricultural commodities sold-off sharply in the second quarter due to escalating global trade tension. In June, China’s Ministry of Finance indicated its intention to move forward with a 25% tariff on approximately $50 billion of U.S. imports, including a number of agricultural commodities such as soybean, corn, and wheat. The likely reduction in demand coupled with ample supplies caused a significant June sell-off.

Following their strong move in 2017, Base Metal prices retreated during the semi-annual period, particularly in the first quarter, due to heightened geopolitical tension, higher inventory, and soft Chinese demand. Trade war concerns in the second quarter further pressured many Base Metals, including copper, as China, the largest consumer of these commodities, announced its intention to move forward with retaliatory tariffs toward the end of the period. Precious Metal prices were generally little changed in the first quarter but weakened in the final three months of the period attributable to softness in gold and platinum. Following a significant move higher in late 2017/early 2018, gold prices have fallen since mid-April on a combination of a stronger U.S. dollar, higher interest rates, trade concerns, and less interest by market participants for this safe-haven asset.

6 | Shareholder Letter

In Energy markets, oil prices continued their climb as WTI ended the semi-annual period up approximately 23% at approximately $74/ barrel versus roughly $60/barrel at the end of 2017. This ongoing rise comes despite the announcement that Organization of Petroleum Exporting Countries (“OPEC”) would increase oil production and ease supply constraints that have been in place since 2017. The U.S. decision to pull out of the Iran nuclear deal, collapsing oil production in Venezuela as a result of their economic crisis, Libyan production woes due to political instability, and declining U.S. inventories served to restrict oil supply and boost prices.

Commodity Strategy

Energy

Trading in Energy markets was highly profitable during the semi-annual period. Long positions in directional trading benefitted from tight conditions in the oil markets, due to continued OPEC supply restraint, production disruptions, and strong economic growth that caused oil prices to move higher. Overall during the period, the Fund had significant gains from long positions in Brent, WTI, London gas oil, and heating oil. Relative value trading was also profitable during this period as models successfully captured volatility along the forward curve.

Grains

Profitable trading in June offset losses through the first five months of the year in Grains as modest gains from directional long/short positions offset small losses from calendar spread trading. In June, short positions, particularly in soybean and corn, benefitted as a number of agricultural commodities including corn, wheat, and soybean fell substantially. The downward move in these grain markets was attributable primarily to the escalating U.S./Chinese trade tariff situation described above.

Metals

Market dynamics in both Precious and Base metals proved challenging for the Fund, though the largest losses were attributable to trading in Base Metals. Overall, directional trading during the semi-annual period was unprofitable, while calendar spread positions edged higher. In the first quarter, losses from directional trading in copper and palladium markets more than offset gains from shorting silver. In April, short positions in Base Metals were hurt as prices for aluminum, copper, and zinc moved higher on U.S. sanctions on Russian aluminum.

Softs & Livestock

Trading in Livestock was the second largest contributor to the Fund’s robust first half returns. While directional trading was not a significant factor, calendar spread positions were highly profitable during the period. Calendar spread trading in both lean hogs and live cattle was profitable during the period. Uncertainty regarding potential declines in exports to Mexico and Canada due to the North American Free Trade Agreement (“NAFTA”) trade negotiations, along with ample domestic supplies, created favorable trading dynamics along the forward curve in the lean hog market. Cold weather and strong demand in January, and price declines in March due to concerns regarding a reduction in Chinese demand, created favorable trading conditions in live cattle. In Softs, slightly profitable trading from calendar spread trading offset modest losses from short positions.

Outlook

We continue to believe that the Fund’s potential to benefit from rising or falling commodity prices through its long/short approach, and exposure to relative value trading, is differentiated from other commodity funds. We believe this investment approach is particularly attractive given the high level of volatility in the commodity markets.

Market participants face potential uncertainties in the period ahead. Global trade tensions continue to cloud the outlook. Will the world be dragged into a trade war that could undermine global growth? The outcome may have a significant impact on agricultural, metal, and energy commodities. Looking at energy markets, crude oil prices seem to be trapped in a wide range with the OPEC/non-OPEC production control agreement and the prospect of increased shale production being balancing factors. Further, there exists potential global demand and supply disruptions from many sources—such as Iran, Venezuela and Libya.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

Returns for the fixed income portion of the portfolio were +0.12% compared to -0.33% for the Bloomberg Barclays 1-5 Year Government Credit Index in the first half of 2018. The duration of the fixed income component of the fund was managed between 1.9 and 2.2 years during the period, compared to about 2.7 years for the benchmark. Nuveen’s decision to position the Fund’s duration defensively over the time period accounted for the outperformance versus the benchmark, while curve positioning was a detractor. The Fund’s corporate bond issuer exposure was well diversified, with modest overweight’s to both financials and industrials. Given that spreads for non-government securities were range bound, the sector strategy was neutral to investment returns during the reporting period.

LoCorr Multi-Strategy Fund (note: this Fund was liquidated on August 24, 2018)

The LoCorr Multi-Strategy Fund (the “Multi-Strategy Fund” or the “Fund”) objective is capital appreciation, and it invests in securities that are expected to produce a competitive level of current income. The Fund was launched, in part, due to demand for a Fund that would include a variety of our alternative investment strategies in one investment. Historically, the Fund’s exposure has been allocated approximately equally between an equity-oriented portfolio and a managed-futures-driven portfolio. The equity-oriented allocation has been comprised of an income-oriented strategy and a long/short strategy, while the managed futures allocation has been comprised of a diversified multi-asset trend-following futures strategy and a long/short commodity strategy.

Shareholder Letter | 7

For the semi-annual period ended June 30, 2018, the Fund’s Class I shares declined -8.75%. Challenging performance from the Fund’s trend-following allocation was the most significant driver of the negative returns, as market conditions proved challenging for this type of strategy, particularly during the risk-off period in late January/early February. The equity portfolio contributed positively to absolute returns, led by contributions from the income-oriented strategy while the long/short equity portfolio had negative returns.

Income Strategy

The income portfolio has been sub-advised by Trust and Fiduciary Income Partners, Inc. (“TFIP”) which has managed a similar strategy, through a predecessor firm, since 2001. The positive returns were attributable to master limited partnership (“MLPs”) holdings, as well as smaller contributions from business development companies (“BDCs”), equity real estate investment trusts (“REITs”), and positions in traditional c-corporation (“C Corps”) equities. TFIP’s portfolio continued to generate high income for the Fund throughout the period.

Long/Short Equity Strategy

The long/short equity portfolio has been sub-advised by Billings Capital Management LLC (“Billings”) which has managed a similar strategy since the firm’s inception in early 2008. The concentrated long/short equity portfolio produced negative returns during the period as a large Communication Services long position stumbled. This more than offset positive contributions from long positions in the Financial Services and Consumer Cyclical sectors. The short book also detracted from returns.

Commodities Strategy

The Fund has accessed the returns of the MILCOM which it has traded since 2005. During the semi-annual period ended June 30, 2018, the MILCOM portion of the Fund generated strong positive returns, led by long positions and relative value trading in the Energy markets as oil and oil-derived commodity prices surged. Trading was also profitable in the Grains and Livestock sectors, while trading in the Metals was the largest detractor.

Managed Futures Strategy

The Fund has accessed the returns of Graham’s Tactical Trend strategy (Graham), which the manager has traded since 2006. The Graham portion of the Fund had negative returns during the semi-annual period as gains from long positions in Energy trading was more than offset by losses in Foreign Currency and Base Metals positions, and to a lesser extent, unprofitable trading in Equities, Fixed Income, and Agricultural markets. Please refer to the commentary below for the LoCorr Market Trend Fund to learn more about current portfolio positioning and market outlook.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend-following futures strategy sub-advised by Graham. Graham was founded in 1994 and manages approximately $15 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Market Trend Fund attempts to achieve its objective by investing in two main strategies – a Market Trend Strategy and a Fixed Income Strategy.

The Fund’s Class I shares declined -8.03% during the semi-annual period ended June 30, 2018 versus a -5.28% decline for the SG Trend Index, which tracks the largest trend following commodity trading advisors. Following the sharp move higher in the fourth quarter 2017 (in which the Fund gained +9.15%), strong trending activity persisted, particular in Equities and oil markets, which continued to move higher through the end of January as the Fund got off to a strong start (+4.60% in January).

The momentum of fourth quarter and January did not persist, as conditions for trend followers turned on a dime at the end of January when equity and oil markets reversed dramatically (described in further detail in the next section). The challenge for the Fund, and other trend following strategies, was that leading up to this reversal, equity and oil markets had been exhibiting exceptionally strong bullish trending activity and accordingly, positions were quite long. While positioning adjusted, the speed and magnitude of the reversal was so dramatic that the Fund, along with similar trend following strategies, incurred significant losses. The Fund experienced a drawdown of -11.35% during this period as long positions in Equities and Energy suffered. This brief period was the primary driver behind the Fund’s negative returns during the semi-annual period ended June 30, 2018.

Market Commentary

See Macro Strategies Fund

Market Trend Strategy

Equity Indices

With equity markets trending higher since the Presidential elections in November 2016, the Fund had sizable long positions which were highly profitable in 2017 into January 2018. When volatility spiked and equity markets reversed course dramatically over a 9-day period in late January/early February, these long positions experienced sizable losses, offsetting gains from trading during the rest of the period. While the sell-off proved short-lived, the sub-adviser’s trend following models shifted to short equities, which prevented the Fund from benefitting from the subsequent recovery. If the sell-off in the equity markets had persisted, the short position in Equities may have helped the Fund protect capital. As equity markets continued to recover, the Fund’s positioning shifted back to long and remained that way through the end of the semi-annual period ended June 30, 2018.

8 | Shareholder Letter

Commodities

Trading in the commodity markets was unprofitable during the period, as substantial gains from Energy trading was more than offset by sizable losses in Base Metals and, to a lesser extent, unprofitable trading in Agricultural/Softs and Precious Metals. With oil prices trending higher since mid-2017, the Fund continued to maintain long positions in oil and oil-derived commodities, which enabled it to benefit from the significant move higher in the first six months of 2018. Trading in Base Metals offset much of the gains from Energy, as markets such as copper and aluminum experienced choppy trading conditions and frequent reversals that may be attributable to trade tariff concerns during the period, particularly with China, given their appetite for these commodities.

Foreign Currencies

The largest losses for the Fund stemmed from Foreign Currency positions as the U.S. dollar (using the U.S. Dollar Index as a proxy) was range-bound from February to April, experiencing sharp and frequent reversals during this period. These conditions are typically challenging for trend-following strategies like that employed by the Fund. Positioning shifted from long Foreign Currency versus the U.S. dollar to short, as the U.S. dollar began strengthening beginning in mid-April. This may have been in response to strong domestic economic growth and the move higher in interest rates relative to the rest of the world.

Fixed Income

Fixed Income trading generated modest losses during the period, as gains from trading in the short-end of the curve was offset by losses in intermediate and long-term positions. With U.S. rates rising, positioning in domestic fixed income was short (to benefit from rising rates, which causes bond prices to fall). Overseas, interest rates were generally flat to down during the period; but, particularly in European markets, experienced some sizable reversals along the way. Positioning in international fixed income markets was long (to benefit from falling rates which causes bond prices to rise) for most of the semi-annual period, though it was marked by periods of short positioning as well.

Outlook

With the notable exception of the fourth quarter of 2017, trend-following has faced challenging market conditions. This is attributable to a lack of significant trends across most asset classes, and a staggering January/February 2018 reversal from the markets that had been trending. What seems to be significant macro- and geo-political factors - tariffs/trade wars, more hawkish Federal Reserve, etc. - have generally not yet materialized in the form of consistent trending behavior as the market has shrugged off such news as being transient. Despite the challenging conditions, LoCorr remains optimistic that macro trading conditions will become more conducive to trend-following strategies like that employed by the Fund.

Fixed Income Strategy

The fixed income portion of the Fund is sub-advised by Nuveen in a conservatively managed short-duration portfolio of the highest credit quality. It is managed against the Barclays 1-3 Year Government Index and focuses primarily on U.S. Treasuries and U.S. Government securities but can own up to 30% in aggregate in corporate, municipal, and asset backed securities of the highest credit quality.

Returns for the fixed income portion of the Fund were +0.31% compared to +0.07% for the benchmark in the first half of 2018. Nuveen’s defensive interest rate strategy accounted for a portion of the outperformance relative to the index, as duration of the portfolio was positioned short to the benchmark by between .30 and .40 years during the period. Curve positioning was a slight detractor to performance. The portfolio generally owned about 26-28% in non-government securities during the time frame; this was a boost to performance, as these securities outperformed government securities. As of June 30, 2018, portfolio duration was 1.56 years compared to 1.86 years for the benchmark and about 72% of the portfolio was in U.S. government debt with the remainder in AAA rated non-government securities.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Dynamic Equity Fund” or the “Fund”) seeks long-term capital appreciation, with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

The Fund employs two sub-advisers—Billings and Kettle Hill Capital Management (“Kettle Hill”). Billings’ strategy is based on a value- oriented, fundamental, bottom-up long/short equity approach. This manager seeks to maximize absolute returns, exceeding the S&P 500 Index over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since its inception in 2008. Kettle Hill seeks to earn superior returns over an investment cycle, while focusing on capital preservation and downside volatility. The manager’s investment process combines bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003. During the semi-annual period, each manager sub-advised about one-half of the Fund’s portfolio.

Market Commentary

While the S&P 500 Index had positive returns during the semi-annual period (+2.65%), there was significant disparity between growth and value stocks. Using the Russell 1000 Growth Index as a proxy for growth stocks and the Russell 1000 Value Index as a proxy for value stocks, growth outperformed +7.25% versus -1.69% during the period. Further, the market was particularly narrow during the first six months of the year led by Technology and Consumer Discretionary stocks, while the Industrial, Financial Service, and Consumer Staples stocks were amongst the worst performers. To further illustrate how narrow the market was during the period, the six stocks that make up FANGMA (Facebook, Amazon, Netflix, Alphabet (Google), Microsoft, and Apple) accounted for approximately 96% of the return for the S&P 500.

Shareholder Letter | 9

In 2017 the equity market, as measured by the S&P 500 Index, gained +21.83% and was characterized by historically low volatility levels. While this Goldilocks environment continued into late January 2018, investors took notice of rising interest rates and building inflationary pressure. This led to selling pressure in equities, sparking a surge in volatility with the VIX jumping from 11.08 on January 26th to an intra-day high of 50.30 on February 6th. The spiking volatility led to the demise of a number of inverse (short) volatility ETFs that proved vulnerable to these conditions and exacerbated the sell-off. The DJIA corrected -10.26% from January 29 to February 8. The sell-off was rather short lived -- investors flocked back to risk assets and Equity markets recovered much of their losses. Since the recovery in the second half of February, performance in Equities has been mixed, though the S&P 500 Index finished higher during the second quarter.

Portfolio Update

The Fund’s Class I Shares declined –4.18% versus a gain of +2.65% for the S&P 500 Index during the semi-annual period ended June 30th, 2018. Performance from the sub-advisers was mixed: Kettle Hill produced solid positive returns that were more than offset by negative returns in the concentrated portfolio managed by Billings. LoCorr believes that the Fund’s high conviction, concentrated approach is a compelling characteristic that distinguishes it from most peers and is beneficial over the long term. However, during the semi-annual period it was a significant factor in the Fund’s difficult performance.

Overall, both the long and short books contributed negatively to performance during the period. The aforementioned outperformance of growth versus value stocks also created a headwind, given the Fund’s value bias. Net exposure for the Fund ended the period at approximately 57%, which is near the high end of the typical 40 – 60% range.

A sizable position in the Communication Services sector had a significant negative effect on the long book. Gogo Inc., a provider of inflight broadband connectivity solutions and wireless entertainment to the aviation industry, stumbled due to a credit rating downgrade and execution issues around its next-generation 2Ku network. The Fund’s Industrial positions also struggled, led by losses from positions in Air Canada and Kennametal Inc. Partially offsetting these detractors were gains from long positions in Information Technology, Financial Services, Healthcare and Consumer Cyclical holdings. In the Consumer Cyclical sector, the Fund benefitted from signs that a turnaround in the operations for Advanced Auto Parts Inc., a provider of automotive replacement parts, was gaining steam. Positions in Syneos Healthcare Inc. and Credit Acceptance Corp. also contributed positively to results.

On the short side of the book, positions in the Consumer Defensive, Communication Services, and Financial Services sectors contributed positively to results during the period. In the Financial Services sector, positions in several banks and capital markets- related firms contributed positively to the Fund’s performance. Losses from the Consumer Cyclical and, to a lesser extent, the Industrial, Real Estate, and Information Technology sectors detracted from the Fund’s performance. A short position in a jewelry retailer detracted from results as the company’s stock moved higher following their release of second quarter earnings. Other positions that contributed negatively to the Fund’s results included a salon company and a manufacturer of electrical weapons.

Outlook

Billings - We continue to be constructive on U.S. markets and the economy. Many prognosticators continue to warn of frailty in the market and the bull market getting long in the tooth. Much the same was stated in 2016 when oil prices plummeted, Brexit took center stage and America was in the midst of an ugly presidential election campaign – all supposedly harbingers of an impending crash. The U.S. economy is looking quite balanced as consumer spending remains strong, and there has been an uptick in capital spending resulting from incentives to repatriate, new tax laws and CEO confidence. Economists would argue that the stimulus may facilitate improved labor productivity and the ability for companies to pay higher wages without crimping profit margins. Should this be correct, you could see earnings growth remain intact longer.

Kettle Hill - We attempt to protect capital through conservative exposure management (our primary objective), and we continue to operate cautiously. There are several indications that we are in a late-cycle market. The narrowing breadth of the equity market and the concentration of returns in a few large cap tech names is just one. Quantitative tightening and rising interest rates are become evident in global asset markets, leading to bursts of downward volatility in equities and rapid capital flight from riskier economies, most notably Italy, Turkey, Argentina and Brazil. Market signals are confusing, as economic growth and higher consumer confidence are creating greater inflationary pressures, while political and tariff uncertainty potentially delays capital investment and hiring decisions.

Given all the risks and uncertainty we’ll continue to manage net exposure tactically in a conservative and contrarian manner, adhering to our risk management discipline while operating within well-defined exposure bands. However, given all of the confusion in the market, we believe this is an environment that is rich with individual long and short opportunities.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” theme of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by TFIP. TFIP invests primarily in pass- through securities to seek high current income, much of which the Fund distributes monthly to investors.

For the semi-annual period ended June 30, 2018, the Fund’s Class I shares gained +3.43%, significantly outperforming the Bloomberg Barclays U.S. Aggregate Bond Index which fell -1.62%. During this period, the Spectrum Income Fund continued to make consistent distributions. We are pleased that the Fund continued to outperform the Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for bonds, as interest rates moved higher during the period.

10 | Shareholder Letter

Market Commentary

The Federal Reserve continued its policy of sustained monetary tightening, raising the federal funds rate 25 basis points each quarter this year and indicating its desire to continue on that path for the foreseeable future. The concern is that the Fed will raise rates too far or too quickly and will kill the aging bull market. TFIP continues to monitor leading growth indicators, both globally and domestically, for signs of imbalance.

Another concern is the elevated rhetoric concerning global trade wars. The fear of a trade war and its potential negative effect on global growth has weighed on the market. The investment team considers this possibility when constructing the portfolio and has striven to concentrate the Fund in stocks that have minimal direct impact.

At the last OPEC meeting in June, an agreement was reached to boost production after record-setting adherence to production limits enacted at the beginning of 2017. Both OPEC and large non-OPEC producers such as Russia showed unprecedented adherence to production discipline. This was one of the major factors contributing to the decline of global oil inventories. Oil has rallied nearly 40% in that time and supplies have become tight.

Although these developments have been problematic for much of the equity market, they have been generally helpful to many of the portfolio holdings. For example, higher interest rates are often helpful for the Fund’s BDC holdings, which lend to domestic companies at short term interest rates. Trade concerns are of little direct impact to the portfolio companies, which are relatively small companies serving domestic markets. Finally, higher oil prices and increased production in shipment through the pipelines support U.S. oil producers, which were well represented in the portfolio.

Portfolio Update

The Fund’s positive returns were driven by strong gains from the portfolio’s MLP holdings, as well as solid contributions from BDCs, equity REITs, and positions in traditional C-Corp equities.

MLPs, as measured by the Alerian MLP Index, fell almost -1% in the first half of 2018. The sector rallied in the second quarter after selling-off earlier in the year, following the surprise Federal Energy Regulatory Commission cost-of-service ruling. Despite the slightly negative returns by the Alerian MLP Index, the Fund enjoyed strong positive contributions from its holdings in this sector, with the largest gains from mid-stream and non-Energy MLPs.

Equity REITs were roughly flat in the first half of 2018 (FTSE NAREIT All Equity REIT Index, +1.27% through June 30, 2018), including dividends. Typically, REIT performance tends to be weak at the beginning of a rising rate cycle, but then tend to outperform as strengthening macroeconomic conditions lead to higher occupancy rates and rising property values.

BDCs, as measured by the Wells Fargo Business Development Company Index, rose nearly +4% in the first half of 2018. The sector benefitted from regulatory change which will allow BDCs to double their allowable leverage. This should provide growth capital for middle market businesses, though the investment team will continue to monitor how individual BDCs plan to employ additional capital.

The Fund was also aided by contributions from higher-yielding C-Corp positions. This included Macy’s, a holding that was exited following a sharp rally in its stock price, which was rewarded for executing on its turnaround plan and benefitted from consumer demand tailwinds. The worst-performing position in the Fund was Macquarie Infrastructure Partners, which cut its distribution after suffering a downturn in its heavy fuel oil storage business, in a move that took the street by surprise.

In the first six months of 2018, the sub-adviser added to REITs, with a focus on data centers with stable cash flow growth and the potential for stock price appreciation. TFIP also added to high yielding C-Corps that represented the manager’s bullish views on consumer spending, including retail, theme parks and fast casual dining. Closed-end-fund (CEFs) holdings were reduced, specifically those that benefit from a weaker dollar, as the dollar reversed its downward momentum in early Q2 and began to rally. Also reduced were select mortgage REITs (mREITs) that do well in a steepening yield curve environment, as well as some issues that tend to profit from rising rates, as interest rates (as measured by U.S. 10-year Treasuries) settled under 3% in the second quarter.

Outlook

Despite Fed tightening, some signs of inflation, and the risk of the negative effect that a potential trade war may have on global growth, TFIP remains constructive on the sectors and securities it holds. The investment team believes domestic growth is stable, cash flows are strong, and macro conditions such as interest rates and oil prices are supportive of the portfolio’s holdings. To the extent that geopolitical developments inhibit global trade growth, the manager believes there would be little effect to the portfolio as the businesses of its underlying holdings are concentrated in low-risk domestic activities such as building rentals, pipeline rates, and business lending. The team is encouraged that it is finding attractive, new opportunities that adhere to their approach of focusing on companies that produce strong cash flows and have the potential to increase distributions.

Thank you for investing in the LoCorr Funds

Shareholder Letter | 11

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index-Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. Barclays 1-3 Year Government Bond Index-The Barclays U.S. 1-3 Year Government/Credit Bond Index is a part of the Barclays U.S. Government/Credit Bond Index. It includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued U.S. corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment-grade with a maturity between one and three years. BofA Merrill Lynch 3-Month T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Barclays CTA Index is an unweighted index which attempts to measure the performance of the Commodity Trading Advisor (“CTA”) industry. The Index measures the combined performance of all CTAs reporting to Barclay Trading Group who have more than 4 years past performance. Fees and transaction costs are reflected. CBOE VIX Index is the Chicago Board Options Exchange Volatility Index, which shows the 30-day volatility expectations of the S&P 500 Index. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.” S&P GSCI Commodity Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. Russell 1000 Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability. The Russell 1000 Value is published and maintained by FTSE Russell. Russell 1000 Growth Index refers to a composite that includes large and mid-cap companies located in the United States that also exhibit a growth probability. The Russell 1000 Growth is published and maintained by FTSE Russell. SG Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Russell 2000 Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector. Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. U.S. Dollar Index is a proxy for the U.S. dollar versus a basket of major global currencies. Wells Fargo Business Development Company Index measures the performance of all BDCs that are listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other eligibility requirements. Morningstar Managed Futures Category is made up of Funds that primarily trade futures, options, swaps and foreign exchange contracts, both listed and over the counter. Credit Suisse Managed Futures Index replicates the return of the managed futures fund industry. FTSE NAREIT All Equity REIT Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. One cannot invest directly in an index.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis Point (bps) - A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Grade - Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund and LoCorr Spectrum Income Fund are diversified funds. The LoCorr Dynamic Equity Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund, and the LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

12 | Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	5 Year	Average Annual Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	-5.21%	0.11%	4.58%	0.32%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-10.69%	-5.65%	3.35%	-0.49%
LoCorr Macro Strategies Fund - Class C	3/24/11	-6.39%	-1.44%	3.84%	-0.40%
LoCorr Macro Strategies Fund - Class I	3/24/11	-5.02%	0.47%	4.89%	0.59%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.81%	1.36%	0.42%	0.32%[1]
S&P 500 Total Return Index		2.65%	14.37%	13.42%	12.93%[1]
Barclay CTA Index		-2.19%	0.24%	0.58%	-0.49%[2]

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.31%, 3.06% and 2.06% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 24, 2011.
2 Since inception return as of March 31, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	5 Year	Average Annual Since Inception
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	12/31/11	6.28%	16.11%	9.60%	3.50%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	12/31/11	0.19%	9.46%	8.32%	2.56%
LoCorr Long/Short Commodities Strategy Fund - Class C	12/31/11	4.84%	14.17%	8.76%	2.67%
LoCorr Long/Short Commodities Strategy Fund - Class I	12/31/11	6.42%	16.41%	9.89%	3.75%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.81%	1.36%	0.42%	0.35%
S&P 500 Total Return Index		2.65%	14.37%	13.42%	14.98%
Morningstar Long/Short Commodity Index		6.66%	13.63%	-0.82%	-2.05%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund - Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 2.79%, 3.54% and 2.54% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

Fund Performance | 13

LoCorr Multi-Strategy Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	Average Annual Since Inception
LoCorr Multi-Strategy Fund - Class A (without maximum load)	4/6/15	-8.76%	-2.19%	-5.75%
LoCorr Multi-Strategy Fund - Class A (with maximum load)	4/6/15	-14.06%	-7.82%	-7.46%
LoCorr Multi-Strategy Fund - Class C	4/6/15	-10.07%	-3.94%	-6.48%
LoCorr Multi-Strategy Fund - Class I	4/6/15	-8.75%	-2.01%	-5.54%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.81%	1.36%	0.63%
S&P 500 Total Return Index		2.65%	14.37%	10.90%
Morningstar Multialternative Category		-1.09%	2.17%	0.10%

$100,000 investment in the
LoCorr Multi-Strategy Fund - Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.92%, 4.67% and 3.67% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The funds in the Morningstar Multialternative Category use a combination of alternative strategies. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

One cannot invest directly in an index.

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	Average Annual Since Inception
LoCorr Market Trend Fund - Class A (without maximum load)	6/30/14	-8.16%	-1.55%	1.89%
LoCorr Market Trend Fund - Class A (with maximum load)	6/30/14	-13.42%	-7.23%	0.39%
LoCorr Market Trend Fund - Class C	6/30/14	-9.41%	-3.25%	1.12%
LoCorr Market Trend Fund - Class I	6/30/14	-8.03%	-1.35%	2.15%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.81%	1.36%	0.51%
S&P 500 Total Return Index		2.65%	14.37%	10.79%
Barclay CTA Index		-2.19%	0.24%	0.66%

$100,000 investment in the
LoCorr Market Trend Fund - Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 2.01%, 2.76% and 1.76% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

14 | Fund Performance

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	5 Year	Average Annual Since Inception
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	-4.40%	-1.56%	3.87%	3.36%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	-9.89%	-7.20%	2.65%	2.18%
LoCorr Dynamic Equity Fund - Class C	5/10/13	-5.69%	-3.16%	3.11%	2.58%
LoCorr Dynamic Equity Fund - Class I	5/10/13	-4.18%	-1.20%	4.16%	3.63%
S&P 500 Total Return Index		2.65%	14.37%	13.42%	12.73%
Morningstar Long/Short Equity Fund Index		-0.65%	5.48%	4.08%	3.80%

$100,000 investment in the
LoCorr Dynamic Equity Fund - Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.46%, 4.21% and 3.21% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2018 (Unaudited)

	Inception Date	6 Month	1 Year	Average Annual Since Inception
LoCorr Spectrum Income Fund - Class A (without maximum load)	12/31/13	3.24%	4.06%	-0.04%
LoCorr Spectrum Income Fund - Class A (with maximum load)	12/31/13	-2.68%	-1.86%	-1.35%
LoCorr Spectrum Income Fund - Class C	12/31/13	1.84%	2.31%	-0.81%
LoCorr Spectrum Income Fund - Class I	12/31/13	3.43%	4.42%	0.23%
Bloomberg Barclays U.S. Aggregate Bond Index		-1.62%	-0.40%	2.43%
S&P 500 Total Return Index		2.65%	14.37%	11.23%
Morningstar Allocation - 70% to 85% Equity		0.64%	8.66%	5.87%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I
For the period ended June 30, 2018 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2018 prospectus, the Fund’s annual operating expense ratio is 2.99%, 3.74% and 2.74% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclays U.S. Aggregate Bond Index is a long term, market capitalization- weighted index used to represent investment grade bonds being traded in the United States.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments | 15

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio1

June 30, 2018 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments

June 30, 2018 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 20.20%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	2.27%	$1,201,124	$1,179,212
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	2.27%	1,328,996	1,302,099
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	2.42%	179,069	174,588
Ally Auto Receivables Trust, 2015-1 A3	09/16/2019	1.39%	143,825	143,734
Atlantic City Electric Transition Funding LLC, 2003-1 A3	10/20/2020	5.05%	143,884	143,895
BA Credit Card Trust, 2014-A1 A (1 Month LIBOR USD + 0.380%) (c)	06/15/2021	2.45%	1,000,000	1,001,600
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	3,750,000	3,684,358
Barclays Dryrock Issuance Trust
Series 2014-3 A	07/15/2022	2.41%	2,141,000	2,129,817
Series 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.37%	3,225,000	3,226,908
Cabela’s Credit Card Master Note Trust
Series 2013-2A A2 (1 Month LIBOR USD + 0.650%) (a)(c)	08/16/2021	1.08%	3,885,000	3,887,579
Series 2016-1 A1	06/15/2022	1.78%	4,205,000	4,160,631
Series 2014-2 A (1 Month LIBOR USD + 0.450%) (c)	07/15/2022	2.52%	1,004,000	1,006,491
California Republic Auto Receivables Trust
Series 2017-1 A2	11/15/2019	1.55%	167,016	166,950
Series 2018-1 A3	08/15/2022	3.14%	1,100,000	1,099,867
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	16,346	16,364
Chase Issuance Trust, 2018-A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	2.27%	3,475,000	3,473,958
Citibank Credit Card Issuance Trust
Series 2016-A2	11/20/2023	2.19%	4,730,000	4,602,401
Series 2018-A3	05/23/2025	3.29%	3,500,000	3,520,550
Colony American Homes
Series 2015-C1 (1 Month LIBOR USD + 1.950%) (a)(c)	07/17/2032	4.00%	1,940,000	1,943,911
Series 2015-A1 (1 Month LIBOR USD + 1.200%) (a)(c)	07/19/2032	3.25%	3,753,269	3,751,556
Colony Starwood Homes, 2016-A1 (1 Month LIBOR USD + 1.500%) (a)(c)	07/19/2033	3.59%	3,520,200	3,536,212
Conn’s Receivables Funding LLC, 2017-B A (a)	07/15/2020	2.73%	2,026,082	2,025,769
Consumers Securitization Funding LLC, 2014-A A1	11/01/2020	1.33%	642,151	637,151
Ford Credit Auto Owner Trust, 2017-C A3	03/15/2022	2.01%	3,450,000	3,401,258

The accompanying notes are an integral part of these consolidated financial statements.

16 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
GLS Auto Receivables Trust, 2018-2A A (a)	04/18/2022	3.25%	$3,000,000	$3,000,826
GM Financial Automobile Leasing Trust, 2018-1 A2A	04/20/2020	2.39%	3,510,000	3,499,390
Invitation Homes Trust
Series 2015-SFR3 A (1 Month LIBOR USD + 1.300%) (a)(c)	08/19/2032	3.37%	3,820,057	3,824,809
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	2.94%	1,602,645	1,602,642
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	2.97%	2,789,410	2,787,672
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	3.00%	3,040,000	3,040,000
Mercedes-Benz Auto Lease Trust, 2018-A A2	04/15/2020	2.20%	1,350,000	1,347,117
NRZ Advance Receivables Trust Advance Receivables Backed, 2016-T3 AT3 (a)	10/16/2051	2.83%	3,210,000	3,131,721
Ocwen Master Advance Receivables Trust
Series 2016-T1 AT1 (a)	08/17/2048	2.52%	3,062,000	3,063,980
Series 2017-T1 AT1 (a)	09/15/2048	2.50%	2,000,000	1,997,619
Series 2016-T2 AT2 (a)	08/16/2049	2.72%	3,190,000	3,173,055
OneMain Direct Auto Receivables Trust, 2016-1A A (a)	01/15/2021	2.04%	9,432	9,429
OneMain Financial Issuance Trust, 2015-2A B (a)	07/18/2025	3.10%	2,020,000	2,020,197
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	3,279,465	3,172,268
Prosper Marketplace Issuance Trust, 2018-1A A (a)	06/17/2024	3.11%	2,713,083	2,712,843
Santander Drive Auto Receivables Trust, 2017-2 A2	03/16/2020	1.60%	670,646	670,316
Santander Retail Auto Lease Trust
Series 2017-A A2A (a)	03/20/2020	2.02%	4,365,709	4,345,271
Series 2018-A A2A (a)	10/20/2020	2.71%	3,875,000	3,870,639
SMB Private Education Loan Trust, 2017-A A1 (1 Month LIBOR USD + 0.450%) (a)(c)	06/17/2024	2.52%	1,553,140	1,554,201
SoFi Professional Loan Program LLC
Series 2015-C A2 (a)	08/25/2033	2.51%	1,535,030	1,507,641
Series 2016-A A2 (a)	12/26/2036	2.76%	3,908,429	3,862,321
Series 2017-C A2A (a)	07/25/2040	1.75%	2,302,040	2,282,132
SPS Servicer Advance Receivables Trust, 2016-T1 AT1 (a)	11/16/2048	2.53%	3,300,000	3,315,114
Synchrony Credit Card Master Note Trust
Series 2017-1 A	06/15/2023	1.93%	3,140,000	3,077,574
Series 2018-1 A	03/15/2024	2.97%	3,100,000	3,092,921
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	2,708,956	2,695,384
Series 2016-PT1 A (a)	06/15/2022	1.93%	2,158,677	2,137,229
Tesla Auto Lease Trust, 2018-A (a)	12/20/2019	2.32%	2,782,282	2,773,182
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	2,840,000	2,740,815
Verizon Owner Trust, 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.34%	4,525,000	4,525,880
Volkswagen Auto Loan Enhanced Trust, 2018-1 A2A	07/20/2021	2.81%	2,375,000	2,374,981
TOTAL ASSET BACKED SECURITIES (Cost $134,118,251)				133,426,028

CORPORATE BONDS: 30.73%
Finance and Insurance: 13.82%
Aflac, Inc.	03/16/2020	2.40%	2,835,000	2,803,444
American Express Credit Corp.	10/30/2019	1.70%	2,000,000	1,968,986
American Honda Finance Corp.	02/12/2021	2.65%	2,020,000	1,999,095
American International Group, Inc.	08/15/2020	3.38%	1,365,000	1,367,425
Bank of America Corp.	04/21/2020	2.25%	8,155,000	8,043,113
Bank of New York Mellon Corp.	02/07/2022	2.60%	1,000,000	979,429
BB&T Corp.	01/15/2020	2.45%	2,260,000	2,237,922
Berkshire Hathaway Finance Corp.	01/15/2021	4.25%	1,500,000	1,550,156
Capital One Financial Corp.	05/12/2020	2.50%	1,700,000	1,675,892
Charles Schwab Corp.	01/25/2023	2.65%	1,905,000	1,854,362
Chubb INA Holdings, Inc.	11/03/2020	2.30%	2,500,000	2,455,511
Citigroup, Inc.	10/26/2020	2.65%	4,175,000	4,118,392
Citigroup, Inc.	01/14/2022	4.50%	3,315,000	3,405,119
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	3,180,000	3,149,241
Fifth Third Bancorp	07/27/2020	2.88%	1,965,000	1,953,944
General Motors Financial Co., Inc.	05/09/2023	3.70%	2,375,000	2,330,006

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued) | 17

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Goldman Sachs Group, Inc.	09/15/2020	2.75%	$2,165,000	$2,139,185
Goldman Sachs Group, Inc.	02/25/2021	2.88%	1,690,000	1,668,017
Goldman Sachs Group, Inc.	02/23/2023	3.20%	1,885,000	1,836,824
Hartford Financial Services Group, Inc.	03/30/2020	5.50%	1,685,000	1,750,300
HSBC Holdings PLC (b)	04/05/2021	5.10%	2,390,000	2,498,271
John Deere Capital Corp.	01/08/2021	2.55%	1,495,000	1,476,373
JPMorgan Chase & Co.	01/23/2020	2.25%	3,095,000	3,055,189
JPMorgan Chase & Co.	01/25/2023	3.20%	3,115,000	3,059,259
Lazard Group LLC	11/14/2020	4.25%	1,935,000	1,972,879
Metropolitan Life Global Funding (a)	04/14/2020	2.00%	2,000,000	1,958,500
Morgan Stanley	07/24/2020	5.50%	5,455,000	5,698,517
PNC Bank NA	01/22/2021	2.50%	2,430,000	2,385,640
Prudential Financial, Inc.	11/15/2020	4.50%	2,000,000	2,058,904
State Street Corp.	08/18/2020	2.55%	2,500,000	2,479,640
SunTrust Banks, Inc.	03/03/2021	2.90%	2,500,000	2,469,401
Trinity Acquisition PLC (b)	09/15/2021	3.50%	1,915,000	1,899,344
UnitedHealth Group, Inc.	10/15/2020	3.88%	1,435,000	1,457,562
Unum Group	05/15/2021	3.00%	1,820,000	1,792,085
Wells Fargo & Co.	07/22/2020	2.60%	2,725,000	2,690,399
Wells Fargo & Co.	02/13/2023	3.45%	3,685,000	3,611,417
Westpac Banking Corp. (b)	05/15/2023	3.65%	1,385,000	1,386,334
				91,236,077
Information: 3.90%
21st Century Fox America, Inc.	02/15/2021	4.50%	2,500,000	2,567,900
America Movil SAB de CV (b)	03/30/2020	5.00%	1,880,000	1,931,926
AT&T, Inc.	02/15/2021	4.60%	1,750,000	1,794,154
AT&T, Inc.	02/17/2021	2.80%	4,290,000	4,221,694
CBS Corp.	08/15/2019	2.30%	2,030,000	2,011,297
Charter Communications Operating LLC/Charter Communications Operating Capital	07/23/2020	3.58%	1,955,000	1,952,517
Deutsche Telekom International Finance BV (b)	07/08/2019	6.00%	1,435,000	1,478,346
Discovery Communications LLC	06/01/2020	5.05%	2,150,000	2,221,046
Microsoft Corp.	02/06/2022	2.40%	2,835,000	2,774,888
Verizon Communications, Inc.	03/15/2021	3.45%	2,200,000	2,214,013
Vodafone Group PLC (b)	03/16/2021	4.38%	2,515,000	2,581,727
				25,749,508
Manufacturing: 7.13%
Abbott Laboratories	11/30/2021	2.90%	2,270,000	2,234,302
AbbVie, Inc.	05/14/2020	2.50%	1,845,000	1,822,768
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (b)	02/01/2022	3.95%	2,500,000	2,485,251
Anheuser-Busch InBev Finance, Inc.	02/01/2021	2.65%	2,335,000	2,302,817
Apple, Inc.	02/23/2021	2.25%	1,540,000	1,513,211
Archer-Daniels-Midland Co.	03/01/2021	4.48%	2,000,000	2,069,339
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	2,410,000	2,408,586
Caterpillar, Inc.	06/26/2022	2.60%	1,840,000	1,789,776
Celgene Corp.	02/20/2023	3.25%	2,480,000	2,422,601
Chevron Corp.	03/03/2020	1.96%	2,280,000	2,251,055
Daimler Finance North America LLC (a)	05/04/2023	3.70%	2,240,000	2,229,101
Eastman Chemical Co.	01/15/2020	2.70%	2,000,000	1,988,041
General Electric Co.	01/07/2021	4.63%	1,345,000	1,386,701
Heineken NV (a)(b)	04/01/2022	3.40%	3,000,000	3,011,603
Kraft Heinz Foods Co.	07/02/2020	2.80%	2,135,000	2,119,715
L3 Technologies, Inc.	02/15/2021	4.95%	2,525,000	2,588,448
Newell Brands, Inc.	04/01/2021	3.15%	1,905,000	1,887,322
Packaging Corp. of America	12/15/2020	2.45%	1,630,000	1,594,828
PepsiCo, Inc.	10/14/2020	2.15%	1,200,000	1,180,927
QUALCOMM, Inc.	05/20/2020	2.10%	1,300,000	1,298,939
Reynolds American, Inc.	06/12/2020	3.25%	2,330,000	2,327,609

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Rockwell Collins, Inc.	07/15/2019	1.95%	$2,220,000	$2,198,390
Tyson Foods, Inc.	08/15/2019	2.65%	2,015,000	2,006,923
				47,118,253
Mining, Quarrying, and Oil and Gas Extraction: 1.18%
Enterprise Products Operating LLC	02/15/2021	2.80%	2,115,000	2,087,950
Occidental Petroleum Corp.	02/01/2021	4.10%	1,765,000	1,806,146
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	1,995,000	1,983,037
Total Capital International SA (b)	06/19/2021	2.75%	1,915,000	1,900,662
				7,777,795
Professional, Scientiﬁc, and Technical Services: 0.34%
Biogen, Inc.	09/15/2020	2.90%	2,250,000	2,240,209

Real Estate and Rental and Leasing: 0.98%
Air Lease Corp.	06/01/2021	3.38%	2,150,000	2,138,447
Ford Motor Credit Company LLC	11/04/2019	2.60%	2,365,000	2,345,397
Toyota Motor Credit Corp.	04/17/2020	1.95%	2,030,000	1,995,077
				6,478,921
Retail Trade: 1.80%
BMW US Capital LLC (a)	04/12/2021	3.10%	3,245,000	3,224,751
BP Capital Markets PLC (b)	01/15/2020	2.52%	1,905,000	1,893,022
BP Capital Markets PLC (b)	03/11/2021	4.74%	1,000,000	1,040,938
CVS Health Corp.	07/20/2020	2.80%	1,455,000	1,441,262
Hyundai Capital America (a)	03/18/2021	3.00%	2,535,000	2,488,113
Walgreens Boots Alliance, Inc.	11/18/2019	2.70%	1,780,000	1,772,538
				11,860,624
Utilities: 1.32%
Berkshire Hathaway Energy Co.	01/15/2021	2.38%	2,345,000	2,295,829
Dominion Resources, Inc.	08/15/2019	1.60%	2,305,000	2,269,436
Exelon Generation Co., LLC	01/15/2020	2.95%	2,135,000	2,126,240
Sempra Energy	02/01/2023	2.90%	2,120,000	2,058,066
				8,749,571
Wholesale Trade: 0.26%
Sysco Corp.	10/01/2020	2.60%	1,760,000	1,738,555
TOTAL CORPORATE BONDS (Cost $206,111,110)				202,949,513

MORTGAGE BACKED SECURITIES: 13.93%
BX Trust, 2018-MCSF A (1 Month LIBOR USD + 0.577%) (a)(c)	04/16/2035	2.65%	3,285,000	3,254,871
Cold Storage Trust, 2017-ICE3 A (1 Month LIBOR USD + 1.000%) (a)(c)	04/15/2036	3.07%	3,775,000	3,789,117
Commercial Mortgage Trust, 2012-CR4 A2	10/17/2045	1.80%	1,111,878	1,089,615
CSMC Trust
Series 2017-HL1 A3 (a)(d)	06/25/2047	3.50%	3,076,816	3,052,365
Series 2017-HL2 A3 (a)(d)	10/25/2047	3.50%	3,052,590	3,031,079
Fannie Mae Aces, 2013-M14 FA (1 Month LIBOR USD + 0.350%) (c)	08/25/2018	2.44%	514,734	514,869
Fannie Mae Connecticut Avenue Securities
Series 2016-C03 2M1 (1 Month LIBOR USD + 2.200%) (c)	10/25/2028	4.29%	496,981	499,356
Series 2017-C01 1M1 (1 Month LIBOR USD + 1.300%) (c)	07/25/2029	3.39%	3,464,512	3,490,319
Series 2017-C02 2M1 (1 Month LIBOR USD + 1.150%) (c)	09/25/2029	3.24%	2,254,433	2,267,062
Series 2018-C02 2M1 (1 Month LIBOR USD + 0.650%) (c)	08/26/2030	2.74%	2,190,776	2,191,488
Series 2018-C03 1M1 (1 Month LIBOR USD + 0.680%) (c)	10/25/2030	2.77%	1,528,591	1,528,119
Fannie Mae Pool	02/01/2021	3.50%	19,192	19,434
Fannie Mae Pool	08/01/2021	3.00%	77,590	77,564
Fannie Mae Pool	09/01/2021	3.00%	95,611	95,738
Fannie Mae Pool	11/01/2021	3.00%	193,573	194,474
Fannie Mae Pool	12/01/2025	3.50%	237,186	240,175
Fannie Mae Pool	09/01/2026	3.50%	215,036	217,746

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued) | 19

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae Pool	12/01/2027	2.50%	$3,324,602	$3,269,814
FDIC Guaranteed Notes Trust, 2010-S4 A (1 Month LIBOR USD + 0.720%) (a)(c)	12/04/2020	2.72%	382,057	379,048
FHLMC Multifamily Structured Pass Through Certificates
Series K-709 A1	10/25/2018	1.56%	95,470	95,254
Series K-LH1 A (1 Month LIBOR USD + 0.700%) (c)	11/25/2022	2.70%	3,245,000	3,256,722
Series 3855 HE	02/15/2026	2.50%	8,345	8,285
Series 4181 PF (1 Month LIBOR USD + 0.250%) (c)	11/15/2042	2.32%	1,309,587	1,305,104
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	2,766,294	2,739,633
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	2,715,000	2,729,942
FREMF Mortgage Trust, 2012-K708 B (a)(d)	02/25/2045	3.88%	3,250,000	3,261,372
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (1 Month LIBOR USD + 1.300%) (a)(c)	12/15/2034	3.47%	411,429	411,558
GS Mortgage Securities Corp. Trust, 2018-CHLL A (1 Month LIBOR USD + 0.750%) (a)(c)	02/17/2037	2.82%	3,830,000	3,828,992
GS Mortgage Securities Trust, 2010-C2 A1 (a)	12/10/2043	3.85%	108,154	109,295
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	1,136,959	1,128,521
Series 2017-1 A5 (a)(d)	01/25/2047	3.50%	3,060,086	3,046,937
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	3,509,487	3,468,085
Series 2018-4 A15 (a)(d)	10/25/2048	3.50%	1,466,916	1,459,842
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,668,277
Series 2017-MAUI A (1 Month LIBOR USD + 0.830%) (a)(c)	07/17/2034	2.88%	4,195,000	4,192,362
Series 2010-C2 A3 (a)	11/15/2043	4.07%	4,615,817	4,684,370
Series 2011-C3 A3 (a)	02/16/2046	4.39%	6,377	6,402
MASTR Asset Securitization Trust, 2004-1 4A1	02/25/2019	4.50%	11,741	11,728
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	2.77%	2,785,000	2,782,367
NCUA Guaranteed Notes Trust
Series 2011-R2 1A (1 Month LIBOR USD + 0.400%) (c)	02/06/2020	2.41%	1,613,455	1,616,363
Series 2011-R3 1A (1 Month LIBOR USD + 0.400%) (c)	04/09/2020	2.41%	1,133,589	1,135,489
Series 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	2.47%	123,372	123,787
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	1,255,738	1,259,946
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	1,133,716	1,138,232
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	2,366,543	2,370,100
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	2,819,817	2,843,188
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	3,217,654	3,262,642
Series 2017-3A A1 (a)(d)	04/25/2057	4.00%	1,796,962	1,814,336
Sequoia Mortgage Trust, 2015-3 A4 (a)(d)	07/25/2045	3.50%	801,132	796,087
VNDO Mortgage Trust, 2013-PENN (a)	12/13/2029	3.81%	4,185,000	4,229,963
WFRBS Commercial Mortgage Trust, 2012-C8 A2	08/17/2045	1.88%	512	491
TOTAL MORTGAGE BACKED SECURITIES (Cost $93,205,921)				91,987,925

MUNICIPAL BONDS: 0.45%
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	191,163	191,421
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	1,385,000	1,385,000
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	1,385,000	1,385,000
TOTAL MUNICIPAL BONDS (Cost $2,964,838)				2,961,421

U.S. GOVERNMENT AGENCY ISSUES: 11.99%
Federal Farm Credit Banks	05/08/2020	1.55%	17,800,000	17,472,106
Federal Farm Credit Banks	10/26/2020	1.75%	3,800,000	3,723,419
Federal Farm Credit Banks	11/27/2020	1.90%	7,000,000	6,875,869
Federal Farm Credit Banks	04/05/2021	2.54%	19,410,000	19,326,013
Federal Home Loan Banks	06/12/2020	1.75%	12,630,000	12,424,472
Federal Home Loan Banks	06/11/2021	3.63%	7,000,000	7,175,238
Federal Home Loan Mortgage Corp.	02/16/2021	2.38%	7,695,000	7,636,041

The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal National Mortgage Association	04/13/2021	2.50%	$4,555,000	$4,530,895
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $80,079,893)				79,164,053

U.S. GOVERNMENT NOTES: 7.89%
United States Treasury Note	02/15/2021	2.25%	6,000,000	5,947,031
United States Treasury Note	05/15/2021	8.13%	5,000,000	5,755,468
United States Treasury Note	08/15/2021	8.13%	4,625,000	5,381,801
United States Treasury Note	10/31/2022	2.00%	7,660,000	7,437,679
United States Treasury Note	11/15/2022	1.63%	15,600,000	14,902,874
United States Treasury Note	11/15/2023	2.75%	12,715,000	12,710,032
TOTAL U.S. GOVERNMENT NOTES (Cost $52,324,466)				52,134,885

SHORT TERM INVESTMENT: 7.07%
MONEY MARKET FUND: 7.07%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.81% (e)(f)			46,701,707	46,701,707
TOTAL MONEY MARKET FUND (Cost $46,701,707)				46,701,707
TOTAL SHORT TERM INVESTMENT (Cost $46,701,707)				46,701,707

TOTAL INVESTMENTS (Cost $615,506,186): 92.26%				609,325,532
Other Assets in Excess of Liabilities: 7.74% (g)				51,097,692
TOTAL NET ASSETS: 100.00%				$660,423,224

(a)

Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2018, the value of these securities total $174,266,188 which represents 26.39% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2018.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2018.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.
(f)	All or a portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR          London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts | 21

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts
June 30, 2018 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2018	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$10,537,322	DB	07/18/2018	AUD	$10,420,471	USD	$10,537,322	$—	$(116,851)
1,831,595	BAML	09/21/2018	AUD	1,827,650	USD	1,831,595	—	(3,945)
9,347,610	DB	07/18/2018	BRL	9,076,543	USD	9,347,610	—	(271,067)
13,847,640	DB	07/18/2018	CAD	13,689,002	USD	13,847,640	—	(158,638)
1,966,903	BAML	09/21/2018	CAD	1,985,152	USD	1,966,903	18,249	—
18,844,846	DB	07/18/2018	CHF	18,853,537	USD	18,844,846	8,691	—
1,374,434	BAML	09/21/2018	CHF	1,375,429	USD	1,374,434	995	—
444,355	DB	07/18/2018	CLP	433,151	USD	444,355	—	(11,204)
296,868	DB	07/18/2018	COP	291,780	USD	296,868	—	(5,088)
7,555,281	DB	07/18/2018	EUR	7,542,891	NOK	7,555,281	—	(12,390)
559,797	DB	07/18/2018	EUR	561,332	PLN	559,797	1,535	—
7,519,819	DB	07/18/2018	EUR	7,507,808	SEK	7,519,819	—	(12,011)
93,424	DB	07/18/2018	EUR	93,555	TRY	93,424	131	—
2,621,377	DB	07/18/2018	EUR	2,631,241	USD	2,621,377	9,864	—
4,676,002	BAML	09/21/2018	EUR	4,713,255	USD	4,676,002	37,253	—
15,397,494	DB	07/18/2018	GBP	15,256,453	USD	15,397,494	—	(141,041)
40,793,148	BAML	09/21/2018	GBP	40,433,627	USD	40,793,148	—	(359,521)
47,006	DB	07/18/2018	ILS	46,534	USD	47,006	—	(472)
1,729,478	DB	07/18/2018	INR	1,718,773	USD	1,729,478	—	(10,705)
33,116,968	DB	07/18/2018	JPY	32,874,438	USD	33,116,968	—	(242,530)
50,952,882	BAML	09/21/2018	JPY	50,771,252	USD	50,952,882	—	(181,630)
92,436	DB	07/18/2018	KRW	92,458	USD	92,436	22	—
9,324,021	DB	07/18/2018	MXN	9,453,755	USD	9,324,021	129,734	—
4,380,299	BAML	09/21/2018	MXN	4,579,073	USD	4,380,299	198,774	—
5,535,400	DB	07/18/2018	NOK	5,558,630	EUR	5,535,400	23,230	—
10,670,890	DB	07/18/2018	NOK	10,573,787	USD	10,670,890	—	(97,103)
255,511	DB	08/15/2018	NOK	257,116	USD	255,511	1,605	—
7,068,866	DB	07/18/2018	NZD	6,813,703	USD	7,068,866	—	(255,163)
7,002,275	BAML	09/21/2018	NZD	6,770,866	USD	7,002,275	—	(231,409)
1,010,496	DB	07/18/2018	PLN	983,381	EUR	1,010,496	—	(27,115)
1,060,810	DB	07/18/2018	PLN	1,052,148	USD	1,060,810	—	(8,662)
8,269,599	DB	07/18/2018	RUB	8,286,709	USD	8,269,599	17,110	—
8,087,690	DB	07/18/2018	SEK	8,017,345	EUR	8,087,690	—	(70,345)
1,841,170	DB	07/18/2018	SEK	1,816,874	USD	1,841,170	—	(24,296)
1,284,067	DB	07/18/2018	SGD	1,262,847	USD	1,284,067	—	(21,220)
4,872,225	DB	07/18/2018	TRY	4,824,131	EUR	4,872,225	—	(48,094)
5,455,262	DB	07/18/2018	TRY	5,462,334	USD	5,455,262	7,072	—
1,033,699	DB	07/18/2018	ZAR	963,536	USD	1,033,699	—	(70,163)
Total Purchase Contracts				298,872,567		300,798,965	454,265	(2,380,663)

Sale Contracts:
$22,583,652	DB	07/18/2018	USD	$22,395,131	AUD	$22,583,652	$188,521	$—
51,153,346	BAML	09/21/2018	USD	50,380,668	AUD	51,153,346	772,678	—
16,043,495	DB	07/18/2018	USD	15,427,034	BRL	16,043,495	616,461	—
35,496,548	DB	07/18/2018	USD	35,626,407	CAD	35,496,548	—	(129,859)
52,368,092	BAML	09/21/2018	USD	51,820,383	CAD	52,368,092	547,709	—
39,948,524	DB	07/18/2018	USD	39,507,465	CHF	39,948,524	441,059	—
35,708,999	BAML	09/21/2018	USD	35,833,386	CHF	35,708,999	—	(124,387)
1,082,385	DB	07/18/2018	USD	1,053,032	CLP	1,082,385	29,353	—
136,576	DB	07/18/2018	USD	136,687	COP	136,576	—	(111)
5,535,400	DB	07/18/2018	NOK	5,578,232	EUR	5,535,400	—	(42,832)
1,010,496	DB	07/18/2018	PLN	1,005,719	EUR	1,010,496	4,777	—
8,087,690	DB	07/18/2018	SEK	8,151,000	EUR	8,087,690	—	(63,310)
4,872,226	DB	07/18/2018	TRY	4,771,317	EUR	4,872,226	100,909	—
43,678,171	DB	07/18/2018	USD	43,830,629	EUR	43,678,171	—	(152,458)
71,173,658	BAML	09/21/2018	USD	71,406,407	EUR	71,173,658	—	(232,749)
43,024,335	DB	07/18/2018	USD	43,035,084	GBP	43,024,335	—	(10,749)

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2018	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts (continued)
$36,254,536	BAML	09/21/2018	USD	$36,226,124	GBP	$36,254,536	$28,412	$—
2,451,003	DB	07/18/2018	USD	2,408,817	ILS	2,451,003	42,186	—
3,872,245	DB	07/18/2018	USD	3,865,091	INR	3,872,245	7,154	—
35,240,312	DB	07/18/2018	USD	35,108,272	JPY	35,240,312	132,040	—
19,792,550	BAML	09/21/2018	USD	19,702,414	JPY	19,792,550	90,136	—
4,079,460	DB	07/18/2018	USD	3,964,960	KRW	4,079,460	114,500	—
13,580,359	DB	07/18/2018	USD	14,027,278	MXN	13,580,359	—	(446,919)
5,998,479	BAML	09/21/2018	USD	6,248,929	MXN	5,998,479	—	(250,450)
7,555,281	DB	07/18/2018	EUR	7,522,218	NOK	7,555,281	33,063	—
10,605,597	DB	07/18/2018	USD	10,573,787	NOK	10,605,597	31,810	—
1,229	DB	08/15/2018	USD	1,230	NOK	1,229	—	(1)
6,870,718	DB	07/18/2018	USD	6,813,703	NZD	6,870,718	57,015	—
3,818,274	DB	08/15/2018	USD	3,820,108	NZD	3,818,274	—	(1,834)
24,539,272	BAML	09/21/2018	USD	24,361,167	NZD	24,539,272	178,105	—
559,797	DB	07/18/2018	EUR	558,961	PLN	559,797	836	—
5,025,521	DB	07/18/2018	USD	4,958,981	PLN	5,025,521	66,540	—
7,278,915	DB	07/18/2018	USD	7,351,538	RUB	7,278,915	—	(72,623)
7,519,819	DB	07/18/2018	EUR	7,357,830	SEK	7,519,819	161,989	—
10,842,464	DB	07/18/2018	USD	10,636,259	SEK	10,842,464	206,205	—
93,424	DB	07/18/2018	USD	92,767	SEK	93,424	657	—
3,993,594	DB	07/18/2018	USD	3,972,095	SGD	3,993,594	21,499	—
1,356,075	DB	07/18/2018	EUR	1,390,412	TRY	1,356,075	—	(34,337)
5,187,504	DB	07/18/2018	USD	5,086,013	TRY	5,187,504	101,491	—
Total Sale Contracts				646,007,535		648,420,021	3,975,105	(1,562,619)
Total Forward Currency Contracts				$(347,134,968)		$(347,621,056)	$4,429,370	$(3,943,282)
Net Unrealized Appreciation							$486,088

Counterparty:
BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR	EUR	EURO	MXN	MEXICAN PESO	SGD	SINGAPORE DOLLAR
BRL	BRAZILIAN REAL	GBP	BRITISH POUND	NOK	NORWEGIAN KRONE	TRY	TURKISH LIRA
CAD	CANADIAN DOLLAR	ILS	ISRAELI NEW SHEQEL	NZD	NEW ZEALAND DOLLAR	USD	U.S. DOLLAR
CHF	SWISS FRANC	INR	INDIAN RUPEE	PLN	POLISH ZLOTY	ZAR	SOUTH AFRICAN RAND
CLP	CHILEAN PESO	JPY	JAPANESE YEN	RUB	RUSSIAN RUBLE
COP	COLOMBIAN PESO	KRW	SOUTH KOREAN WON	SEK	SWEDISH KRONA

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts | 23

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts
June 30, 2018 (Unaudited)

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Purchase Contracts:
10 Yr Mini JGB	14	Sep-18	$1,907,384	$1,905,531	$1,853	$—
3 Mo Euro Euribor	516	Dec-19	150,842,218	150,740,572	101,646
90 Day Euro	276	Mar-19	67,095,600	67,167,013	—	(71,413)
90 Day Euro	225	Jun-19	54,644,063	54,621,583	22,480	—
90 Day Euro	118	Sep-19	28,638,600	28,623,513	15,087	—
90 Day Euro	45	Dec-19	10,916,438	10,911,697	4,741	—
90 Day Sterling	955	Dec-19	155,764,744	155,751,376	13,368	—
Aluminum (a)(b)	226	Sep-18	12,044,388	13,110,656	—	(1,066,268)
Amsterdam Exchange Index	38	Jul-18	4,895,611	4,930,170	—	(34,559)
Australian 3 Yr Bond	362	Sep-18	29,828,720	29,742,454	86,266	—
Australian 10 Yr Bond	297	Sep-18	28,433,031	28,193,776	239,255	—
Brent Crude (a)	340	Sep-18	26,938,200	25,345,523	1,592,677	—
Brent Crude (a)	44	Oct-18	3,469,840	3,251,452	218,388	—
Brent Crude (a)	14	Nov-18	1,099,420	1,032,377	67,043	—
Brent Crude (a)	7	Dec-18	546,910	511,728	35,182	—
Brent Crude (a)	4	Jan-19	310,800	290,455	20,345	—
Brent Crude (a)	2	Feb-19	154,400	143,742	10,658	—
CAC 40 10 Euro Index	283	Jul-18	17,583,603	17,876,940	—	(293,337)
Canadian 10 Yr Bond	56	Sep-18	5,823,420	5,782,743	40,677	—
Cocoa (ICE) (a)	130	Sep-18	3,146,545	2,915,858	230,687	—
Cocoa (NYBOT) (a)	10	Sep-18	251,200	244,304	6,896	—
Copper (a)(b)	146	Sep-18	24,192,200	25,789,927	—	(1,597,727)
Corn (a)	299	Dec-18	5,550,187	6,044,974	—	(494,787)
Cotton No.2 (a)	72	Dec-18	3,021,120	3,072,834	—	(51,714)
DAX Index	30	Sep-18	10,780,413	10,851,432	—	(71,019)
Dollar	106	Sep-18	10,000,995	9,908,272	92,723	—
Dow Jones Industrial Average Mini E-Cbot Index	17	Sep-18	2,062,525	2,071,061	—	(8,536)
Euro-Bobl	1,291	Sep-18	199,263,667	198,544,335	719,332	—
Euro-Bund	429	Sep-18	81,435,403	80,736,917	698,486	—
Euro-Buxl 30 Yr Bond	40	Sep-18	8,300,732	8,082,186	218,546	—
Euro-OAT	282	Sep-18	50,893,111	50,187,804	705,307	—
Euro-Schatz	470	Sep-18	61,519,719	61,471,094	48,625	—
Euro-Stoxx 50 Index	399	Sep-18	15,800,458	16,024,566	—	(224,108)
FTSE 100 Index	533	Sep-18	53,470,932	53,251,019	219,913	—
Gasoline RBOB (a)	202	Aug-18	18,250,781	17,461,948	788,833	—
Gasoline RBOB (a)	22	Sep-18	1,970,061	1,948,302	21,759	—
Gasoline RBOB (a)	8	Oct-18	678,384	665,446	12,938	—
Gasoline RBOB (a)	6	Nov-18	501,757	483,212	18,545	—
Hang Seng Index	16	Jul-18	2,929,132	2,884,555	44,577	—
Hard Red Wheat (a)	108	Sep-18	2,637,900	2,965,670	—	(327,770)
Heating Oil (a)	164	Aug-18	15,220,414	14,696,186	524,228	—
Heating Oil (a)	13	Sep-18	1,210,046	1,174,562	35,484	—
Heating Oil (a)	6	Oct-18	560,070	545,393	14,677	—
Heating Oil (a)	4	Nov-18	374,270	368,977	5,293	—
Japanese 10 Yr Bond	60	Sep-18	81,745,021	81,657,474	87,547	—
Lead (a)(b)	15	Sep-18	903,938	921,198	—	(17,260)
Live Cattle (a)	8	Aug-18	341,520	332,249	9,271	—
Long Gilt	575	Sep-18	93,384,759	92,584,243	800,516	—
Low Sulphur Gasoil (a)	249	Aug-18	16,851,075	16,356,192	494,883	—
Low Sulphur Gasoil (a)	9	Sep-18	610,875	603,986	6,889	—
Low Sulphur Gasoil (a)	1	Oct-18	68,025	67,226	799	—
MSCI Taiwan Index	31	Jul-18	1,201,560	1,191,602	9,958	—
Nasdaq 100 E-Mini Index	392	Sep-18	55,403,320	55,935,812	—	(532,492)

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Purchase Contracts (continued)
Natural Gas (a)	6	Aug-18	$175,440	$177,153	$—	$(1,713)
Nickel (a)(b)	10	Sep-18	893,670	898,287	—	(4,617)
Nikkei 225 Index (OSE)	111	Sep-18	22,347,378	22,530,944	—	(183,566)
Nikkei 225 Index (SGX)	56	Sep-18	5,624,532	5,729,913	—	(105,381)
Platinum (a)	2	Oct-18	85,770	86,274	—	(504)
Russell 2000 Mini Index	524	Sep-18	43,164,500	43,893,200	—	(728,700)
S&P 500 E-Mini Index	245	Sep-18	33,339,600	33,587,660	—	(248,060)
S&P MidCap 400 E-Mini Index	4	Sep-18	782,440	786,696	—	(4,256)
S&P/TSX 60 Index	26	Sep-18	3,810,261	3,801,684	8,577	—
Silver (a)	6	Sep-18	485,940	491,731	—	(5,791)
Soybean Meal (a)	89	Dec-18	2,936,110	3,283,882	—	(347,772)
SPI 200 Index	25	Sep-18	2,843,642	2,842,431	1,211	—
Tokyo Price Index	199	Sep-18	31,104,141	31,654,638	—	(550,497)
U.S. 2 Yr Note	432	Sep-18	91,509,752	91,475,813	33,939	—
U.S. 5 Yr Note	590	Sep-18	67,034,142	66,930,441	103,701	—
U.S. 10 Yr Note	220	Sep-18	26,441,251	26,342,202	99,049	—
U.S. Long Bond	155	Sep-18	22,475,000	22,279,781	195,219	—
U.S. Ultra Bond	50	Sep-18	7,978,125	7,881,242	96,883	—
Wheat (a)	84	Dec-18	2,170,350	2,287,807	—	(117,457)
WTI Crude (a)	343	Aug-18	25,433,450	22,391,696	3,041,754	—
WTI Crude (a)	49	Sep-18	3,550,540	3,214,640	335,900	—
WTI Crude (a)	15	Oct-18	1,063,800	976,678	87,122	—
WTI Crude (a)	8	Nov-18	561,280	514,835	46,445	—
WTI Crude (a)	4	Dec-18	277,960	254,137	23,823	—
WTI Crude (a)	2	Jan-19	137,700	127,004	10,696	—
WTI Crude (a)	1	Feb-19	68,170	63,152	5,018	—
Zinc (a)(b)	278	Sep-18	19,856,150	21,816,795	—	(1,960,645)
Total Purchase Contracts					12,375,715	(9,049,949)

Sale Contracts:
90 Day Euro	(845)	Dec-19	$204,986,437	$205,015,218	$28,781	$—
90 Day Euro	(27)	Mar-20	6,548,850	6,548,845	—	(5)
90 Day Euro	(72)	Jun-20	17,463,600	17,463,836	236	—
90 Day Euro	(114)	Sep-20	27,652,125	27,645,994	—	(6,131)
Aluminum (a)(b)	(110)	Sep-18	5,862,314	6,019,821	157,507	—
Australian Dollar	(115)	Sep-18	8,507,701	8,526,236	18,535	—
British Pound	(29)	Sep-18	2,399,026	2,399,254	228	—
CAC 40 10 Euro Index	(6)	Jul-18	372,797	370,251	—	(2,546)
Canadian 10 Yr Bond	(275)	Sep-18	28,597,155	27,773,056	—	(824,099)
Canadian Dollar	(338)	Sep-18	25,742,080	25,570,963	—	(171,117)
CBOE Volatility Index	(34)	Jul-18	544,850	483,919	—	(60,931)
CBOE Volatility Index	(29)	Aug-18	474,875	431,493	—	(43,382)
CBOE Volatility Index	(8)	Sep-18	133,800	126,666	—	(7,134)
CBOE Volatility Index	(4)	Oct-18	68,300	63,253	—	(5,047)
Coffee (a)	(80)	Sep-18	3,453,000	3,662,533	209,533	—
Copper (a)(b)	(85)	Sep-18	14,084,500	14,567,840	483,340	—
Copper (COMEX) (a)	(66)	Sep-18	4,893,900	4,931,770	37,870	—
Corn (a)	(455)	Dec-18	8,445,938	8,580,838	134,900	—
DAX Index	(4)	Sep-18	1,437,389	1,433,019	—	(4,370)
Dow Jones Industrial Average Mini E-Cbot Index	(203)	Sep-18	24,628,975	25,258,647	629,672	—
Euro	(26)	Sep-18	3,814,363	3,818,540	4,177	—
Euro-BTP	(20)	Sep-18	2,971,821	2,967,794	—	(4,027)
Euro-Stoxx 50 Index	(13)	Sep-18	514,802	513,773	—	(1,029)
FTSE China A50 Index	(39)	Jul-18	449,670	442,057	—	(7,613)
FTSE/JSE Top 40 Index	(23)	Sep-18	866,614	852,036	—	(14,578)
Gold (a)	(284)	Aug-18	35,627,800	35,810,886	183,086	—
Hang Seng Index	(51)	Jul-18	9,336,609	9,297,990	—	(38,619)
Hard Red Wheat (a)	(34)	Sep-18	830,450	853,772	23,322	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued) | 25

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Sale Contracts (continued)
H-Shares Index	(72)	Jul-18	$4,987,305	$4,936,774	$—	$(50,531)
IBEX 35 Index	(1)	Jul-18	112,130	112,981	851	—
Japanese Yen	(17)	Sep-18	1,926,844	1,948,263	21,419	—
KOSPI 200 Index	(216)	Sep-18	14,535,666	14,609,908	74,242	—
Lead (a)(b)	(14)	Sep-18	843,675	833,326	—	(10,349)
Lean Hogs (a)	(1)	Aug-18	30,580	29,508	—	(1,072)
MSCI EAFE Index	(19)	Sep-18	1,857,630	1,852,721	—	(4,909)
MSCI Emerging Markets Index	(38)	Sep-18	2,020,270	1,999,066	—	(21,204)
Natural Gas (a)	(78)	Aug-18	2,280,720	2,272,081	—	(8,639)
Natural Gas (a)	(50)	Sep-18	1,450,500	1,456,488	5,988	—
Natural Gas (a)	(42)	Oct-18	1,221,360	1,233,113	11,753	—
Natural Gas (a)	(10)	Nov-18	294,900	296,772	1,872	—
Natural Gas (a)	(3)	Dec-18	91,650	92,674	1,024	—
Nickel (a)(b)	(13)	Sep-18	1,161,771	1,159,178	—	(2,593)
Nikkei 225 Index (SGX)	(2)	Sep-18	200,876	200,738	—	(138)
Silver (a)	(24)	Sep-18	1,943,760	1,944,394	634	—
Soybean (a)	(939)	Nov-18	41,316,000	41,992,670	676,670	—
Soybean Meal (a)	(33)	Dec-18	1,088,670	1,107,988	19,318	—
Soybean Oil (a)	(131)	Dec-18	2,337,564	2,424,184	86,620	—
Sugar (a)	(248)	Oct-18	3,402,560	3,507,389	104,829	—
Swiss Franc	(7)	Sep-18	888,562	890,474	1,912	—
U.S. 2 Yr Note	(821)	Sep-18	173,910,891	173,804,998	—	(105,893)
U.S. 5 Yr Note	(1,469)	Sep-18	166,903,650	166,427,084	—	(476,566)
U.S. 10 Yr Note	(851)	Sep-18	102,279,562	101,524,331	—	(755,231)
Wheat (a)	(60)	Sep-18	1,503,750	1,492,966	—	(10,784)
WTI Crude (a)	(47)	Aug-18	3,485,050	3,485,173	123	—
Zinc (a)(b)	(300)	Sep-18	21,427,500	22,473,773	1,046,273	—
Total Sale Contracts					3,964,715	(2,638,537)
Total Futures Contracts					$16,340,430	$(11,688,486)
Net Unrealized Appreciation					$4,651,944

(a)	Contract held by LCMFS Fund Limited.
(b)
London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities. See Notes 2 & 3.

COMEX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
NYBOT	New York Board of Trade
OSE	Osaka Securities Exchange
SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements.

26 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2018 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2018 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 19.19%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	2.27%	$$266,767	$261,368
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	2.42%	88,882	86,658
American Express Credit Account Master Trust, 2013-2 A (1 Month LIBOR USD + 0.420%) (c)	05/17/2021	2.49%	495,000	495,540
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	750,000	736,872
Barclays Dryrock Issuance Trust
Series 2015-1 A	12/15/2022	2.20%	460,000	454,302
Series 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.37%	425,000	425,251
Cabela’s Credit Card Master Note Trust
Series 2016-1 A1	06/15/2022	1.78%	495,000	489,777
Series 2015-1A A1	03/15/2023	2.26%	300,000	296,373
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	200,000	199,976
Capital One Multi-Asset Execution Trust
Series 2016-A7 (1 Month LIBOR USD + 0.510%) (c)	09/16/2024	2.58%	526,000	529,994
Series 2015-A4	05/15/2025	2.75%	425,000	419,600
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	3,433	3,437
CenterPoint Energy Transition Bond Co. III LLC, 2008-A A2	02/01/2023	5.23%	234,670	239,541
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	2.27%	475,000	474,858
Citibank Credit Card Issuance Trust
Series 2013-A7 (1 Month LIBOR USD + 0.430%) (c)	09/10/2020	2.48%	730,000	730,487
Series 2018-A3	05/23/2025	3.29%	500,000	502,936
Colony American Homes, 2015-1A C (1 Month LIBOR USD + 1.950%) (a)(c)	07/17/2032	4.00%	470,000	470,948
Conn’s Receivables Funding LLC, 2017-B A (a)	07/15/2020	2.73%	283,121	283,077
Countrywide Asset-Backed Certificates, 2004-AB1 (1 Month LIBOR USD + 0.975%) (c)	11/25/2034	3.07%	359,375	359,545
Discover Card Execution Note Trust
Series 2016-A4	03/15/2022	1.39%	155,000	152,473
Series 2017-A6	02/15/2023	1.88%	375,000	367,179

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 27

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Fifth Third Auto Trust, 2017-1 A3	02/15/2022	1.80%	$170,000	$167,623
FirstEnergy Ohio PIRB Special Purpose Trust, 2013-1 A2	01/15/2022	1.73%	146,038	145,058
Ford Credit Auto Owner Trust
Series 2018-A A3	11/15/2022	3.03%	500,000	500,546
Series 2016-REV1 A (a)	08/15/2027	2.31%	760,000	744,457
GLS Auto Receivables Trust, 2018-2A A (a)	04/18/2022	3.25%	500,000	500,138
GM Financial Automobile Leasing Trust, 2018-1 A2A	04/20/2020	2.39%	440,000	438,670
GM Financial Consumer Automobile Receivables Trust, 2018-1 A3	07/18/2022	2.32%	305,000	301,370
Invitation Homes Trust
Series 2015-SFR3 A (1 Month LIBOR USD + 1.300%) (a)(c)	08/19/2032	3.37%	462,896	463,471
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	2.94%	482,784	482,784
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	2.79%	656,842	655,037
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	2.97%	344,310	344,095
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	3.00%	490,000	490,000
Mercedes-Benz Auto Lease Trust, 2018-A A2	04/15/2020	2.20%	440,000	439,061
New Residential Advance Receivables Trust Advance Receivables Backed Notes, 2017-T1 AT1 (a)	02/15/2051	3.21%	848,000	841,861
NRZ Advance Receivables Trust Advance Receivables Backed, 2016-T3 AT3 (a)	10/16/2051	2.83%	360,000	351,221
Ocwen Master Advance Receivables Trust
Series 2016-T1 AT1 (a)	08/17/2048	2.52%	417,000	417,270
Series 2016-T2 AT2 (a)	08/16/2049	2.72%	625,000	621,680
OneMain Direct Auto Receivables Trust, 2016-1A A (a)	01/15/2021	2.04%	5,757	5,755
OneMain Financial Issuance Trust
Series 2015-2A A (a)	07/18/2025	2.57%	174,751	174,708
Series 2015-2A B (a)	07/18/2025	3.10%	610,000	610,059
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	323,959	313,370
Prosper Marketplace Issuance Trust, 2018-1A A (a)	06/17/2024	3.11%	363,169	363,136
Santander Retail Auto Lease Trust
Series 2017-A A2A (a)	03/20/2020	2.02%	412,317	410,387
Series 2018-A A2A (a)	10/20/2020	2.71%	410,000	409,539
SMB Private Education Loan Trust, 2017-A A1 (1 Month LIBOR USD + 0.450%) (a)(c)	06/17/2024	2.52%	153,607	153,712
SoFi Professional Loan Program LLC
Series 2015-A A2 (a)	03/25/2030	2.42%	308,268	304,103
Series 2015-C A2 (a)	08/25/2033	2.51%	440,661	432,799
Series 2015-D A2 (a)	10/27/2036	2.72%	158,342	156,207
Series 2016-A A2 (a)	12/26/2036	2.76%	402,153	397,409
Series 2017-B A2FX (a)	05/25/2040	2.74%	385,000	379,401
Series 2017-D A1FX (a)	09/25/2040	1.72%	138,983	137,997
SPS Servicer Advance Receivables Trust, 2016-T1 AT1 (a)	11/16/2048	2.53%	500,000	502,290
Starwood Waypoint Homes Trust, 2017-1 A (1 Month LIBOR USD + 0.950%) (a)(c)	01/22/2035	3.04%	637,047	639,484
Synchrony Credit Card Master Note Trust, 2018-1 A	03/15/2024	2.97%	500,000	498,858
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	488,375	485,928
Series 2016-PT1 A (a)	06/15/2022	1.93%	440,448	436,071
Tesla Auto Lease Trust, 2018-A A (a)	12/20/2019	2.32%	355,270	354,108
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	315,000	303,999
Verizon Owner Trust
Series 2017-2A A (a)	12/20/2021	1.92%	405,000	399,267
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.34%	475,000	475,092
Volkswagen Auto Loan Enhanced Trust, 2018-1 A2A	07/20/2021	2.81%	430,000	429,996
World Omni Auto Receivables Trust, 2016-B A3	02/15/2022	1.30%	500,000	493,674
TOTAL ASSET BACKED SECURITIES (Cost $25,197,986)				25,151,883

CORPORATE BONDS: 28.28%
Administrative Support, Waste Management: 0.01%
Safina Ltd. (b)	01/15/2022	1.55%	10,100	9,870

The accompanying notes are an integral part of these consolidated financial statements.

28 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Finance and Insurance: 13.64%
Aflac, Inc.	03/16/2020	2.40%	$340,000	$336,216
Aflac, Inc.	06/15/2023	3.63%	250,000	250,908
American Express Credit Corp.	05/26/2020	2.38%	405,000	399,122
American Honda Finance Corp.	02/12/2021	2.65%	195,000	192,982
American International Group, Inc.	08/15/2020	3.38%	330,000	330,586
Bank of America Corp.	04/21/2020	2.25%	810,000	798,887
Bank of America Corp. (3 Month LIBOR USD + 0.660%) (c)	07/21/2021	2.37%	775,000	759,728
Bank of New York Mellon Corp.	02/07/2022	2.60%	385,000	377,080
BB&T Corp.	01/15/2020	2.45%	435,000	430,750
Berkshire Hathaway Finance Corp.	01/15/2021	4.25%	250,000	258,359
BNP Paribas SA (b)	05/21/2020	2.38%	230,000	226,728
Capital One Financial Corp.	07/15/2021	4.75%	330,000	341,065
Charles Schwab Corp.	01/25/2023	2.65%	490,000	476,975
Chubb INA Holdings, Inc.	11/03/2020	2.30%	165,000	162,064
Chubb INA Holdings, Inc.	03/13/2023	2.70%	220,000	212,956
Citigroup, Inc.	10/26/2020	2.65%	805,000	794,085
Citigroup, Inc.	01/14/2022	4.50%	460,000	472,505
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	335,000	331,760
Dragon 2012 LLC	03/12/2024	1.97%	12,984	12,587
Fifth Third Bancorp	07/27/2020	2.88%	190,000	188,931
Fifth Third Bancorp	03/15/2022	3.50%	190,000	190,109
General Motors Financial Co., Inc.	04/09/2021	3.55%	195,000	194,368
General Motors Financial Co., Inc.	05/09/2023	3.70%	290,000	284,506
Goldman Sachs Group, Inc.	09/15/2020	2.75%	250,000	247,019
Goldman Sachs Group, Inc.	02/25/2021	2.88%	565,000	557,651
Goldman Sachs Group, Inc.	02/23/2023	3.20%	590,000	574,921
Hartford Financial Services Group, Inc.	03/30/2020	5.50%	250,000	259,688
HSBC Holdings PLC (b)	04/05/2021	5.10%	365,000	381,535
John Deere Capital Corp.	01/08/2021	2.55%	480,000	474,019
JPMorgan Chase & Co.	01/23/2020	2.25%	685,000	676,189
JPMorgan Chase & Co.	05/10/2021	4.63%	130,000	134,471
JPMorgan Chase & Co.	01/25/2023	3.20%	650,000	638,369
Lazard Group LLC	11/14/2020	4.25%	175,000	178,426
Lincoln National Corp.	09/01/2023	4.00%	315,000	317,586
Marsh & McLennan Companies, Inc.	07/15/2021	4.80%	390,000	405,510
MetLife, Inc.	02/08/2021	4.75%	139,000	144,358
Metropolitan Life Global Funding (a)	04/14/2020	2.00%	195,000	190,954
Morgan Stanley	07/24/2020	5.50%	450,000	470,089
Morgan Stanley	07/28/2021	5.50%	375,000	396,819
Morgan Stanley	01/23/2023	3.13%	265,000	258,570
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	13,710	13,174
PNC Bank NA	01/22/2021	2.50%	295,000	289,615
Prudential Financial, Inc.	06/15/2019	7.38%	215,000	223,928
Prudential Financial, Inc.	11/15/2020	4.50%	150,000	154,418
State Street Corp.	08/18/2020	2.55%	305,000	302,516
State Street Corp.	05/15/2023	3.10%	220,000	216,945
SunTrust Banks, Inc.	03/03/2021	2.90%	265,000	261,757
Tagua Leasing LLC	11/16/2024	1.58%	14,171	13,521
Trinity Acquisition PLC (b)	09/15/2021	3.50%	230,000	228,120
UnitedHealth Group, Inc.	10/15/2020	3.88%	195,000	198,066
Unum Group	05/15/2021	3.00%	325,000	320,015
Wells Fargo & Co.	04/22/2019	2.13%	195,000	193,900
Wells Fargo & Co.	07/22/2020	2.60%	565,000	557,826
Wells Fargo & Co.	02/13/2023	3.45%	220,000	215,607
Westpac Banking Corp. (b)	05/15/2023	3.65%	350,000	350,337
				17,869,176

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 29

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Information: 3.19%
21st Century Fox America, Inc.	02/15/2021	4.50%	$275,000	$282,469
America Movil SAB de CV (b)	03/30/2020	5.00%	160,000	164,419
AT&T, Inc.	02/17/2021	2.80%	930,000	915,192
CBS Corp.	08/15/2019	2.30%	185,000	183,296
Charter Communications Operating LLC/Charter Communications Operating Capital	07/23/2020	3.58%	155,000	154,803
Deutsche Telekom International Finance BV (b)	07/08/2019	6.00%	225,000	231,796
Discovery Communications LLC	06/01/2020	5.05%	240,000	247,931
Microsoft Corp.	02/06/2022	2.40%	425,000	415,989
Oracle Corp.	10/15/2022	2.50%	235,000	227,813
Orange SA (b)	11/03/2019	1.63%	180,000	176,659
Verizon Communications, Inc.	03/15/2021	3.45%	200,000	201,274
Verizon Communications, Inc.	11/01/2021	3.50%	185,000	185,823
Visa, Inc.	12/14/2022	2.80%	485,000	476,086
Vodafone Group PLC (b)	03/16/2021	4.38%	305,000	313,092
				4,176,642
Manufacturing: 6.18%
Abbott Laboratories	11/30/2021	2.90%	390,000	383,867
AbbVie, Inc.	05/14/2020	2.50%	240,000	237,108
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (b)	02/01/2022	3.95%	430,000	427,463
Anheuser-Busch InBev Finance, Inc.	02/01/2021	2.65%	480,000	473,384
Apple, Inc.	02/23/2021	2.25%	485,000	476,563
Applied Materials, Inc.	06/15/2021	4.30%	365,000	377,020
Archer-Daniels-Midland Co.	03/01/2021	4.48%	270,000	279,361
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	295,000	294,827
Caterpillar, Inc.	06/26/2022	2.60%	405,000	393,945
Celgene Corp.	02/20/2023	3.25%	395,000	385,858
Chevron Corp.	03/03/2020	1.96%	195,000	192,524
Chevron Corp.	12/05/2022	2.36%	370,000	353,733
Daimler Finance North America LLC (a)	05/04/2023	3.70%	310,000	308,492
Dr. Pepper Snapple Group, Inc.	11/15/2021	2.53%	180,000	173,892
Eastman Chemical Co.	01/15/2020	2.70%	250,000	248,505
General Electric Co.	01/07/2021	4.63%	230,000	237,131
General Mills, Inc.	04/16/2021	3.20%	395,000	392,951
Heineken NV (a)(b)	04/01/2022	3.40%	280,000	281,083
Ingersoll-Rand Global Holding Co. Ltd.	06/15/2023	4.25%	275,000	282,764
Kraft Heinz Foods Co.	07/02/2020	2.80%	215,000	213,461
L3 Technologies, Inc.	02/15/2021	4.95%	230,000	235,779
Newell Brands, Inc.	04/01/2021	3.15%	230,000	227,866
Packaging Corp. of America	12/15/2020	2.45%	140,000	136,979
PepsiCo, Inc.	10/14/2020	2.15%	175,000	172,219
QUALCOMM, Inc.	05/20/2020	2.10%	145,000	144,882
Reynolds American, Inc.	06/12/2020	3.25%	335,000	334,656
Rockwell Collins, Inc.	07/15/2019	1.95%	245,000	242,615
Tyson Foods, Inc.	08/15/2019	2.65%	185,000	184,258
				8,093,186
Mining, Quarrying, and Oil and Gas Extraction: 0.64%
Enterprise Products Operating LLC	02/15/2021	2.80%	195,000	192,506
Occidental Petroleum Corp.	02/01/2021	4.10%	170,000	173,963
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	185,000	183,891
Total Capital International SA (b)	06/19/2021	2.75%	290,000	287,829
				838,189
Professional, Scientific, and Technical Services: 0.67%
Biogen, Inc.	09/15/2020	2.90%	300,000	298,695
eBay, Inc.	08/01/2019	2.20%	230,000	228,082

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
International Business Machines Corp.	08/01/2022	1.88%	$365,000	$342,840
Phoenix 2012 LLC	07/03/2024	1.61%	13,778	13,208
				882,825

Real Estate and Rental and Leasing: 0.86%
Air Lease Corp.	06/01/2021	3.38%	300,000	298,388
Ford Motor Credit Company LLC	11/04/2019	2.60%	255,000	252,886
Helios Leasing I LLC	05/29/2024	2.02%	13,247	12,850
Helios Leasing I LLC	07/24/2024	1.73%	13,729	13,201
Helios Leasing I LLC	09/28/2024	1.56%	13,636	12,972
National Rural Utilities Cooperative Finance Corp.	04/25/2022	2.40%	295,000	284,947
Toyota Motor Credit Corp.	04/17/2020	1.95%	250,000	245,699
				1,120,943
Retail Trade: 1.49%
Amazon.com, Inc.	02/22/2023	2.40%	340,000	326,979
BMW US Capital LLC (a)	04/12/2021	3.10%	370,000	367,691
BP Capital Markets PLC (b)	03/11/2021	4.74%	250,000	260,234
CVS Health Corp.	07/20/2020	2.80%	260,000	257,545
Home Depot, Inc.	06/15/2019	2.00%	180,000	178,940
Hyundai Capital America (a)	03/18/2021	3.00%	310,000	304,266
Walgreens Boots Alliance, Inc.	11/18/2019	2.70%	260,000	258,910
				1,954,565
Transportation and Warehousing: 0.42%
Burlington Northern Santa Fe LLC	09/15/2021	3.45%	375,000	377,760
Carnival Corp. (b)	10/15/2020	3.95%	170,000	172,709
				550,469
Utilities: 0.90%
Berkshire Hathaway Energy Co.	01/15/2021	2.38%	210,000	205,597
Dominion Resources, Inc.	08/15/2019	1.60%	195,000	191,991
Exelon Generation Co., LLC	10/01/2019	5.20%	265,000	271,226
Northern States Power Co.	08/15/2020	2.20%	170,000	167,703
Sempra Energy	02/01/2023	2.90%	360,000	349,483
				1,186,000
Wholesale Trade: 0.28%
LyondellBasell Industries NV (b)	04/15/2019	5.00%	146,000	147,444
Sysco Corp.	10/01/2020	2.60%	225,000	222,258
				369,702
TOTAL CORPORATE BONDS (Cost $37,489,416)				37,051,567

FOREIGN GOVERNMENT BOND: 0.01%
Petroleos Mexicanos (b)	12/20/2022	2.00%	11,250	11,000
TOTAL FOREIGN GOVERNMENT BOND (Cost $11,250)				11,000

MORTGAGE BACKED SECURITIES: 10.24%
BX Trust, 2018-MCSF A (1 Month LIBOR USD + 0.577%) (a)(c)	04/16/2035	2.65%	365,000	361,652
Citigroup Mortgage Loan Trust, Inc., 2004-HE1 A (1 Month LIBOR USD + 0.660%) (a)(c)	09/25/2033	2.75%	83,080	83,301
Cold Storage Trust, 2017-ICE3 A (1 Month LIBOR USD + 1.000%) (a)(c)	04/15/2036	3.07%	875,000	878,272
Commercial Mortgage Trust, 2012-CR4 A2	10/17/2045	1.80%	88,950	87,169
Fannie Mae Aces
Series 2014-M10 ASQ2 (d)	09/25/2019	2.17%	240,560	238,621
Series 2010-M3 A3 (d)	03/25/2020	4.33%	250,111	254,146
Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M1 (1 Month LIBOR USD + 1.300%) (c)	07/25/2029	3.39%	346,451	349,032
Series 2017-C02 2M1 (1 Month LIBOR USD + 1.150%) (c)	09/25/2029	3.24%	271,367	272,887
Series 2018-C02 2M1 (1 Month LIBOR USD + 0.650%) (c)	08/26/2030	2.74%	438,155	438,298
Series 2018-C03 1M1 (1 Month LIBOR USD + 0.680%) (c)	10/25/2030	2.77%	443,785	443,647
Fannie Mae Pool	12/01/2027	2.50%	300,200	295,253

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 31

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series K-705 A2	09/25/2018	2.30%	$235,330	$234,884
Series K-708 A2	01/25/2019	2.13%	27,953	27,853
Series K-709 A2	03/25/2019	2.09%	25,000	24,885
Series K-710 A2	05/25/2019	1.88%	49,700	49,409
Series K-052 A1	01/25/2025	2.60%	532,638	524,006
Flagstar Mortgage Trust
Series 2017-2 A5 (a)(d)	10/25/2047	3.50%	220,439	218,314
Series 2018-4 A4 (a)(d)	07/25/2048	4.00%	435,000	437,394
Freddie Mac Structured Agency Credit Risk Debt Notes, 2018-SPI2 M1 (d)	05/25/2048	3.82%	475,000	475,116
FREMF Mortgage Trust
Series 2011-K704 B (a)(d)	10/25/2030	4.63%	400,000	399,657
Series 2012-K708 B (a)(d)	02/25/2045	3.88%	150,000	150,525
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (1 Month LIBOR USD + 1.300%) (a)(c)	12/15/2034	3.47%	53,041	53,058
GS Mortgage Securities Corp. Trust, 2018-CHLL A (1 Month LIBOR USD + 0.750%) (a)(c)	02/17/2037	2.82%	855,000	854,775
GS Mortgage Securities Trust, 2010-C1 A1 (a)	08/12/2043	3.68%	116,443	116,970
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	227,392	225,704
Series 2016-4 A5 (a)(d)	10/25/2046	3.50%	240,509	237,822
Series 2018-4 A15 (a)(d)	10/25/2048	3.50%	381,398	379,559
JPMBB Commercial Mortgage Securities Trust, 2013-C12 A2	07/17/2045	2.42%	20,188	20,167
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	335,000	338,532
Series 2017-MAUI A (1 Month LIBOR USD + 0.830%) (a)(c)	07/17/2034	2.88%	435,000	434,726
Series 2010-C2 A3 (a)	11/15/2043	4.07%	339,470	344,511
Series 2012-C8 ASB	10/17/2045	2.38%	43,993	43,397
Series 2011-C3 A3 (a)	02/16/2046	4.39%	1,913	1,921
MASTR Asset Securitization Trust, 2004-1 4A1	02/25/2019	4.50%	8,005	7,997
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	2.77%	560,000	559,471
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	257,893	258,757
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	163,742	164,394
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	378,757	379,327
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	338,236	341,039
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	312,237	315,039
Sequoia Mortgage Trust
Series 2015-3 A4 (a)(d)	07/25/2045	3.50%	229,658	228,212
Series 2017-CH1 (a)(d)	08/25/2047	3.50%	524,039	522,968
STACR Trust, 2018-DNA2 M1 (1 Month LIBOR USD + 0.800%) (c)	12/26/2030	2.86%	900,000	899,999
VNDO Mortgage Trust, 2013-PENN (a)	12/13/2029	3.81%	405,000	409,351
Wells Fargo Commercial Mortgage Trust, 2015-C26 A1	02/18/2048	1.45%	42,407	41,983
WFRBS Commercial Mortgage Trust, 2012-C8 A2	08/17/2045	1.88%	22	21
TOTAL MORTGAGE BACKED SECURITIES (Cost $13,509,804)				13,424,021

MUNICIPAL BONDS: 0.25%
County of Forsyth, NC	04/01/2020	3.55%	30,000	30,358
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	112,449	112,601
Maricopa County School District No. 28	07/01/2019	5.38%	15,000	15,390
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	60,000	60,000
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	25,387
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	60,000	60,000
University of Texas System	08/15/2018	3.81%	25,000	25,049
TOTAL MUNICIPAL BONDS (Cost $329,362)				328,785

U.S. GOVERNMENT AGENCY ISSUES: 9.28%
Federal Farm Credit Banks	07/24/2019	1.40%	450,000	445,139

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal Farm Credit Banks	10/21/2019	1.44%	$250,000	$246,666
Federal Farm Credit Banks	05/08/2020	1.55%	1,000,000	981,579
Federal Farm Credit Banks	10/26/2020	1.75%	400,000	391,939
Federal Farm Credit Banks	11/27/2020	1.90%	625,000	613,917
Federal Farm Credit Banks	04/05/2021	2.54%	2,895,000	2,882,473
Federal Home Loan Banks	06/12/2020	1.75%	1,105,000	1,087,018
Federal Home Loan Banks	06/11/2021	3.63%	3,000,000	3,075,102
Federal Home Loan Mortgage Corp.	02/16/2021	2.38%	1,000,000	992,338
Federal National Mortgage Association	04/13/2021	2.50%	1,150,000	1,143,914
Federal National Mortgage Association	01/19/2023	2.38%	220,000	216,023
Ginnie Mae II Pool (d)	07/20/2060	5.31%	10,845	11,011
Ginnie Mae II Pool (d)	07/20/2062	4.56%	14,948	15,140
Ginnie Mae II Pool (d)	08/20/2062	4.10%	37,124	37,455
Small Business Administration Participation Certificates	11/01/2032	2.09%	13,844	13,412
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $12,252,620)				12,153,126

U.S. GOVERNMENT NOTES: 10.50%
United States Treasury Note	08/31/2020	1.38%	755,000	736,243
United States Treasury Note	02/15/2021	2.25%	950,000	941,613
United States Treasury Note	04/15/2021	2.38%	630,000	625,964
United States Treasury Note	05/15/2021	8.13%	3,805,000	4,379,912
United States Treasury Note	08/15/2021	8.13%	1,000,000	1,163,633
United States Treasury Note	04/30/2022	1.88%	635,000	616,173
United States Treasury Note	05/15/2022	1.75%	1,300,000	1,255,160
United States Treasury Note	06/30/2022	1.75%	280,000	269,959
United States Treasury Note	08/31/2022	1.88%	200,000	193,477
United States Treasury Note	10/31/2022	2.00%	710,000	689,393
United States Treasury Note	11/15/2022	1.63%	750,000	716,484
United States Treasury Note	02/28/2023	1.50%	900,000	852,012
United States Treasury Note	11/15/2023	2.75%	1,325,000	1,324,481
TOTAL U.S. GOVERNMENT NOTES (Cost $13,821,297)				13,764,504

SHORT TERM INVESTMENT: 5.95%
MONEY MARKET FUND: 5.95%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.81%(e)(f)			7,795,366	7,795,366
TOTAL MONEY MARKET FUND (Cost $7,795,366)				7,795,366
TOTAL SHORT TERM INVESTMENT (Cost $7,795,366)				7,795,366

TOTAL INVESTMENTS (Cost $110,407,101): 83.70%				109,680,252
Other Assets in Excess of Liabilities: 16.30% (g)				21,365,888
TOTAL NET ASSETS: 100.00%				$131,046,140

(a)
Security as defined in Rule 144A under the Securities Act of 1933  and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2018,  the value of these securities total $25,927,386 which represents 19.78%  of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2018.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2018.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.
(f)	All or a portion of this security is held by LCLSCS Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for swap contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 33

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts
June 30, 2018 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)*	Counterparty
12/16/2022	LoCorr Commodities Index^	0.50%	Quarterly	$112,100,000	$(9,302,638)	Deutsche Bank AG

^
Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The underlying components of the basket as of June 30, 2018 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure
Futures:
Purchase Contracts: (1)
Brent Crude (ICE)	08/31/2018	2,535.70	$200,092,378	15.91%
Copper (COMEX)	12/27/2018	1,066.60	79,708,657	6.34%
Brent Crude (ICE)	09/28/2018	827.03	64,987,904	5.17%
WTI Crude (NYMEX)	08/21/2018	696.65	50,688,549	4.03%
Natural Gas	11/28/2018	703.20	21,468,550	1.71%
Low Sulphur Gasoil	08/10/2018	286.31	19,393,853	1.54%
Sugar No.11	02/28/2019	1,195.41	17,144,022	1.36%
Lean Hogs	07/16/2018	470.98	15,537,647	1.24%
Hard Red Wheat	12/14/2018	589.66	15,117,303	1.20%
Heating Oil	08/31/2018	160.41	14,952,702	1.19%
Coffee	05/20/2019	219.40	10,288,323	0.82%
Live Cattle	12/31/2018	226.38	10,184,713	0.81%
Low Sulphur Gasoil	09/12/2018	125.90	8,556,569	0.67%
Brent Crude (ICE)	10/31/2018	82.07	6,417,797	0.51%
Gasoline RBOB	08/31/2018	68.08	6,100,300	0.49%
Natural Gas	10/29/2018	202.67	5,972,783	0.47%
WTI Crude (NYMEX)	09/20/2018	73.68	5,249,018	0.42%
Feeder Cattle	01/31/2019	69.81	5,096,418	0.41%
Wheat	12/14/2018	192.12	4,984,212	0.40%
Palladium	09/26/2018	46.63	4,416,106	0.35%
Soybean Oil	07/12/2019	209.92	3,912,116	0.31%
Aluminum	09/19/2018	69.95	3,783,160	0.30%
Lean Hogs	12/14/2018	137.12	3,012,588	0.24%
Gasoline RBOB	07/31/2018	31.71	2,867,604	0.23%
Copper (LME)	09/19/2018	13.06	2,168,429	0.17%
Brent Crude (ICE)	11/30/2018	26.11	2,030,798	0.16%
Total Purchase Contracts			584,132,499	46.45%

Sale Contracts:(1)
Brent Crude (ICE)	07/31/2018	(3,241.49)	$256,937,016	20.43%
Copper (COMEX)	09/26/2018	(1,089.92)	80,851,565	6.43%
WTI Crude (NYMEX)	07/20/2018	(641.63)	47,721,269	3.79%
Natural Gas	07/27/2018	(957.16)	27,944,336	2.22%
Low Sulphur Gasoil	07/12/2018	(326.41)	22,077,615	1.76%

The accompanying notes are an integral part of these consolidated financial statements.

34 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure
Sale Contracts (continued)
Sugar No.11	09/28/2018	(1,273.74)	$17,283,174	1.37%
Lean Hogs	08/14/2018	(554.13)	16,812,389	1.34%
Hard Red Wheat	09/14/2018	(636.29)	15,592,984	1.24%
Heating Oil	07/31/2018	(158.54)	14,738,880	1.17%
Corn	12/14/2018	(717.17)	13,343,869	1.06%
Gold	08/29/2018	(81.14)	10,160,308	0.81%
Coffee	09/18/2018	(233.39)	10,123,825	0.81%
Soybean	11/14/2018	(200.51)	8,895,104	0.71%
Wheat	09/14/2018	(276.05)	6,940,941	0.55%
Live Cattle	08/31/2018	(133.12)	5,599,567	0.45%
Feeder Cattle	08/30/2018	(69.81)	5,213,346	0.41%
Soybean Oil	12/14/2018	(271.47)	4,860,476	0.39%
Soybean	01/14/2019	(103.52)	4,638,940	0.37%
Live Cattle	10/31/2018	(83.93)	3,641,486	0.29%
WTI Crude (ICE)	08/20/2018	(42.90)	3,121,383	0.25%
Natural Gas	08/29/2018	(78.34)	2,269,861	0.18%
Lean Hogs	10/12/2018	(89.53)	2,140,211	0.17%
Total Sale Contracts			580,908,545	46.20%
Other Futures Contracts			30,239,493	2.40%
Total Futures Contracts			1,195,280,537	95.05%

Cash and Foreign Currency:		Quantity
Cash and Foreign Currency Purchased: (1)
U.S. Dollar		29,334,612	$29,334,612	2.33%
Total Cash and Foreign Currency Purchased			29,334,612	2.33%

Cash and Foreign Currency Sold: (1)
Euro		26,698,398	$31,178,426	2.48%
Total Cash and Foreign Currency Sold			31,178,426	2.48%
Other Cash and Foreign Currency			1,708,565	0.14%
Total Cash and Foreign Currency			62,221,603	4.95%

Forward Currency Contracts			129	0.00%
Total Underlying Positions			$1,257,502,269	100.00%

^
The investment is not a direct holding of LoCorr Long/Short Commodities  Strategy Fund. The top 50 holdings and other futures, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

COMEX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYMEX	New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments | 35

LoCorr Multi-Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2018 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2018 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 6.92%
Administrative and Support and Waste Management and Remediation Services: 0.50%
Oxford Square Capital Corp.	13,458	$92,860

Finance and Insurance: 5.84%
Apollo Investment Corp.	37,102	206,658
Ares Capital Corp.	14,494	238,426
Capitala Finance Corp.	6,646	55,162
Hercules Capital, Inc.	15,749	199,225
New Mountain Finance Corp.	7,342	99,851
PennantPark Investment Corp.	12,913	90,456
TCP Capital Corp.	12,934	186,896
		1,076,674
Management of Companies and Enterprises: 0.58%
Newtek Business Services Corp.	5,363	106,778
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $1,303,798)		1,276,312

CLOSED-END INVESTMENT COMPANIES: 1.88%
GAMCO Global Gold Natural Resources & Income Trust	19,291	99,155
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	14,344	96,105
Oxford Lane Capital Corp.	5,109	53,236
PIMCO Dynamic Credit and Mortgage Income Fund	4,149	97,792
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $344,255)		346,288

COMMON STOCKS: 31.30%
Accommodation and Food Services: 0.53%
Cracker Barrel Old Country Store, Inc.	628	98,100

Finance and Insurance: 6.68%
Credit Acceptance Corp. (a)	2,355	832,257
Syneos Health, Inc. (a)	8,525	399,824
		1,232,081

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments

	Shares	Value
COMMON STOCKS (continued)
Information: 6.35%
CenturyLink, Inc.	4,511	$84,085
Consolidated Communications Holdings, Inc.	15,914	196,697
Gogo, Inc. (a)	80,145	389,505
Nexstar Broadcasting Group, Inc.	3,406	250,000
Sinclair Broadcast Group, Inc.	7,815	251,252
		1,171,539
Manufacturing: 4.35%
Lear Corp.	2,244	416,958
Marathon Petroleum Corp.	1,353	94,927
Seagate Technology PLC (b)	3,388	191,320
Ship Finance International Ltd. (b)	6,625	99,044
		802,249
Mining, Quarrying, and Oil and Gas Extraction: 1.62%
Helmerich & Payne, Inc.	1,532	97,680
Pattern Energy Group, Inc.	10,737	201,319
		298,999
Professional, Scientific, and Technical Services: 1.30%
Macquarie Infrastructure Corp.	2,531	106,808
National CineMedia, Inc.	15,851	133,148
		239,956
Real Estate and Rental and Leasing: 2.08%
AerCap Holdings NV (a)(b)	5,220	282,663
Fortress Transportation & Infrastructure Investors LLC	5,629	101,716
		384,379
Retail Trade: 3.32%
Advance Auto Parts, Inc.	3,791	514,439
L Brands, Inc.	2,643	97,474
		611,913
Transportation and Warehousing: 5.07%
Air Canada - ADR (a)(b)	19,455	314,784
GasLog Partners LP (b)	6,766	161,369
Golar LNG Partners LP (b)	9,529	147,318
Hoegh LNG Partners LP (b)	5,303	95,189
Targa Resources Corp.	4,386	217,063
		935,723
TOTAL COMMON STOCKS (Cost $6,083,689)		5,774,939

CONVERTIBLE PREFERRED STOCK: 1.60%
Utilities: 1.60%
Kinder Morgan, Inc., Series A, 9.750%, Convertible on 10/26/2018	8,539	296,047
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $377,821)		296,047

MASTER LIMITED PARTNERSHIPS: 11.64%	Units
Manufacturing: 0.54%
CVR Refining LP	4,495	100,463

Mining, Quarrying, and Oil and Gas Extraction: 2.68%
Alliance Resource Partners LP	5,597	102,705
Hi-Crush Partners LP	8,361	98,660
SunCoke Energy Partners LP	12,860	192,900
USA Compression Partners LP	5,941	99,987
		494,252
Real Estate and Rental and Leasing: 1.47%
Icahn Enterprises LP	3,812	270,881

Retail Trade: 3.16%
Crestwood Equity Partners LP	8,658	274,891
Global Partners LP	12,688	216,330
Sunoco LP	3,668	91,553
		582,774
Transportation and Warehousing: 2.66%
Energy Transfer Partners LP	8,038	153,034
MPLX LP	5,669	193,540
Summit Midstream Partners LP	9,409	144,899
		491,473

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued) | 37

	Units	Value
MASTER LIMITED PARTNERSHIP (continued)
Wholesale Trade: 1.13%
Martin Midstream Partners LP	5,842	$80,620
NGL Energy Partners LP	10,265	128,312
		208,932
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,936,477)		2,148,775

PREFERRED STOCK: 0.60%	Shares
Transportation and Warehousing: 0.60%
Hoegh LNG Partners LP, Series A, 8.750% (b)	4,330	110,415
TOTAL PREFERRED STOCK (Cost $108,596)		110,415

PUBLICLY TRADED PARTNERSHIPS: 4.52%	Units
Apollo Global Management LLC	5,322	169,612
Ares Management LP	4,721	97,724
Blackstone Group LP/The	8,846	284,576
Carlyle Group LP/The	13,216	281,501
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $749,936)		833,413

	Shares
REAL ESTATE INVESTMENT TRUSTS: 12.63%
Finance and Insurance: 3.30%
AGNC Investment Corp.	10,439	194,061
Apollo Commercial Real Estate Finance, Inc.	11,039	201,793
Chimera Investment Corp.	6,065	110,868
DDR Corp.	5,665	101,403
		608,125
Information: 1.12%
CyrusOne, Inc.	3,533	206,186

Real Estate and Rental and Leasing: 7.13%
Annaly Capital Management, Inc.	18,468	190,036
CoreSite Realty Corp.	1,823	202,025
Digital Realty Trust, Inc.	1,767	197,162
Gaming and Leisure Properties, Inc.	2,820	100,956
New Residential Investment Corp.	6,421	112,303
Sabra Health Care REIT, Inc.	5,000	108,650
Two Harbors Investment Corp.	6,406	101,215
Uniti Group, Inc.	4,520	90,535
Washington Prime Group, Inc.	26,388	214,007
		1,316,889
Transportation and Warehousing: 1.08%
Iron Mountain, Inc.	5,697	199,452
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,307,557)		2,330,652

ROYALTY TRUST: 0.24%
Mesabi Trust	1,789	43,920
TOTAL ROYALTY TRUST (Cost $49,149)		43,920

SHORT TERM INVESTMENT: 5.09%
MONEY MARKET FUND: 5.09%
STIT-Government & Agency Portfolio, Institutional Class, 1.81% (c)(d)	940,281	940,281
TOTAL MONEY MARKET FUND (Cost $940,281)		940,281
TOTAL SHORT TERM INVESTMENT (Cost $940,281)		940,281

TOTAL INVESTMENTS (Cost $14,201,559): 76.42%		14,101,042
Other Assets in Excess of Liabilities: 23.58% (e)		4,350,547
TOTAL NET ASSETS: 100.00%		$18,451,589

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.
(d)	All or a portion of this security is held by LCMSF Fund Limited and pledged as collateral for swap contracts.
(e)	Includes assets pledged as collateral for swap contracts and securities sold short.

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Securities Sold Short

LoCorr Multi-Strategy Fund

Consolidated Schedule of Securities Sold Short
June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS: (1.17)%
Other Services (except Public Administration): (0.62)%
Regis Corp. (a)	(6,899)	$(114,110)

Retail Trade: (0.55)%
Tiffany & Co.	(774)	(101,858)
TOTAL COMMON STOCKS (Proceeds $165,603)		(215,968)
TOTAL SECURITIES SOLD SHORT (Proceeds $165,603): (1.17)%		$(215,968)

(a)	Non-dividend expense producing security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Swap Contracts | 39

LoCorr Multi-Strategy Fund

Consolidated Schedule of Swap Contracts
June 30, 2018 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMSF Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)*	Counterparty
04/14/2020	LoCorr Multi-Strategy Index^	0.50%	Quarterly	$ 23,101,783	$ (1,502,501)	Deutsche Bank AG

^
Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures contracts, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3.

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The underlying components of the basket as of June 30, 2018 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure
Futures:
Purchase Contracts:(1)
90 Day Sterling	12/18/2019	75.00	$12,234,071	8.15%
3 Mo Euro Euribor	12/16/2019	27.00	7,892,907	5.26%
Euro-Bobl	09/06/2018	46.00	7,100,022	4.73%
Long Gilt	09/26/2018	28.00	4,546,693	3.03%
Australian 10 Yr Bond	09/17/2018	5.00	3,675,623	2.45%
Euro-Schatz	09/06/2018	27.00	3,534,269	2.36%
Euro-Bund	09/06/2018	15.00	2,847,392	1.90%
Russell 2000 Mini Index	09/21/2018	34.00	2,819,960	1.88%
FTSE 100 Index	09/21/2018	28.00	2,811,751	1.87%
Nasdaq 100 E-Mini Index	09/21/2018	16.00	2,275,600	1.52%
10 Yr Mini JGB	09/11/2018	11.00	1,498,758	1.00%
Brent Crude (ICE)	08/31/2018	17.17	1,354,843	0.90%
Japanese 10 Yr Bond	09/12/2018	1.00	1,362,507	0.91%
Low Sulphur Gasoil	08/10/2018	18.70	1,266,797	0.84%
Nikkei 225 Index	09/13/2018	6.00	1,208,508	0.81%
Tokyo Price Index	09/13/2018	7.00	1,093,167	0.73%
Gasoline RBOB	07/31/2018	11.41	1,031,876	0.69%
Copper	09/19/2018	5.17	858,441	0.57%
Heating Oil	07/31/2018	8.95	832,061	0.55%
WTI Crude (NYMEX)	08/21/2018	11.01	800,850	0.53%
CAC 40 10 Euro Index	07/20/2018	12.00	748,257	0.50%
U.S. Long Bond	09/19/2018	5.00	725,313	0.48%
Euro-Stoxx 50 Index	09/21/2018	15.00	594,703	0.40%
Aluminum	09/19/2018	8.90	481,611	0.32%
Corn	12/14/2018	16.73	311,245	0.21%
Total Purchase Contracts			63,907,225	42.59%

Sale Contracts:(1)
U.S. 2 Yr Note	09/28/2018	(78.00)	$16,521,375	11.01%
U.S. 5 Yr Note	09/28/2018	(100.00)	11,357,813	7.57%
90 Day Euro	12/16/2019	(44.00)	10,673,300	7.11%
U.S. 10 Yr Note	09/19/2018	(57.00)	6,848,906	4.56%
Canadian 10 Yr Bond	09/19/2018	(22.00)	2,289,781	1.53%
Dow Jones Industrial Average Mini E-Cbot Index	09/21/2018	(16.00)	1,958,080	1.31%

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Value	Concentration % of Exposure

Sale Contracts (continued)
Soybean	11/14/2018	(16.59)	$736,076	0.49%
Brent Crude (ICE)	07/31/2018	(5.94)	470,864	0.32%
Total Sale Contracts			50,856,195	33.90%
Other Futures Contracts			4,634,707	3.09%
Total Futures Contracts			119,398,127	79.58%

Forward Currency Contracts:			Currency to be Delivered (in USD)		Currency to be Received (in USD)
Purchase Contracts:(1)
USD/JPY	09/19/2018	U.S. Dollar	$2,481,526	Japanese Yen	$2,467,099	1.64%
USD/GBP	09/19/2018	U.S. Dollar	368,546	British Pound	340,408	0.23%
Total Purchase Contracts					2,807,507	1.87%

			Currency to be Delivered (in USD)		Currency to be Received (in USD)
Sales Contracts:(1)
EUR/USD	09/19/2018	Euro	$5,153,694	U.S. Dollar	$5,158,906	3.44%
CAD/USD	09/19/2018	Canadian Dollar	3,901,006	U.S. Dollar	3,952,100	2.63%
AUD/USD	09/19/2018	Australian Dollar	3,772,965	U.S. Dollar	3,843,239	2.56%
CHF/USD	09/19/2018	Swiss Franc	2,630,649	U.S. Dollar	2,638,464	1.76%
NZD/USD	09/19/2018	New Zealand Dollar	921,163	U.S. Dollar	918,816	0.61%
Total Sale Contracts					16,511,525	11.00%
Other Forward Currency Contracts					195,424	0.13%
Total Forward Currency Contracts					19,514,456	13.00%

Cash and Foreign Currency	Quantity	Value
Cash and Foreign Currency Purchased:(1)
Hong Kong Dollar	12,159,001	$1,549,786	1.03%
British Pound	1,150,147	1,517,905	1.01%
Mexican Peso	15,807,587	795,941	0.53%
Canadian Dollar	951,587	723,833	0.49%
Total Cash and Foreign Currency Purchased		4,587,465	3.06%

Cash and Foreign Currency Sold:(1)
U.S. Dollar	2,150,858	$2,150,858	1.44%
Australian Dollar	1,753,681	1,297,812	0.87%
Swiss Franc	1,079,431	1,090,004	0.73%
Euro	634,574	741,056	0.49%
Japanese Yen	80,362,372	725,849	0.48%
New Zealand Dollar	781,262	529,149	0.35%
Total Cash and Foreign Currency Sold		6,534,728	4.36%
Other Cash and Foreign Currency		5,890	0.00%
Total Cash and Foreign Currency		11,128,083	7.42%
Total Underlying Positions		$150,040,666	100.00%

^
The investment is not a direct holding of LoCorr Multi-Strategy Fund. The top 50 holdings and other futures, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

ICE	Intercontinental Exchange
NYMEX	New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments | 41

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1
June 30, 2018 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2018 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 22.08%
American Express Credit Account Master Trust, 2017-8 A (1 Month LIBOR USD + 0.120%) (c)	05/16/2022	2.19%	$4,350,000	$4,349,135
BA Credit Card Trust, 2017-A1 A1	08/15/2022	1.95%	2,000,000	1,969,399
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	4,000,000	3,929,982
Barclays Dryrock Issuance Trust
Series 2016-1 A	05/16/2022	1.52%	2,950,000	2,912,494
Series 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	2.37%	4,000,000	4,002,367
Cabela’s Credit Card Master Note Trust
Series 2016-1 A1	06/15/2022	1.78%	5,240,000	5,184,710
Series 2014-2 A (1 Month LIBOR USD + 0.450%) (c)	07/15/2022	2.52%	1,650,000	1,654,093
Series 2015-II	07/17/2023	2.25%	2,500,000	2,459,344
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	2,400,000	2,399,709
Capital One Multi-Asset Execution Trust, 2016-A1 A1 (1 Month LIBOR USD + 0.450%) (c)	02/15/2022	2.52%	4,500,000	4,511,985
CarMax Auto Owner Trust, 2015-3 A3	05/15/2020	1.63%	2,152,509	2,146,649
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	28,848	28,879
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	2.27%	3,050,000	3,049,085
Citibank Credit Card Issuance Trust
Series 2017-A9	09/20/2021	1.80%	3,830,000	3,782,815
Series 2017-A4 A4 (1 Month LIBOR USD + 0.220%) (c)	04/07/2022	2.24%	4,650,000	4,655,102
Series 2018-A1 A1	01/20/2023	2.49%	6,000,000	5,924,050
Discover Card Execution Note Trust
Series 2016-A1	07/15/2021	1.64%	1,750,000	1,741,775
Series 2012-A6	01/18/2022	1.67%	6,700,000	6,627,183
Drive Auto Receivables Trust, 2018-2 A2	09/15/2020	2.64%	2,500,000	2,499,641
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	3,211,644	3,191,197
Entergy Texas Restoration Funding LLC, 2009-A A2	08/01/2019	3.65%	82,994	83,080

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2016-B A3	10/15/2020	1.33%	$1,190,326	$1,182,771
Series 2017-C A3	03/15/2022	2.01%	2,725,000	2,686,501
Series 2018-A A3	11/15/2022	3.03%	3,000,000	3,003,278
GM Financial Automobile Leasing Trust
Series 2016-1 A3	06/20/2019	1.64%	1,154,903	1,153,637
Series 2018-1 A2A	04/20/2020	2.39%	2,805,000	2,796,521
GM Financial Consumer Automobile Receivables Trust
Series 2017-1A A2A (a)	03/16/2020	1.51%	1,736,812	1,732,769
Series 2018-1 A3	07/18/2022	2.32%	1,295,000	1,279,587
Huntington Auto Trust, 2015-1 A3	09/16/2019	1.24%	124,043	123,977
Hyundai Auto Lease Securitization Trust, 2017-C A3 (a)	02/16/2021	2.12%	3,500,000	3,464,438
Hyundai Auto Receivables Trust, 2016-B A3	04/15/2021	1.29%	6,420,000	6,335,899
Mercedes-Benz Auto Lease Trust, 2018-A A2	04/15/2020	2.20%	3,330,000	3,322,890
Nissan Auto Receivables Owner Trust, 2015-C	05/15/2020	1.37%	2,764,592	2,751,163
Santander Retail Auto Lease Trust
Series 2017-A A2A (a)	03/20/2020	2.02%	5,360,120	5,335,028
Series 2018-A A2A (a)	10/20/2020	2.71%	3,215,000	3,211,382
SCF Equipment Leasing LLC, 2018-1A A1 (a)	04/20/2021	2.81%	1,863,674	1,863,557
Synchrony Credit Card Master Note Trust, 2016-1 A	03/15/2022	2.04%	5,200,000	5,183,859
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	5,341,603	5,314,842
Series 2016-PT1 A (a)	06/15/2022	1.93%	2,323,240	2,300,157
Tesla Auto Lease Trust, 2018-A A (a)	12/20/2019	2.32%	2,155,570	2,148,520
Toyota Auto Receivables Owner Trust, 2017-A A3	02/16/2021	1.73%	2,250,000	2,228,085
Verizon Owner Trust
Series 2017-2A A (a)	12/20/2021	1.92%	3,145,000	3,100,482
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	2.34%	3,750,000	3,750,729
Volkswagen Auto Loan Enhanced Trust, 2018-1 A2A	07/20/2021	2.81%	2,125,000	2,124,983
World Omni Auto Receivables Trust, 2018-A A2	05/17/2021	2.19%	4,000,000	3,983,426
TOTAL ASSET BACKED SECURITIES (Cost $138,069,983)				137,481,155

FOREIGN GOVERNMENT BOND: 0.40%
European Investment Bank (b)	08/15/2018	1.13%	2,500,000	2,497,225
TOTAL FOREIGN GOVERNMENT BOND (Cost $2,493,400)				2,497,225

MORTGAGE BACKED SECURITIES: 5.56%
Fannie Mae Aces
Series 2013-M14 FA (1 Month LIBOR USD + 0.350%) (c)	08/25/2018	2.44%	269,489	269,560
Series 2009-M2 A3	01/25/2019	4.00%	1,044,227	1,047,229
Series 2014-M10 ASQ2 (d)	09/25/2019	2.17%	4,347,894	4,312,850
Series 2010-M1 A2	09/25/2019	4.45%	2,325,776	2,355,513
Series 2010-M3 A3 (d)	03/25/2020	4.33%	2,563,991	2,605,363
Series 2010-M7 A2	11/25/2020	3.66%	1,089,989	1,101,474
FHLMC Multifamily Structured Pass Through Certificates
Series K-705 A2	09/25/2018	2.30%	3,302,879	3,296,616
Series K-708 A2	01/25/2019	2.13%	1,304,472	1,299,803
Series K-006 A1	07/25/2019	3.40%	768,406	771,355
Series K-504 A1	10/25/2019	1.68%	62,379	62,278
Series K-P04 AG2 (1 Month LIBOR USD + 0.200%) (c)	10/25/2019	2.20%	3,215,000	3,215,003
Series K-P04 AG1 (1 Month LIBOR USD + 0.220%) (c)	07/25/2020	2.22%	3,450,000	3,452,071
FREMF Multifamily Aggregation Risk Transfer Trust, 2017-KT01 A (1 Month LIBOR USD + 0.320%) (c)	02/25/2020	2.40%	5,890,000	5,903,566
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	2.47%	4,934,862	4,951,466
TOTAL MORTGAGE BACKED SECURITIES (Cost $34,650,703)				34,644,147

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued) | 43

	Maturity Date	Coupon Rate	Principal Amount	Value
MUNICIPAL BOND: 0.18%
Tennessee Valley Authority	03/15/2020	2.25%	$1,110,000	$1,103,520
TOTAL MUNICIPAL BOND (Cost $1,107,602)				1,103,520

U.S. GOVERNMENT AGENCY ISSUES: 42.06%
Federal Farm Credit Banks	09/27/2019	1.55%	13,000,000	12,859,626
Federal Farm Credit Banks	10/21/2019	1.44%	13,200,000	13,023,965
Federal Farm Credit Banks	05/08/2020	1.55%	14,295,000	14,031,672
Federal Farm Credit Banks	10/13/2020	1.68%	8,000,000	7,829,912
Federal Farm Credit Banks	10/26/2020	1.75%	19,095,000	18,710,178
Federal Farm Credit Banks	11/27/2020	1.90%	3,000,000	2,946,801
Federal Farm Credit Banks	04/05/2021	2.54%	16,255,000	16,184,665
Federal Home Loan Banks	02/11/2020	2.13%	16,030,000	15,932,089
Federal Home Loan Banks	06/12/2020	1.75%	18,150,000	17,854,645
Federal Home Loan Banks	06/12/2020	3.38%	13,830,000	14,021,974
Federal Home Loan Banks	09/28/2020	1.38%	10,565,000	10,271,821
Federal Home Loan Banks	06/11/2021	3.63%	22,000,000	22,550,748
Federal Home Loan Mortgage Corp.	01/17/2020	1.50%	22,560,000	22,205,605
Federal Home Loan Mortgage Corp.	09/29/2020	1.63%	9,140,000	8,941,123
Federal Home Loan Mortgage Corp.	11/17/2020	1.88%	3,715,000	3,646,351
Federal Home Loan Mortgage Corp.	02/16/2021	2.38%	10,000,000	9,923,380
Federal National Mortgage Association	10/24/2019	1.00%	16,685,000	16,367,368
Federal National Mortgage Association	11/26/2019	1.75%	13,495,000	13,361,899
Federal National Mortgage Association	02/28/2020	1.50%	11,560,000	11,364,636
Federal National Mortgage Association	04/13/2021	2.50%	10,000,000	9,947,080
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $265,139,588)				261,975,538

U.S. GOVERNMENT NOTES: 11.96%
United States Treasury Note	11/30/2019	1.75%	9,620,000	9,523,048
United States Treasury Note	03/31/2020	1.13%	12,895,000	12,588,744
United States Treasury Note	06/30/2020	1.88%	16,500,000	16,287,949
United States Treasury Note	09/30/2020	2.00%	6,405,000	6,325,438
United States Treasury Note	02/15/2021	2.25%	9,100,000	9,019,663
United States Treasury Note	04/15/2021	2.38%	10,375,000	10,308,534
United States Treasury Note	05/31/2021	1.38%	10,800,000	10,422,421
TOTAL U.S. GOVERNMENT NOTES (Cost $74,849,127)				74,475,797

SHORT TERM INVESTMENT: 7.86%
MONEY MARKET FUND: 7.86%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.81%(e)(f)			48,976,193	48,976,193
TOTAL MONEY MARKET FUND (Cost $48,976,193)				48,976,193
TOTAL SHORT TERM INVESTMENT (Cost $48,976,193)				48,976,193

TOTAL INVESTMENTS (Cost $565,286,596): 90.10%				561,153,575
Other Assets in Excess of Liabilities: 9.90% (g)				61,658,106
TOTAL NET ASSETS: 100.00%				$622,811,681

(a)
Security as defined in Rule 144A under the Securities Act of 1933  and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified  institutional buyers. At June 30, 2018,  the value of these securities total $36,151,886 which represents 5.80%  of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of June 30, 2018.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of June 30, 2018.
(e)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.
(f)	All or a portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR        London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)
June 30, 2018 (Unaudited)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2018	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
$3,031,321	09/21/2018	AUD	$3,017,955	USD	$3,031,321	$—	$(13,366)
3,395,821	09/21/2018	CAD	3,420,311	USD	3,395,821	24,490	—
2,367,151	09/21/2018	CHF	2,371,394	USD	2,367,151	4,243	—
11,825,254	09/21/2018	EUR	11,932,411	USD	11,825,254	107,157	—
111,662,905	09/21/2018	GBP	110,678,791	USD	111,662,905	—	(984,114)
139,473,591	09/21/2018	JPY	138,976,414	USD	139,473,591	—	(497,177)
11,919,951	09/21/2018	MXN	12,464,024	USD	11,919,951	544,073	—
19,978,144	09/21/2018	NZD	19,329,755	USD	19,978,144	—	(648,389)
Total Purchase Contracts			302,191,055		303,654,138	679,963	(2,143,046)

Sale Contracts:
$146,380,543	09/21/2018	USD	$144,295,533	AUD	$146,380,543	$2,085,010	$—
149,864,077	09/21/2018	USD	148,428,561	CAD	149,864,077	1,435,516	—
102,273,198	09/21/2018	USD	102,634,273	CHF	102,273,198	—	(361,075)
205,265,902	09/21/2018	USD	205,990,418	EUR	205,265,902	—	(724,516)
98,506,346	09/21/2018	USD	98,435,169	GBP	98,506,346	71,177	—
48,772,379	09/21/2018	USD	48,574,060	JPY	48,772,379	198,319	—
16,629,417	09/21/2018	USD	17,322,905	MXN	16,629,417	—	(693,488)
71,024,732	09/21/2018	USD	70,512,929	NZD	71,024,732	511,803	—
Total Sale Contracts			836,193,848		838,716,594	4,301,825	(1,779,079)
Net Forward Currency Contracts			$(534,002,793)		$(535,062,456)	$4,981,788	$(3,922,125)
Net Unrealized Appreciation						$1,059,663

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE
YEN	MXN MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts | 45

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts
June 30, 2018 (Unaudited)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
10 Yr Mini JGB	14	Sep-18	$1,907,384	$1,905,260	$2,124	$—
3 Mo Euro Euribor	1,500	Dec-19	438,494,821	438,212,753	282,068	—
90 Day Sterling	2,780	Dec-19	453,430,357	453,397,447	32,910	—
Aluminum (a)(b)	564	Sep-18	30,057,675	32,759,648	—	(2,701,973)
Australian 10 Yr Bond	183	Sep-18	17,519,341	17,397,077	122,264	—
Brent Crude (a)	435	Sep-18	34,465,050	32,591,189	1,873,861	—
CAC 40 10 Euro Index	429	Jul-18	26,655,002	27,297,304	—	(642,302)
Cocoa (a)	378	Sep-18	9,149,184	8,496,228	652,956	—
Copper (a)(b)	257	Sep-18	42,584,901	45,790,268	—	(3,205,367)
Corn (a)	870	Dec-18	16,149,374	17,534,783	—	(1,385,409)
Cotton No.2 (a)	183	Dec-18	7,678,680	7,813,190	—	(134,510)
DAX Index	19	Sep-18	6,827,594	7,091,866	—	(264,272)
Dollar	309	Sep-18	29,153,844	28,902,221	251,623	—
Euro-Bobl	1,633	Sep-18	252,050,788	251,003,732	1,047,056	—
Euro-Bund	561	Sep-18	106,492,451	105,715,244	777,207	—
Euro-Schatz	1,267	Sep-18	165,841,453	165,700,246	141,207	—
Euro-Stoxx 50 Index	561	Sep-18	22,215,681	22,688,909	—	(473,228)
FTSE 100 Index	1,109	Sep-18	111,255,655	111,174,696	80,959	—
Gasoline RBOB (a)	391	Aug-18	35,327,006	33,840,270	1,486,736	—
Hard Red Wheat (a)	315	Sep-18	7,693,875	8,603,636	—	(909,761)
Heating Oil (a)	416	Aug-18	38,607,878	37,230,447	1,377,431	—
Japanese 10 Yr Bond	90	Sep-18	122,617,531	122,446,341	171,190	—
Long Gilt	1,040	Sep-18	168,904,609	167,154,885	1,749,724	—
Low Sulphur Gasoil (a)	548	Aug-18	37,085,900	35,798,566	1,287,334	—
Nasdaq 100 E-Mini Index	624	Sep-18	88,193,040	89,548,741	—	(1,355,701)
Nikkei 225 Index	240	Sep-18	48,318,656	48,652,086	—	(333,430)
Russell 2000 Mini Index	1,298	Sep-18	106,922,750	108,859,855	—	(1,937,105)
S&P 500 E-Mini Index	183	Sep-18	24,902,640	25,063,368	—	(160,728)
Silver (a)	19	Sep-18	1,538,810	1,557,106	—	(18,296)
Soybean Meal (a)	258	Dec-18	8,511,420	9,481,143	—	(969,723)
Tokyo Price Index	258	Sep-18	40,325,972	41,228,751	—	(902,779)
U.S. Long Bond	189	Sep-18	27,405,000	27,253,201	151,799	—
Wheat (a)	246	Dec-18	6,356,025	6,674,471	—	(318,446)
WTI Crude (a)	504	Aug-18	37,371,600	32,644,374	4,727,226	—
Zinc (a)(b)	668	Sep-18	47,711,900	52,558,858	—	(4,846,958)
Total Purchase Contracts					16,215,675	(20,559,988)

Sales Contracts:
90 Day Euro	(2,458)	Dec-19	$596,280,075	$596,362,022	$81,947	$—
Aluminum (a)(b)	(268)	Sep-18	14,282,725	14,583,624	300,899	—
Canadian 10 Yr Bond	(801)	Sep-18	83,295,714	80,899,518	—	(2,396,196)
Coffee (a)	(214)	Sep-18	9,236,775	9,788,394	551,619	—
Copper (a)(b)	(87)	Sep-18	14,415,900	14,878,545	462,645	—
Dow Jones Industrial Average Mini E-Cbot Index	(580)	Sep-18	70,368,500	72,121,723	1,753,223	—
Gold (a)	(57)	Aug-18	7,150,650	7,195,203	44,553	—
Hang Seng Index	(13)	Jul-18	2,379,920	2,375,735	—	(4,185)
Natural Gas (a)	(202)	Aug-18	5,906,480	5,878,792	—	(27,688)
Soybean (a)	(529)	Nov-18	23,276,000	23,727,028	451,028	—
Soybean Oil (a)	(202)	Dec-18	3,604,488	3,826,433	221,945	—
Sugar (a)	(517)	Oct-18	7,093,240	7,368,305	275,065	—
U.S. 2 Yr Note	(2,389)	Sep-18	506,057,393	505,751,437	—	(305,956)
U.S. 5 Yr Note	(4,274)	Sep-18	485,599,862	484,269,383	—	(1,330,479)

The accompanying notes are an integral part of these consolidated financial statements.

46 | LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts (continued)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts (continued)
U.S. 10 Yr Note	(2,477)	Sep-18	297,704,437	295,590,260	—	(2,114,177)
Zinc (a)(b)	(737)	Sep-18	52,640,225	55,150,570	2,510,345	—
Total Sale Contracts					6,653,269	(6,178,681)
Total Futures Contracts					$22,868,944	$(26,738,669)
Net Unrealized Depreciation						$(3,869,725)

(a)	Contract held by LCMT Fund Limited.
(b)
London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities. See Notes 2 & 3.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments | 47

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio[1]	Composition of Common Stock Portfolio[1]
June 30, 2018 (Unaudited)	June 30, 2018 (Unaudited)

[1] As a percentage of total investments.	[1] As a percentage of total common stocks.

Schedule of Investments
June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS: 75.74%
Accommodation and Food Services: 5.62%
Dave & Buster’s Entertainment, Inc. (a)	18,384	$875,078
Extended Stay America, Inc.	20,915	451,973
MGM Resorts International	23,641	686,298
Wyndham Hotels & Resorts, Inc.	13,963	821,443
		2,834,792
Construction: 0.61%
MDC Holdings, Inc.	10,072	309,916

Consumer Discretionary: 1.39%
DeNA Co. Ltd. (b)	37,329	700,288

Finance and Insurance: 20.06%
Camping World Holdings, Inc.	24,634	615,357
Credit Acceptance Corp. (a)	14,854	5,249,404
Herc Holdings, Inc. (a)	10,574	595,739
LendingClub Corp. (a)	274,735	1,041,246
Syneos Health, Inc. (a)	55,829	2,618,380
		10,120,126
Health Care: 0.77%
Indivior PLC (a)(b)	76,346	386,103

Information: 17.04%
DISH Network Corp. (a)	22,187	745,705
Gogo, Inc. (a)	496,741	2,414,161
Gray Television, Inc. (a)	954	15,073
Intelsat SA (a)(b)	36,058	600,726
Madison Square Garden Co./The (a)	2,212	686,140
Nexstar Broadcasting Group, Inc.	22,607	1,659,354
Scholastic Corp.	6,716	297,586

The accompanying notes are an integral part of these financial statements.

48 | LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Sinclair Broadcast Group, Inc.	44,457	$1,429,293
Zayo Group Holdings, Inc. (a)	20,565	750,211
		8,598,249
Manufacturing: 10.01%
American Woodmark Corp. (a)	799	73,148
Ball Corp.	19,034	676,659
Bemis Co, Inc.	21,340	900,761
Commercial Metals Co.	12,832	270,884
Inspire Medical Systems, Inc. (a)	1,927	68,717
Lattice Semiconductor Corporation (a)	49,595	325,343
Lear Corp.	14,727	2,736,424
		5,051,936
Professional, Scientific, and Technical Services: 3.53%
Instructure, Inc. (a)	16,558	704,543
Liberty Media Corp. - Liberty Formula One (a)	28,554	1,060,210
T2 Biosystems, Inc. (a)	1,813	14,033
		1,778,786
Real Estate and Rental and Leasing: 3.86%
AerCap Holdings NV (a)(b)	35,978	1,948,209

Retail Trade: 7.33%
Advance Auto Parts, Inc.	24,956	3,386,529
Diplomat Pharmacy, Inc. (a)	12,220	312,343
		3,698,872
Transportation and Warehousing: 3.99%
Air Canada - ADR (a)(b)	124,440	2,013,452

Wholesale Trade: 1.53%
Avnet, Inc.	6,979	299,329
Builders FirstSource, Inc. (a)	25,866	473,089
		772,418
TOTAL COMMON STOCKS (Cost $37,598,306)		38,213,147

PREFERRED STOCK: 0.87%
Management of Companies and Enterprises: 0.87%
Azul SA - ADR (a)(b)	26,783	438,170
TOTAL PREFERRED STOCK (Cost $451,065)		438,170

REAL ESTATE INVESTMENT TRUSTS: 4.17%
Gaming and Leisure Properties, Inc.	24,941	892,888
Kimco Realty Corp.	36,858	626,217
Kite Realty Group Trust	34,337	586,476
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,009,039)		2,105,581

SHORT TERM INVESTMENT: 12.37%
MONEY MARKET FUND: 12.37%
STIT-Government & Agency Portfolio, Institutional Class, 1.81% (c)	6,240,834	6,240,834
TOTAL MONEY MARKET FUND (Cost $6,240,834)		6,240,834
TOTAL SHORT TERM INVESTMENT (Cost $6,240,834)		6,240,834

TOTAL INVESTMENTS (Cost $46,299,244): 93.15%		46,997,732
Other Assets in Excess of Liabilities: 6.85% (d)		3,453,369
TOTAL NET ASSETS: 100.00%		$50,451,101

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2018.
(d)	Includes assets pledged as collateral for securities sold short.

ADR	American Depository Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short | 49

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short
June 30, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS: (20.37)%
Accommodation and Food Services: (1.15)%
Hilton Worldwide Holdings, Inc.	(3,579)	$(283,314)
Marriott International, Inc.	(2,327)	(294,598)
		(577,912)
Arts, Entertainment, and Recreation: (0.80)%
Live Nation Entertainment, Inc. (a)	(8,338)	(404,977)

Construction: (0.28)%
Dycom Industries, Inc. (a)	(1,515)	(143,183)

Consumer Discretionary: (0.07)%
Ocado Group PLC (a)(b)	(2,530)	(34,308)

Finance and Insurance: (0.86)%
Evercore Partners, Inc.	(1,758)	(185,381)
Greenhill & Co, Inc.	(6,574)	(186,702)
Moelis & Co.	(1,099)	(64,456)
		(436,539)
Information: (3.81)%
AMC Entertainment Holdings, Inc.	(12,995)	(206,620)
AMC Networks, Inc. (a)	(2,781)	(172,978)
Gogo, Inc. (a)	(3,295)	(16,014)
GTT Communications, Inc. (a)	(2,535)	(114,075)
Hortonworks, Inc. (a)	(14,553)	(265,156)
j2 Global, Inc.	(1,776)	(153,819)
MSG Networks, Inc. (a)	(7,894)	(189,061)
Netflix, Inc. (a)	(571)	(223,507)
New York Times Co/The	(12,412)	(321,471)
Shutterfly, Inc. (a)	(1,032)	(92,911)
World Wrestling Entertainment, Inc.	(2,262)	(164,719)
		(1,920,331)
Manufacturing: (8.08)%
Acushnet Holdings Corp.	(5,994)	(146,613)
Axon Enterprise, Inc. (a)	(1,935)	(122,253)
Callaway Golf Co.	(17,711)	(335,978)
Fossil Group, Inc. (a)	(9,502)	(255,319)
GoPro, Inc. (a)	(30,464)	(196,188)
Hershey Co./The	(3,220)	(299,653)
iRhythm Technologies, Inc. (a)	(1,794)	(145,547)
Kellogg Co.	(4,478)	(312,878)
KEMET Corp. (a)	(5,296)	(127,898)
Lam Research Corp	(859)	(148,478)
NETGEAR, Inc. (a)	(5,119)	(319,937)
Nucor Corp.	(4,768)	(298,000)
Semtech Corp. (a)	(6,336)	(298,109)
Steel Dynamics, Inc.	(6,501)	(298,721)
Steven Madden Ltd.	(4,187)	(222,330)
Teradyne, Inc.	(9,777)	(372,210)
Vishay Intertechnology, Inc.	(7,715)	(178,988)
		(4,079,100)
Other Services (except Public Administration): (1.51)%
Regis Corp. (a)	(45,915)	(759,434)

The accompanying notes are an integral part of these financial statements.

50 | LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Professional, Scientific, and Technical Services: (0.60)%
Cloudera, Inc. (a)	(11,351)	$(154,828)
Quotient Technology, Inc. (a)	(11,149)	(146,052)
		(300,880)
Retail Trade: (2.61)%
Carvana Co. (a)	(1,120)	(46,593)
Delek US Holdings, Inc.	(5,854)	(293,695)
Tiffany & Co.	(5,921)	(779,204)
United Natural Foods, Inc. (a)	(4,626)	(197,345)
		(1,316,837)
Transportation and Warehousing: (0.60)%
Hawaiian Holdings, Inc.	(8,409)	(302,303)
TOTAL COMMON STOCKS (Proceeds $9,909,994)		(10,275,804)

EXCHANGE TRADED FUNDS: (2.34)%
Invesco CurrencyShares Japanese Yen Trust (a)	(10,196)	(881,648)
iShares Russell 2000	(1,817)	(297,570)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,187,966)		(1,179,218)

REAL ESTATE INVESTMENT TRUSTS: (1.18)%
Equity Residential	(4,714)	(300,235)
Public Storage	(1,310)	(297,186)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $572,993)		(597,421)
TOTAL SECURITIES SOLD SHORT (Proceeds $11,670,953): (23.89)%		$(12,052,443)

(a)    Non-dividend expense producing security.
(b)    Foreign issued security.

PLC          Public Limited Company

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments | 51

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1
June 30, 2018 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
June 30, 2018 (Unaudited)
	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 12.62%
Administrative and Support and Waste Management and Remediation Services: 0.94%
Oxford Square Capital Corp.	110,549	$762,788

Finance and Insurance: 10.63%
Apollo Investment Corp.	297,116	1,654,936
Ares Capital Corp.	116,117	1,910,125
Capitala Finance Corp.	53,357	442,863
Hercules Capital, Inc.	126,820	1,604,273
New Mountain Finance Corp.	58,732	798,755
PennantPark Investment Corp.	103,445	724,632
TCP Capital Corp.	103,563	1,496,485
		8,632,069
Management of Companies and Enterprises: 1.05%
Newtek Business Services Corp.	42,861	853,363
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $10,474,274)		10,248,220

CLOSED-END INVESTMENT COMPANIES: 3.42%
GAMCO Global Gold Natural Resources & Income Trust	154,616	794,726
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	114,714	768,584
Oxford Lane Capital Corp.	41,147	428,752
PIMCO Dynamic Credit and Mortgage Income Fund	33,217	782,924
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $2,737,630)		2,774,986

COMMON STOCKS: 20.97%
Accommodation and Food Services: 0.97%
Cracker Barrel Old Country Store, Inc.	5,048	788,548

The accompanying notes are an integral part of these financial statements.

52 | LoCorr Spectrum Income Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Information: 2.74%
CenturyLink, Inc.	36,048	$671,935
Consolidated Communications Holdings, Inc.	125,438	1,550,414
		2,222,349
Manufacturing: 3.82%
Marathon Petroleum Corp.	10,871	762,709
Seagate Technology PLC (a)	27,447	1,549,932
Ship Finance International Ltd. (a)	52,992	792,231
		3,104,872
Mining, Quarrying, and Oil and Gas Extraction: 2.95%
Helmerich & Payne, Inc.	12,408	791,134
Pattern Energy Group, Inc.	85,316	1,599,675
		2,390,809
Professional, Scientific, and Technical Services: 2.37%
Macquarie Infrastructure Corp.	20,271	855,436
National CineMedia, Inc.	127,620	1,072,008
		1,927,444
Real Estate and Rental and Leasing: 1.00%
Fortress Transportation & Infrastructure Investors LLC	45,029	813,674

Retail Trade: 0.97%
L Brands, Inc.	21,387	788,753

Transportation and Warehousing: 6.15%
GasLog Partners LP (a)	54,231	1,293,409
Golar LNG Partners LP (a)	76,671	1,185,334
Hoegh LNG Partners LP (a)	42,656	765,675
Targa Resources Corp.	35,276	1,745,809
		4,990,227
TOTAL COMMON STOCKS (Cost $17,352,678)		17,026,676

CONVERTIBLE PREFERRED STOCK: 2.96%
Utilities: 2.96%
Kinder Morgan, Inc., Series A, 9.750%, Convertible on 10/26/2018	69,336	2,403,879
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $3,059,477)		2,403,879

MASTER LIMITED PARTNERSHIPS: 21.21%	Units
Manufacturing: 1.00%
CVR Refining LP	36,260	810,411

Mining, Quarrying, and Oil and Gas Extraction: 4.83%
Alliance Resource Partners LP	45,023	826,172
Hi-Crush Partners LP	66,853	788,865
SunCoke Energy Partners LP	100,305	1,504,575
USA Compression Partners LP	47,892	806,022
		3,925,634
Real Estate and Rental and Leasing: 2.69%
Icahn Enterprises LP	30,786	2,187,653

Retail Trade: 5.77%
Crestwood Equity Partners LP	69,255	2,198,846
Global Partners LP	102,493	1,747,506
Sunoco LP	29,397	733,749
		4,680,101
Transportation and Warehousing: 4.88%
Energy Transfer Partners LP	65,391	1,245,045
MPLX LP	45,370	1,548,932
Summit Midstream Partners LP	75,745	1,166,473
		3,960,450

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments (continued) | 53

	Units	Value
MASTER LIMITED PARTNERSHIPS (continued)
Wholesale Trade: 2.04%
Martin Midstream Partners LP	46,646	$643,715
NGL Energy Partners LP	81,079	1,013,488
		1,657,203
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $15,089,999)		17,221,452

PREFERRED STOCK: 1.06%	Shares
Transportation and Warehousing: 1.06%
Hoegh LNG Partners LP, Series A, 8.750% (a)	33,770	861,135
TOTAL PREFERRED STOCK (Cost $837,496)		861,135

PUBLICLY TRADED PARTNERSHIPS: 8.26%	Units
Apollo Global Management LLC	42,690	1,360,530
Ares Management LP	37,311	772,338
Blackstone Group LP/The	71,294	2,293,528
Carlyle Group LP/The	107,022	2,279,569
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $5,487,632)		6,705,965
	Shares
REAL ESTATE INVESTMENT TRUSTS: 23.02%
Finance and Insurance: 5.99%
AGNC Investment Corp.	83,507	1,552,395
Apollo Commercial Real Estate Finance, Inc.	88,469	1,617,213
Chimera Investment Corp.	48,552	887,531
DDR Corp.	45,357	811,890
		4,869,029
Information: 2.05%
CyrusOne, Inc.	28,595	1,668,804

Real Estate and Rental and Leasing: 13.01%
Annaly Capital Management, Inc.	147,732	1,520,162
CoreSite Realty Corp.	14,780	1,637,920
Digital Realty Trust, Inc.	14,325	1,598,383
Gaming and Leisure Properties, Inc.	22,632	810,226
New Residential Investment Corp.	51,233	896,065
Sabra Health Care REIT, Inc.	40,070	870,721
Two Harbors Investment Corp.	51,197	808,913
Uniti Group, Inc.	35,873	718,536
Washington Prime Group, Inc.	209,919	1,702,443
		10,563,369
Transportation and Warehousing: 1.97%
Iron Mountain, Inc.	45,656	1,598,417
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,546,239)		18,699,619

ROYALTY TRUST: 0.44%
Mesabi Trust	14,544	357,055
TOTAL ROYALTY TRUST (Cost $399,566)		357,055

SHORT TERM INVESTMENT: 4.93%
MONEY MARKET FUND: 4.93%
STIT-Government & Agency Portfolio, Institutional Class, 1.81% (b)	4,004,387	4,004,387
TOTAL MONEY MARKET FUND (Cost $4,004,387)		4,004,387
TOTAL SHORT TERM INVESTMENT (Cost $4,004,387)		4,004,387

TOTAL INVESTMENTS (Cost $77,989,378): 98.89%		80,303,374
Other Assets in Excess of Liabilities: 1.11%		903,134
TOTAL NET ASSETS: 100.00%		$81,206,508

(a)    Foreign issued security.
(b)    The rate quoted is the annualized seven-day effective yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

54 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities
June 30, 2018 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi-Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $615,506,186, $110,407,101, $14,201,559 and $565,286,596, respectively)	$609,325,532	$109,680,252	$14,101,042	$561,153,575
Cash (Note 2)	6,490,000	2,652	—	19,060,000
Foreign currency, at value (Cost $8,580,438, $0, $0 and $1,469,468, respectively)	9,013,889	—	—	1,469,468
Receivable for variation margin on futures contracts	3,154,304	—	—	4,807,794
Receivable for Fund shares sold	1,536,640	426,662	5,497	1,077,771
Receivable for securities sold	—	—	95,492	—
Dividends and interest receivable	3,083,763	577,630	60,736	1,813,315
Receivable for unsettled open futures contracts	1,687,120	—	—	3,273,889
Deposits with broker for derivative instruments (Note 2)	44,813,064	22,313,903	9,559,857	56,927,889
Deposits with broker for securities sold short (Note 2)	—	—	461,535	—
Unrealized appreciation on forward currency contracts (Note 2)	4,429,370	—	—	4,981,788
Advance receipt on swap contracts	—	10,418,732	—	—
Prepaid expenses and other assets	94,406	28,449	22,621	58,808
Total Assets	683,628,088	143,448,280	24,306,780	654,624,297

Liabilities
Securities sold short, at value (Proceeds $0, $0, $165,603 and $0, respectively)	$—	$—	$215,968	$—
Payable for Fund shares redeemed	859,370	19,024	1,763	2,153,882
Payable for securities purchased	12,374,687	2,733,275	—	13,752,852
Payable for unsettled open futures contracts	4,659,459	—	—	10,754,298
Payable for distributions	—	—	9,260	—
Dividends payable	—	—	426	—
Accrued management fees (Note 5)	952,770	158,946	11,833	766,747
Accrued Trustees’ fees	12,364	1,654	394	11,052
Accrued Rule 12b-1 fees	—	103,457	10,819	148,552
Unrealized depreciation on swap contracts (Note 1)	—	9,302,638	1,502,501	—
Unrealized depreciation on forward currency contracts (Note 2)	3,943,282	—	—	3,922,125
Advance payment on swap contracts	—	—	4,067,962	—
Accrued expenses and other liabilities	402,932	83,146	34,265	303,108
Total Liabilities	23,204,864	12,402,140	5,855,191	31,812,616

Net Assets	$660,423,224	$131,046,140	$18,451,589	$622,811,681

Net Assets Consist of:
Paid-in capital	$683,159,979	$138,074,070	$20,072,819	$657,577,198
Accumulated net investment income (loss)	(156,095)	1,026	(437,179)	(1,282,355)
Accumulated net realized gain (loss)	(21,971,489)	3,000,531	469,332	(26,540,079)
Net unrealized appreciation (depreciation) of:
Investments	(6,180,654)	(726,849)	(100,517)	(4,133,021)
Securities sold short	—	—	(50,365)	—
Swap contracts	—	(9,302,638)	(1,502,501)	—
Forward currency contracts	486,088	—	—	1,059,663
Futures contracts	4,651,944	—	—	(3,869,725)
Foreign currency translation	433,451	—	—	—
NET ASSETS	$660,423,224	$131,046,140	$18,451,589	$622,811,681

Class A Shares
Net assets	$73,340,798	$30,220,052	$3,302,384	$52,056,175
Shares issued and outstanding (unlimited shares authorized, no par value)	8,950,741	2,928,455	445,189	5,139,313
Net asset value, redemption, and minimum offering price per share (a)	$8.19	$10.32	$7.42	$10.13
Maximum offering price per share ($8.19/0.9425) ($10.32/0.9425) ($7.42/0.9425) ($10.13/0.9425)(b)	$8.69	$10.95	$7.87	$10.75

Class C Shares
Net assets	$69,443,355	$5,018,784	$1,658,945	$33,784,256
Shares issued and outstanding (unlimited shares authorized, no par value)	8,882,852	503,705	222,737	3,410,094
Net asset value, redemption, and offering price per share (a)	$7.82	$9.96	$7.45	$9.91

Class I Shares
Net assets	$517,639,071	$95,807,304	$13,490,260	$536,971,250
Shares issued and outstanding (unlimited shares authorized, no par value)	62,146,848	9,175,897	1,823,206	52,664,457
Net asset value, redemption, and offering price per share	$8.33	$10.44	$7.40	$10.20

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities	| 55

Statements of Assets & Liabilities
June 30, 2018 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $46,299,244 and $77,989,378, respectively)	$46,997,732	$80,303,374
Cash (Note 2)	6,000,000	—
Receivable for Fund shares sold	48,742	300,674
Receivable for securities sold	2,935,341	763,716
Dividends, interest and other receivables	18,090	461,472
Deposits with broker for securities sold short (Note 2)	11,588,474	—
Prepaid expenses and other assets	43,630	26,542
Total Assets	67,632,009	81,855,778

Liabilities
Securities sold short, at value (Proceeds $11,670,953 and $0, respectively)	$12,052,443	$—
Payable for Fund shares redeemed	137,448	272,133
Payable for securities purchased	4,797,966	—
Payable for distributions	—	140,796
Dividend payable	9,895	—
Accrued management fees (Note 5)	97,120	87,065
Accrued Trustees’ fees	1,009	1,441
Accrued Rule 12b-1 fees	31,270	75,045
Accrued expenses and other liabilities	53,757	72,790
Total Liabilities	17,180,908	649,270

Net Assets	$50,451,101	$81,206,508

Net Assets Consist of:
Paid-in capital	$47,648,766	$103,176,277
Accumulated net investment loss	(652,812)	(3,230,742)
Accumulated undistributed net realized gain (loss)	3,138,177	(21,053,023)
Net unrealized appreciation (depreciation) of:
Investments	698,488	2,313,996
Securities sold short	(381,490)	—
Foreign currency translation	(28)	—
NET ASSETS	$50,451,101	$81,206,508

Class A Shares
Net assets	$17,526,953	$26,188,960
Shares issued and outstanding (unlimited shares authorized, no par value)	1,550,375	3,574,840
Net asset value, redemption, and minimum offering price per share(a)	$11.30	$7.33	(b)
Maximum offering price per share ($11.30/0.9425) ($7.33/0.9425)(c)	$11.99	$7.78

Class C Shares
Net assets	$8,262,110	$21,808,519
Shares issued and outstanding (unlimited shares authorized, no par value)	761,287	2,957,600
Net asset value, redemption, and offering price per share (a)	$10.85	$7.37	(b)

Class I Shares
Net assets	$24,662,038	$33,209,029
Shares issued and outstanding (unlimited shares authorized, no par value)	2,152,043	4,537,680
Net asset value, redemption, and offering price per share	$11.46	$7.32	(b)

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

56 |	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations

Consolidated Statements of Operations
Six Months Ended June 30, 2018 (Unaudited)

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi-Strategy Fund	LoCorr Market Trend Fund

Investment Income
Dividend and interest income	$7,564,872	$1,058,839	$325,788	$5,070,869
Distributions received from master limited partnership (“MLP”) interests	—	—	244,364	—
Less: return of capital on distributions from MLP interests (Note 2)	—	—	(244,364)	—
Total Investment Income	7,564,872	1,058,839	325,788	5,070,869

Expenses
Management fees (Note 5)	6,342,594	768,555	190,967	4,914,292
Fund administration fees	128,054	27,623	18,763	112,166
Fund accounting fees	140,140	42,532	18,013	114,434
Trustees’ fees	26,823	3,315	855	23,656
Transfer agent fees and expenses	553,066	106,599	29,477	398,660
Custodian fees	25,007	4,345	5,412	16,663
Registration expenses	49,015	28,014	24,060	38,707
Rule 12b-1 fee - Class A (Note 5)	111,443	34,812	5,427	72,552
Rule 12b-1 fee - Class C (Note 5)	397,087	23,879	9,891	195,995
Legal and audit fees	32,467	17,590	17,290	28,917
Printing and mailing expenses	59,672	7,482	6,305	51,488
Other expenses	17,805	2,863	1,717	16,881
Total expenses before interest expense	7,883,173	1,067,609	328,177	5,984,411
Dividend and interest expense (Note 2)	—	—	3,500	—
Interest expense on credit line (Note 8)	—	—	539	—
Total expenses before fees waived	7,883,173	1,067,609	332,216	5,984,411
Fees waived by Adviser (Note 5)	(162,206)	(9,796)	(90,248)	—
Net Expenses	7,720,967	1,057,813	241,968	5,984,411
Net Investment Income (Loss)	(156,095)	1,026	83,820	(913,542)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	(3,784,278)	(249,566)	479,716	(2,349,510)
Securities sold short	—	—	(11,416)	—
Swap contracts	—	5,095,408	(728,325)	—
Forward currency contracts	(19,094,575)	—	—	(32,941,262)
Futures contracts	(13,870,011)	—	—	10,764,733
Foreign currency translation	63,832	—	—	(97,064)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,747,971)	(415,545)	(1,067,458)	(448,030)
Securities sold short	—	—	(16,416)	—
Swap contracts	—	2,217,081	(1,042,235)	—
Forward currency contracts	5,223,618	—	—	2,045,718
Futures contracts	(7,942,382)	—	—	(33,182,450)
Foreign currency translation	496,865	—	—	—
Net realized and unrealized gain (loss)	(41,654,902)	6,647,378	(2,386,134)	(56,207,865)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(41,810,997)	$6,648,404	$(2,302,314)	$(57,121,407)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Operations	| 57

Statements of Operations
Six Months Ended June 30, 2018 (Unaudited)

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Investment Income
Dividend and interest income (a)	$268,720	$2,187,834
Distributions received from master limited partnership (“MLP”) interests	—	1,657,000
Less: return of capital on distributions from MLP interests (Note 2)	—	(1,657,000)
Total Investment Income	268,720	2,187,834

Expenses
Management fees (Note 5)	690,613	535,904
Fund administration fees	20,782	25,371
Fund accounting fees	19,115	23,664
Trustees’ fees	2,136	3,083
Transfer agent fees and expenses	59,798	72,901
Custodian fees	19,741	4,686
Registration expenses	26,800	27,047
Rule 12b-1 fee - Class A (Note 5)	23,343	33,441
Rule 12b-1 fee - Class C (Note 5)	47,831	110,008
Legal and audit fees	10,047	13,921
Printing and mailing expenses	5,244	20,588
Other expenses	2,279	2,647
Total expense before dividend expense	927,729	873,261
Dividend expense on securities sold short (Note 2)	43,837	—
Total expenses before fees waived	971,566	873,261
Fees waived by Adviser (Note 5)	(39,094)	—
Net Expenses	932,472	873,261
Net Investment Income (Loss)	(663,752)	1,314,573

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	3,499,341	1,853,718
Securities sold short	(353,133)	—
Foreign currency translation	(417)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,671,806)	(816,225)
Securities sold short	(354,912)	—
Foreign currency translation	2,434	—
Net realized and unrealized gain (loss)	(1,878,493)	1,037,493
Net Increase (Decrease) in Net Assets Resulting From Operations	$(2,542,245)	$2,352,066

(a)	Net foreign tax withheld of $1,387 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

58 |	LoCorr Macro Strategies Fund - Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment loss	$(156,095)	$(5,585,222)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	(36,685,032)	24,376,808
Net change in unrealized appreciation (depreciation) of investments, forward currency contracts, futures contracts and foreign currency translation	(4,969,870)	882,482
Increase (Decrease) in Net Assets Resulting From Operations	(41,810,997)	19,674,068

Distributions to Shareholders From
Net realized gain:
Class A	—	(5,441,843)
Class C	—	(5,525,753)
Class I	—	(34,409,482)
Total Distributions to Shareholders	—	(45,377,078)

Capital Transactions (Note 6)
Proceeds from shares sold	173,196,336	789,578,567
Reinvestment of distributions	—	40,676,233
Cost of shares redeemed	(260,780,229)	(897,405,675)
Redemption fees	—	11,727
Decrease in Net Assets From Capital Transactions	(87,583,893)	(67,139,148)

Total Decrease in Net Assets	(129,394,890)	(92,842,158)

Net Assets
Beginning of period	789,818,114	882,660,272
End of period (including accumulated net investment income (loss) of $(156,095) and $0, respectively)	$660,423,224	$789,818,114

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets	| 59

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment income (loss)	$1,026	$(321,869)
Net realized gain (loss) on investments and swap contracts	4,845,842	(2,351,285)
Net change in unrealized appreciation of investments and swap contracts	1,801,536	7,660,187
Increase in Net Assets Resulting From Operations	6,648,404	4,987,033

Distributions to Shareholders From
Net investment income:
Class A	—	(5,374)
Class C	—	(1,284)
Class I	—	(9,886)
Total Distributions to Shareholders	—	(16,544)

Capital Transactions (Note 6)
Proceeds from shares sold	54,368,092	38,229,299
Reinvestment of distributions	—	12,720
Cost of shares redeemed	(13,217,394)	(83,412,741)
Redemption fees	—	(124)
Increase (Decrease) in Net Assets From Capital Transactions	41,150,698	(45,170,846)

Total Increase (Decrease) in Net Assets	47,799,102	(40,200,357)

Net Assets
Beginning of period	83,247,038	123,447,395
End of period (including accumulated net investment income of $1,026 and $0, respectively)	$131,046,140	$83,247,038

The accompanying notes are an integral part of these consolidated financial statements.

60 |	LoCorr Multi-Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Multi-Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment income	$83,820	$58,799
Net realized loss on investments, securities sold short and swap contracts	(260,025)	(1,253,705)
Net change in unrealized appreciation (depreciation) of investments, securities sold short and swap contracts	(2,126,109)	2,064,469
Increase (Decrease) in Net Assets Resulting From Operations	(2,302,314)	869,563

Distributions to Shareholders From
Net investment income:
Class A	(71,701)	(362,158)
Class C	(24,920)	(57,804)
Class I	(294,029)	(487,864)
Return of capital:
Class A	—	(121,106)
Class C	—	(19,330)
Class I	—	(163,143)
Total Distributions to Shareholders	(390,650)	(1,211,405)

Capital Transactions (Note 6)
Proceeds from shares sold	4,382,651	10,685,757
Reinvestment of distributions	332,691	1,048,748
Cost of shares redeemed	(9,379,514)	(24,917,170)
Redemption fees	—	2
Decrease in Net Assets From Capital Transactions	(4,664,172)	(13,182,663)

Total Decrease in Net Assets	(7,357,136)	(13,524,505)

Net Assets
Beginning of period	25,808,725	39,333,230
End of period (including accumulated net investment loss of $437,179 and $130,349, respectively)	$18,451,589	$25,808,725

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Statements of Changes in Net Assets | 61

LoCorr Market Trend Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment loss	$(913,542)	$(6,679,324)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	(24,623,103)	12,670,567
Net change in unrealized appreciation (depreciation) of investments, forward currency contracts, futures contracts and foreign currency translation	(31,584,762)	14,067,086
Increase (Decrease) in Net Assets Resulting From Operations	(57,121,407)	20,058,329

Capital Transactions (Note 6)
Proceeds from shares sold	197,978,961	327,920,811
Cost of shares redeemed	(184,746,959)	(701,728,866)
Redemption fees	—	5,881
Increase (Decrease) in Net Assets From Capital Transactions	13,232,002	(373,802,174)

Total Decrease in Net Assets	(43,889,405)	(353,743,845)

Net Assets
Beginning of period	666,701,086	1,020,444,931
End of period (including accumulated net investment loss of $1,282,355 and $368,813, respectively)	$622,811,681	$666,701,086

The accompanying notes are an integral part of these consolidated financial statements.

62 | LoCorr Dynamic Equity Fund - Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment loss	$(663,752)	$(1,961,947)
Net realized gain on investments, securities sold short and foreign currency translation	3,145,791	5,711,548
Net change in unrealized depreciation of investments, securities sold short and foreign currency translation	(5,024,284)	(2,380,922)
Increase (Decrease) in Net Assets Resulting From Operations	(2,542,245)	1,368,679

Distributions to Shareholders from
Net realized gain:
Class A	—	(855,876)
Class C	—	(492,681)
Class I	—	(1,391,942)
Total Distributions to Shareholders	—	(2,740,499)

Capital Transactions (Note 6)
Proceeds from shares sold	4,989,150	53,756,244
Reinvestment of distributions	—	2,435,213
Cost of shares redeemed	(15,823,050)	(75,271,431)
Redemption fees	—	2,283
Decrease in Net Assets From Capital Transactions	(10,833,900)	(19,077,691)

Total Decrease in Net Assets	(13,376,145)	(20,449,511)

Net Assets
Beginning of period	63,827,246	84,276,757
End of period (including accumulated net investment income (loss) of $(652,812) and $10,940, respectively)	$50,451,101	$63,827,246

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Statements of Changes in Net Assets | 63

LoCorr Spectrum Income Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations
Net investment income	$1,314,573	$2,341,093
Net realized gain (loss) on investments	1,853,718	(2,824,448)
Net change in unrealized appreciation (depreciation) of investments	(816,225)	3,795,364
Increase in Net Assets Resulting From Operations	2,352,066	3,312,009

Distributions to Shareholders from
Net investment income:
Class A	(1,057,468)	(656,776)
Class C	(759,851)	(434,017)
Class I	(1,388,335)	(1,005,045)
Return of capital:
Class A	—	(1,857,235)
Class C	—	(1,227,315)
Class I	—	(2,842,070)
Total Distributions to Shareholders	(3,205,654)	(8,022,458)

Capital Transactions (Note 6)
Proceeds from shares sold	10,506,371	43,072,561
Reinvestment of distributions	2,335,005	5,356,317
Cost of shares redeemed	(27,317,807)	(52,992,147)
Redemption fees	24,003	17,840
Decrease in Net Assets From Capital Transactions	(14,452,428)	(4,545,429)

Total Decrease in Net Assets	(15,306,016)	(9,255,878)

Net Assets
Beginning of period	96,512,524	105,768,402
End of period (including accumulated net investment loss of $3,230,742 and $1,339,661, respectively)	$81,206,508	$96,512,524

The accompanying notes are an integral part of these financial statements.

64 | LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class A

LoCorr Macro Strategies Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months
	Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$8.64	$8.91	$8.54		$8.51		$8.28		$8.77

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.06)	(0.09)		(0.08)		(0.08)		(0.07)
Net realized and unrealized gain (loss)	(0.44)	0.31	0.64		0.36		1.36		(0.41)
Total from Investment Operations	(0.45)	0.25	0.55		0.28		1.28		(0.48)

Distributions to shareholders from:
Net investment income	—	—	—		(0.25)		(1.04)		—
Net realized gains	—	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	—	(0.52)	(0.18)		(0.25)		(1.05)		(0.01)

Redemption Fees	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.19	$8.64	$8.91		$8.54		$8.51		$8.28

Total Investment Return(c)	(5.21)%	2.77%	6.39%		3.27%		15.42%		(5.53)%

Net Assets, End of Period, in Thousands	$73,341	$93,182	$297,844		$229,427		$206,931		$195,046

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.29%	2.33%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)	2.08	%(d)
After expense reimbursement or recovery	2.24%	2.28%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)	2.08	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.20)%	(0.76)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)	(0.87	)%(d)
After expense reimbursement or recovery	(0.15)%	(0.71)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)	(0.87	)%(d)

Portfolio turnover rate(f)	56%	97%	62%		53%		57%		46%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists  of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class C | 65

LoCorr Macro Strategies Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months
	Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$8.27	$8.62	$8.32		$8.30		$8.12		$8.65

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.13)	(0.15)		(0.14)		(0.15)		(0.14)
Net realized and unrealized gain (loss)	(0.41)	0.30	0.63		0.35		1.33		(0.38)
Total from Investment Operations	(0.45)	0.17	0.48		0.21		1.18		(0.52)

Distributions to shareholders from:
Net investment income	—	—	—		(0.19)		(0.99)		—
Net realized gains	—	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	—	(0.52)	(0.18)		(0.19)		(1.00)		(0.01)

Redemption Fees	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$7.82	$8.27	$8.62		$8.32		$8.30		$8.12

Total Investment Return(c)	(5.44)%	1.93%	5.72%		2.51%		14.39%		(6.07)%

Net Assets, End of Period, in Thousands	$69,443	$90,653	$113,814		$98,729		$93,924		$73,691

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.04%	3.08%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)	2.83	%(d)
After expense reimbursement or recovery	2.99%	3.03%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)	2.83	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.95)%	(1.51)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)	(1.62	)%(d)
After expense reimbursement or recovery	(0.90)%	(1.46)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)	(1.62	)%(d)

Portfolio turnover rate(f)	56%	97%	62%		53%		57%		46%

*	All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

66 |	LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class I

LoCorr Macro Strategies Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$8.77	$9.01	$8.62		$8.57		$8.34		$8.81

Income (loss) from investment operations:
Net investment income (loss)(a)	0.00 (b)	(0.04)	(0.07)		(0.06)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	(0.44)	0.32	0.64		0.38		1.36		(0.41)
Total from Investment Operations	(0.44)	0.28	0.57		0.32		1.30		(0.46)

Distributions to shareholders from:
Net investment income	—	—	(0.00	)(b)	(0.27)		(1.06)		—
Net realized gains	—	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	—	(0.52)	(0.18)		(0.27)		(1.07)		(0.01)

Redemption Fees	—	0.00 (b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$8.33	$8.77	$9.01		$8.62		$8.57		$8.34

Total Investment Return	(5.02)%	3.07%	6.57%		3.72%		15.56%		(5.28)%

Net Assets, End of Period, in Thousands	$517,639	$605,983	$471,002		$192,309		$190,052		$102,279

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.04%	2.08%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)	1.83	%(c)
After expense reimbursement or recovery	1.99%	2.03%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)	1.83	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.05%	(0.51)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)	(0.62	)%(c)
After expense reimbursement or recovery	0.10%	(0.46)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)	(0.62	)%(c)

Portfolio turnover rate(e)	56%	97%	62%		53%		57%		46%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A	| 67

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$9.71	$9.17		$9.72		$8.54		$7.67		$8.37

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.04)		(0.10)		(0.13)		(0.14)		(0.12)
Net realized and unrealized gain (loss)	0.62	0.58		(0.18)		2.02		1.85		(0.58)
Total from Investment Operations	0.61	0.54		(0.28)		1.89		1.71		(0.70)

Distributions to shareholders from:
Net investment income	—	(0.00	)(b)	(0.27)		(0.71)		(0.84)		—
Total Distributions	—	(0.00)		(0.27)		(0.71)		(0.84)		—

Redemption Fees	—	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net Asset Value, End of Period	$10.32	$9.71		$9.17		$9.72		$8.54		$7.67

Total Investment Return(c)	6.28%	5.91%		(2.98)%		22.34%		22.07%		(8.36)%

Net Assets, End of Period, in Thousands	$30,220	$25,575		$34,860		$24,425		$43,345		$3,653

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.22%	2.28%		2.22	%(e)	2.59	%(e)	3.01	%(e)	4.18%
After expense reimbursement or recovery	2.20%	2.20%		2.20	%(e)	2.20	%(e)	2.20	%(e)	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.15)%	(0.52)%		(0.99)%		(1.79)%		(2.39)%		(3.46)%
After expense reimbursement or recovery	(0.13)%	(0.44)%		(0.97)%		(1.40)%		(1.58)%		(1.48)%

Portfolio turnover rate(f)	44%	74%		105%		164%		55%		59%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

68 |	LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$9.41	$8.95		$9.51		$8.36		$7.54		$8.29

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.11)		(0.17)		(0.19)		(0.20)		(0.17)
Net realized and unrealized gain (loss)	0.59	0.57		(0.18)		1.96		1.80		(0.58)
Total from Investment Operations	0.55	0.46		(0.35)		1.77		1.60		(0.75)

Distributions to shareholders from:
Net investment income	—	(0.00	)(b)	(0.21)		(0.62)		(0.78)		—
Total Distributions	—	(0.00)		(0.21)		(0.62)		(0.78)		—

Redemption Fees	—	0.00	(b)	0.00	(b)	—		—		—

Net Asset Value, End of Period	$9.96	$9.41		$8.95		$9.51		$8.36		$7.54

Total Investment Return(c)	5.84%	5.17%		(3.72)%		21.39%		21.01%		(9.05)%

Net Assets, End of Period, in Thousands	$5,019	$4,737		$7,383		$4,330		$2,983		$1,653

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.97%	3.03%		2.97	%(e)	3.34	%(e)	3.76	%(e)	4.93%
After expense reimbursement or recovery	2.95%	2.95%		2.95	%(e)	2.95	%(e)	2.95	%(e)	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.90)%	(1.27)%		(1.74)%		(2.54)%		(3.14)%		(4.21)%
After expense reimbursement or recovery	(0.88)%	(1.19)%		(1.72)%		(2.15)%		(2.33)%		(2.23)%

Portfolio turnover rate(f)	44%	74%		105%		164%		55%		59%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists  of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I	| 69

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of period	$9.81	$9.24		$9.79		$8.59		$7.70		$8.38

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	(0.02)		(0.07)		(0.11)		(0.12)		(0.10)
Net realized and unrealized gain (loss)	0.62	0.59		(0.18)		2.03		1.86		(0.58)
Total from Investment Operations	0.63	0.57		(0.25)		1.92		1.74		(0.68)

Distributions to shareholders from:
Net investment income	—	(0.00	)(b)	(0.30)		(0.72)		(0.85)		—
Total Distributions	—	(0.00)		(0.30)		(0.72)		(0.85)		—

Redemption Fees	—	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net Asset Value, End of Period	$10.44	$9.81		$9.24		$9.79		$8.59		$7.70

Total Investment Return	6.42%	6.19%		(2.67)%		22.61%		22.36%		(8.11)%

Net Assets, End of Period, in Thousands	$95,807	$52,935		$81,204		$31,166		$12,825		$5,502

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.97%	2.03%		1.97	%(d)	2.34	%(d)	2.76	%(d)	3.93%
After expense reimbursement or recovery	1.95%	1.95%		1.95	%(d)	1.95	%(d)	1.95	%(d)	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.10%	(0.27)%		(0.74)%		(1.54)%		(2.14)%		(3.21)%
After expense reimbursement or recovery	0.12%	(0.19)%		(0.72)%		(1.15)%		(1.33)%		(1.23)%

Portfolio turnover rate(e)	44%	74%		105%		164%		55%		59%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

70 | LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Multi-Strategy Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

				Period from April 6, 2015
	Six Months Ended			(commencement of operations)
	June 30, 2018*	Year Ended December 31,		through
	(Unaudited)	2017	2016	December 31, 2015*

Per Share
Net asset value, beginning of period	$8.28	$8.15	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.03	0.01	0.06	0.07
Net realized and unrealized gain (loss)	(0.75)	0.40	0.06 (b)	(1.58)
Total from Investment Operations	(0.72)	0.41	0.12	(1.51)

Distributions to shareholders from:
Net investment income	(0.14)	(0.21)	(0.09)	(0.09)
Return of capital	—	(0.07)	(0.19)	(0.09)
Total Distributions	(0.14)	(0.28)	(0.28)	(0.18)

Redemption Fees	—	—	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$7.42	$8.28	$8.15	$8.31

Total Investment Return(d)	(8.76)%	5.17%	1.41%	(15.14)%

Net Assets, End of Period, in Thousands	$3,302	$7,613	$17,149	$12,102

Ratio/Supplemental Data:(e)(f)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.16%	2.83%	2.84%	3.44%
After expense reimbursement or recovery	2.33%	2.31%	2.34%	2.30%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	3.12%	2.81%	2.79%	3.43%
After expense reimbursement or recovery	2.29%	2.29%	2.29%	2.29%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.17)%	(0.41)%	0.36%	(0.04)%
After expense reimbursement or recovery	0.66%	0.11%	0.86%	1.10%

Portfolio turnover rate(g)	63%	85%	95%	38%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Ratios do not include investment companies in which the Fund invests.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class C | 71

LoCorr Multi-Strategy Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

					Period from April 6, 2015
	Six Months Ended				(commencement of operations)
	June 30, 2018*		Year Ended December 31,		through
	(Unaudited)		2017	2016	December 31, 2015*

Per Share
Net asset value, beginning of period	$8.31		$8.15	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.00	)(b)	(0.05)	0.01	0.02
Net realized and unrealized gain (loss)	(0.76)		0.41	0.03 (c)	(1.58)
Total from Investment Operations	(0.76)		0.36	0.04	(1.56)

Distributions to shareholders from:
Net investment income	(0.10)		(0.15)	(0.06)	(0.06)
Return of capital	—		(0.05)	(0.14)	(0.07)
Total Distributions	(0.10)		(0.20)	(0.20)	(0.13)

Redemption Fees	—		—	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$7.45		$8.31	$8.15	$8.31

Total Investment Return(d)	(9.17)%		4.56%	0.49%	(15.62)%

Net Assets, End of Period, in Thousands	$1,659		$2,383	$3,899	$5,490

Ratio/Supplemental Data:(e)(f)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.91%		3.58%	3.59%	4.19%
After expense reimbursement or recovery	3.08%		3.06%	3.09%	3.05%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	3.87%		3.56%	3.54%	4.18%
After expense reimbursement or recovery	3.04%		3.04%	3.04%	3.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.92)%		(1.16)%	(0.39)%	(0.79)%
After expense reimbursement or recovery	(0.09)%		(0.64)%	0.11%	0.35%

Portfolio turnover rate(g)	63%		85%	95%	38%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Ratios do not include investment companies in which the Fund invests.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

72 | LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Multi-Strategy Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

				Period from April 6, 2015
	Six Months Ended			(commencement of operations)
	June 30, 2018*	Year Ended December 31,		through
	(Unaudited)	2017	2016	December 31, 2015*

Per Share
Net asset value, beginning of period	$8.27	$8.14	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.03	0.10	0.09
Net realized and unrealized gain (loss)	(0.76)	0.40	0.03 (b)	(1.58)
Total from Investment Operations	(0.72)	0.43	0.13	(1.49)

Distributions to shareholders from:
Net investment income	(0.15)	(0.22)	(0.09)	(0.10)
Return of capital	—	(0.08)	(0.21)	(0.10)
Total Distributions	(0.15)	(0.30)	(0.30)	(0.20)

Redemption Fees	—	0.00 (c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$7.40	$8.27	$8.14	$8.31

Total Investment Return	(8.75)%	5.51%	1.60%	(14.98)%

Net Assets, End of Period, in Thousands	$13,490	$15,813	$18,285	$16,562

Ratio/Supplemental Data:(d)(e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.91%	2.58%	2.59%	3.19%
After expense reimbursement or recovery	2.08%	2.06%	2.09%	2.05%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	2.87%	2.56%	2.54%	3.18%
After expense reimbursement or recovery	2.04%	2.04%	2.04%	2.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.08%	(0.16)%	0.61%	0.21%
After expense reimbursement or recovery	0.91%	0.36%	1.11%	1.35%

Portfolio turnover rate(f)	63%	85%	95%	38%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Ratios do not include investment companies in which the Fund invests.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A | 73

LoCorr Market Trend Fund - Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						July 1, 2014
						(commencement of
	Six Months Ended					operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$11.03	$10.65	$12.00		$11.44	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)	(0.10)	(0.15)		(0.19)	(0.12)
Net realized and unrealized gain (loss)	(0.88)	0.48	(1.01)		0.84 (b)	1.99
Total from Investment Operations	(0.90)	0.38	(1.16)		0.65	1.87

Distributions to shareholders from:
Net investment income	—	—	(0.19)		(0.07)	(0.25)
Net realized gains	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	(0.19)		(0.09)	(0.43)

Redemption Fees	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$10.13	$11.03	$10.65		$12.00	$11.44

Total Investment Return(d)	(8.16)%	3.57%	(9.71)%		5.68%	18.74%

Net Assets, End of Period, in Thousands	$52,056	$61,557	$133,146		$110,324	$13,337

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.99%	2.00%	2.02	%(e)	2.03%	3.64%
After expense reimbursement or recovery	1.99%	2.00%	2.02	%(e)	2.06%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.45)%	(0.97)%	(1.24)%		(1.49)%	(3.48)%
After expense reimbursement or recovery	(0.45)%	(0.97)%	(1.24)%		(1.52)%	(2.04)%

Portfolio turnover rate(f)	60%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

74 | LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C

LoCorr Market Trend Fund - Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						July 1, 2014
						(commencement of
	Six Months Ended					operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$10.83	$10.53	$11.92		$11.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.18)	(0.23)		(0.28)	(0.16)
Net realized and unrealized gain (loss)	(0.86)	0.48	(1.01)		0.84 (b)	1.99
Total from Investment Operations	(0.92)	0.30	(1.24)		0.56	1.83

Distributions to shareholders from:
Net investment income	—	—	(0.15)		(0.03)	(0.24)
Net realized gains	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	(0.15)		(0.05)	(0.42)

Redemption Fees	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$9.91	$10.83	$10.53		$11.92	$11.41

Total Investment Return(d)	(8.49)%	2.85%	(10.45)%		4.90%	18.29%

Net Assets, End of Period, in Thousands	$33,784	$43,772	$89,454		$94,707	$6,949

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.74%	2.75%	2.77	%(e)	2.78%	4.39%
After expense reimbursement or recovery	2.74%	2.75%	2.77	%(e)	2.81%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.20)%	(1.72)%	(1.99)%		(2.24)%	(4.23)%
After expense reimbursement or recovery	(1.20)%	(1.72)%	(1.99)%		(2.27)%	(2.79)%

Portfolio turnover rate(f)	60%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I | 75

LoCorr Market Trend Fund - Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						July 1, 2014
						(commencement of
	Six Months Ended					operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016		2015	December 31, 2014*

Per Share
Net asset value, beginning of period	$11.09	$10.68	$12.02		$11.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)	(0.08)	(0.12)		(0.16)	(0.10)
Net realized and unrealized gain (loss)	(0.88)	0.49	(1.02)		0.84 (b)	1.99
Total from Investment Operations	(0.89)	0.41	(1.14)		0.68	1.89

Distributions to shareholders from:
Net investment income	—	—	(0.20)		(0.09)	(0.26)
Net realized gains	—	—	—		(0.02)	(0.18)
Total Distributions	—	—	(0.20)		(0.11)	(0.44)

Redemption Fees	—	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)

Net Asset Value, End of Period	$10.20	$11.09	$10.68		$12.02	$11.45

Total Investment Return	(8.03)%	3.84%	(9.49)%		5.96%	18.88%

Net Assets, End of Period, in Thousands	$536,971	$561,372	$797,845		$695,987	$40,192

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.74%	1.75%	1.77	%(d)	1.78%	3.39%
After expense reimbursement or recovery	1.74%	1.75%	1.77	%(d)	1.81%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.20)%	(0.72)%	(0.99)%		(1.24)%	(3.23)%
After expense reimbursement or recovery	(0.20)%	(0.72)%	(0.99)%		(1.27)%	(1.79)%

Portfolio turnover rate(e)	60%	85%	83%		27%	6%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(c)	Amount represents less than $0.005 per share.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

76 | LoCorr Dynamic Equity Fund - Financial Highlights - Class A

LoCorr Dynamic Equity Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						May 10, 2013
						(commencement
	Six Months Ended					of operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016	2015	2014	Dec. 31, 2013*

Per Share
Net asset value, beginning of period	$11.82	$12.06	$9.64	$9.80	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.14)	(0.30)	(0.32)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	(0.38)	0.59	2.74	0.11	(1.42)	1.61
Total from Investment Operations	(0.52)	0.29	2.42	(0.16)	(1.64)	1.48

Distributions to shareholders from:
Net realized gains	—	(0.53)	—	—	(0.04)	—
Total Distributions	—	(0.53)	—	—	(0.04)	—

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$11.30	$11.82	$12.06	$9.64	$9.80	$11.48

Total Investment Return(c)	(4.40)%	2.38%	25.10%	(1.53)%	(14.37)%	14.80%

Net Assets, End of Period, in Thousands	$17,527	$19,962	$28,243	$12,446	$17,174	$21,256

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.45%	3.42%	3.74%	3.72%	3.55%	5.05%
After expense reimbursement or recovery	3.31%	3.35%	3.49%	3.35%	3.30%	3.26%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	3.29%	3.22%	3.40%	3.52%	3.40%	4.94%
After expense reimbursement or recovery	3.15%	3.15%	3.15%	3.15%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.49)%	(2.61)%	(3.23)%	(3.06)%	(2.41)%	(3.64)%
After expense reimbursement or recovery	(2.35)%	(2.54)%	(2.98)%	(2.69)%	(2.16)%	(1.85)%

Portfolio turnover rate(d)	198%	363%	343%	269%	256%	66%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights - Class C | 77

LoCorr Dynamic Equity Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						May 10, 2013
						(commencement
	Six Months Ended					of operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016	2015	2014	Dec. 31, 2013*

Per Share
Net asset value, beginning of period	$11.39	$11.73	$9.45	$9.67	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.17)	(0.38)	(0.38)	(0.33)	(0.29)	(0.18)
Net realized and unrealized gain (loss)	(0.37)	0.57	2.66	0.11	(1.42)	1.60
Total from Investment Operations	(0.54)	0.19	2.28	(0.22)	(1.71)	1.42

Distributions to shareholders from:
Net realized gains	—	(0.53)	—	—	(0.04)	—
Total Distributions	—	(0.53)	—	—	(0.04)	—

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—

Net Asset Value, End of Period	$10.85	$11.39	$11.73	$9.45	$9.67	$11.42

Total Investment Return(c)	(4.74)%	1.59%	24.13%	(2.28)%	(14.98)%	14.20%

Net Assets, End of Period, in Thousands	$8,262	$11,084	$11,218	$7,837	$12,158	$8,443

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.20%	4.17%	4.49%	4.47%	4.30%	5.80%
After expense reimbursement or recovery	4.06%	4.10%	4.24%	4.10%	4.05%	4.01%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	4.04%	3.97%	4.15%	4.27%	4.15%	5.69%
After expense reimbursement or recovery	3.90%	3.90%	3.90%	3.90%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.24)%	(3.36)%	(3.98)%	(3.81)%	(3.16)%	(4.39)%
After expense reimbursement or recovery	(3.10)%	(3.29)%	(3.73)%	(3.44)%	(2.91)%	(2.60)%

Portfolio turnover rate(d)	198%	363%	343%	269%	256%	66%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

78 | LoCorr Dynamic Equity Fund - Financial Highlights - Class I

LoCorr Dynamic Equity Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

						Period from
						May 10, 2013
						(commencement
	Six Months Ended					of operations)
	June 30, 2018*	Year Ended December 31,				through
	(Unaudited)	2017	2016	2015	2014	Dec. 31, 2013*

Per Share
Net asset value, beginning of period	$11.96	$12.17	$9.71	$9.84	$11.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.12)	(0.28)	(0.30)	(0.24)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	(0.38)	0.60	2.76	0.11	(1.42)	1.61
Total from Investment Operations	(0.50)	0.32	2.46	(0.13)	(1.62)	1.50

Distributions to shareholders from:
Net realized gains	—	(0.53)	—	—	(0.04)	—
Total Distributions	—	(0.53)	—	—	(0.04)	—

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Period	$11.46	$11.96	$12.17	$9.71	$9.84	$11.50

Total Investment Return(c)	(4.18)%	2.60%	25.33%	(1.22)%	(14.18)%	15.00%

Net Assets, End of Period, in Thousands	$24,662	$32,781	$44,816	$9,990	$12,304	$12,361

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.20%	3.17%	3.49%	3.47%	3.30%	4.80%
After expense reimbursement or recovery	3.06%	3.10%	3.24%	3.10%	3.05%	3.01%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	3.04%	2.97%	3.15%	3.27%	3.15%	4.69%
After expense reimbursement or recovery	2.90%	2.90%	2.90%	2.90%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.24)%	(2.36)%	(2.98)%	(2.81)%	(2.16)%	(3.39)%
After expense reimbursement or recovery	(2.10)%	(2.29)%	(2.73)%	(2.44)%	(1.91)%	(1.60)%

Portfolio turnover rate(c)	198%	363%	343%	269%	256%	66%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class A | 79

LoCorr Spectrum Income Fund - Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$7.39	$7.70	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.17	0.29	0.38		0.41
Net realized and unrealized gain (loss)	0.11	0.09	0.20	(1.00)		(0.91)
Total from Investment Operations	0.23	0.26	0.49	(0.62)		(0.50)

Distributions to shareholders from:
Net investment income	(0.29)	(0.15)	(0.37)	(0.39)		(0.36)
Return of capital	—	(0.42)	(0.20)	(0.18)		(0.17)
Total Distributions	(0.29)	(0.57)	(0.57)	(0.57)		(0.53)

Redemption Fees(b)	0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$7.33	$7.39	$7.70	$7.78		$8.97

Total Investment Return(c)	3.24%	3.50%	6.64%	(7.36)%		(5.45)%

Net Assets, End of Period, in Thousands	$26,189	$29,970	$33,032	$36,957		$37,425

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.02%	1.95%	2.02%	1.99	%(e)	2.28	%(e)
After expense reimbursement or recovery	2.02%	1.99%	2.05%	2.05	%(e)	2.05	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	3.29%	2.27%	3.81%	4.41%		3.88%
After expense reimbursement or recovery	3.29%	2.23%	3.78%	4.35%		4.11%

Portfolio turnover rate(f)	41%	84%	92%	54%		43%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

80 | LoCorr Spectrum Income Fund - Financial Highlights - Class C

LoCorr Spectrum Income Fund - Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$7.42	$7.72	$7.78	$8.96		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.11	0.23	0.32		0.33
Net realized and unrealized gain (loss)	0.11	0.09	0.21	(1.00)		(0.91)
Total from Investment Operations	0.20	0.20	0.44	(0.68)		(0.58)

Distributions to shareholders from:
Net investment income	(0.25)	(0.13)	(0.33)	(0.34)		(0.31)
Return of capital	—	(0.37)	(0.17)	(0.16)		(0.15)
Total Distributions	(0.25)	(0.50)	(0.50)	(0.50)		(0.46)

Redemption Fees	—	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)

Net Asset Value, End of Period	$7.37	$7.42	$7.72	$7.78		$8.96

Total Investment Return(c)	2.83%	2.62%	5.88%	(8.05)%		(6.19)%

Net Assets, End of Period, in Thousands	$21,809	$23,511	$25,898	$27,817		$25,210

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.77%	2.70%	2.77%	2.74	%(e)	3.03	%(e)
After expense reimbursement or recovery	2.77%	2.74%	2.80%	2.80	%(e)	2.80	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	2.54%	1.52%	3.06%	3.66%		3.13%
After expense reimbursement or recovery	2.54%	1.48%	3.03%	3.60%		3.36%

Portfolio turnover rate(f)	41%	84%	92%	54%		43%
* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class I | 81

LoCorr Spectrum Income Fund - Class I

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2018*	Year Ended December 31,
	(Unaudited)	2017	2016	2015		2014

Per Share
Net asset value, beginning of period	$7.38	$7.69	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.19	0.31	0.41		0.43
Net realized and unrealized gain (loss)	0.11	0.10	0.20	(1.00)		(0.91)
Total from Investment Operations	0.24	0.29	0.51	(0.59)		(0.48)

Distributions to shareholders from:
Net investment income	(0.30)	(0.16)	(0.39)	(0.41)		(0.38)
Return of capital	—	(0.44)	(0.21)	(0.19)		(0.17)
Total Distributions	(0.30)	(0.60)	(0.60)	(0.60)		(0.55)

Redemption Fees(b)	0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$7.32	$7.38	$7.69	$7.78		$8.97

Total Investment Return	3.43%	3.85%	6.85%	(7.10)%		(5.23)%

Net Assets, End of Period, in Thousands	$33,209	$43,032	$46,838	$28,292		$31,428

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.77%	1.70%	1.77%	1.74	%(d)	2.03	%(d)
After expense reimbursement or recovery	1.77%	1.74%	1.80%	1.80	%(d)	1.80	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	3.54%	2.52%	4.06%	4.66%		4.13%
After expense reimbursement or recovery	3.54%	2.48%	4.03%	4.60%		4.36%

Portfolio turnover rate(e)	41%	84%	92%	54%		43%

* All ratios have been annualized except total investment return and portfolio turnover.

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust
Notes

June 30, 2018 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The LoCorr Dynamic Equity Fund is a non-diversified fund. The LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Multi-Strategy Fund’s investment objective is capital appreciation.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”), LCMSF Fund Limited (“LCMSF”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS, LCMSF and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectuses and Statement of Additional Information.

At June 30, 2018, investments in LCMFS, LCLSCS, LCMSF and LCMT represented 1.79%, 18.24%, 22.18% and 3.27% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi- Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS, LCMSF and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At June 30, 2018, the only investment held by LCLSCS and LCMSF are swap contracts, for which the notional amount was $112,100,000 and $23,101,783, respectively. At June 30, 2018, LCLSCS and LCMSF reported unrealized depreciation on swap contracts of $9,302,638 and $1,502,501, respectively. In addition, LCLSCS and LCMSF hold cash and cash equivalents as collateral on the swap contracts.

At June 30, 2018, investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At June 30, 2018, LCMFS held long open futures contracts with a total notional amount of $198,600,656 and net unrealized appreciation of $1,672,208 and short open futures contracts with a total notional amount of $157,077,912 and net unrealized appreciation of $3,151,225. At June 30, 2018, LCMT held long open futures contracts with a total notional amount of $360,289,278 and net unrealized depreciation of $3,084,899 and short open futures contracts with a total notional amount of $137,606,483 and net unrealized appreciation of $4,790,411.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. None of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014
LoCorr Multi-Strategy Fund	April 6, 2015	April 6, 2015	April 6, 2015

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with FASB ASC Topic 820, Fair Value Measurement, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;

●	financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$133,426,028	$—	$133,426,028
Corporate Bonds	—	202,949,513	—	202,949,513
Mortgage Backed Securities	—	91,987,925	—	91,987,925
Municipal Bonds	—	2,961,421	—	2,961,421
U.S. Government Agency Issues	—	79,164,053	—	79,164,053
U.S. Government Notes	—	52,134,885	—	52,134,885
Short Term Investment	46,701,707	—	—	46,701,707
Total Investments	$46,701,707	$562,623,825	$—	$609,325,532

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$(1,926,398)	$—	$(1,926,398)
Short	—	2,412,486	—	2,412,486
Total Forward Currency Contracts	—	486,088	—	486,088
Futures Contracts
Long	3,325,766	—	—	3,325,766
Short	1,326,178	—	—	1,326,178
Total Futures Contracts	4,651,944	—	—	4,651,944
Total Other Financial Instruments	$4,651,944	$486,088	$—	$5,138,032

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2018.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$25,151,883	$—	$25,151,883
Corporate Bonds	—	37,051,567	—	37,051,567
Foreign Government Bond	—	11,000	—	11,000
Mortgage Backed Securities	—	13,424,021	—	13,424,021
Municipal Bonds	—	328,785	—	328,785
U.S. Government Agency Issues	—	12,153,126	—	12,153,126
U.S. Government Notes	—	13,764,504	—	13,764,504
Short Term Investment	7,795,366	—	—	7,795,366
Total Investments	$7,795,366	$101,884,886	$—	$109,680,252

Swap Contracts*
Long Total Return Swap Contracts	$—	$(9,302,638)	$—	$(9,302,638)
Total Swap Contracts	$—	$(9,302,638)	$—	$(9,302,638)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2018.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

The following table summarizes LoCorr Multi-Strategy Fund’s consolidated investments, securities sold short and swap contracts as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$1,276,312	$—	$—	$1,276,312
Closed-End Investment Companies	346,288	—	—	346,288
Common Stocks	5,774,939	—	—	5,774,939
Convertible Preferred Stock	296,047	—	—	296,047
Master Limited Partnerships	2,148,775	—	—	2,148,775
Preferred Stock	110,415	—	—	110,415
Publicly Traded Partnerships	833,413	—	—	833,413
Real Estate Investment Trusts	2,330,652	—	—	2,330,652
Royalty Trust	43,920	—	—	43,920
Short Term Investment	940,281	—	—	940,281
Total Investments	$14,101,042	$—	$—	$14,101,042

Securities Sold Short
Common Stocks	$(215,968)	$—	$—	$(215,968)
Total Securities Sold Short	$(215,968)	$—	$—	$(215,968)

Swap Contracts*
Long Total Return Swap Contracts	$—	$(1,502,501)	$—	$(1,502,501)
Total Swap Contracts	$—	$(1,502,501)	$—	$(1,502,501)

See the Fund’s consolidated schedule of investments and schedule of securities sold short for the investments detailed by industry classification.
*The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2018.

The LoCorr Multi-Strategy Fund did not hold any Level 3 assets or liabilities during the period.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$137,481,155	$—	$137,481,155
Foreign Government Bond	—	2,497,225	—	2,497,225
Mortgage Backed Securities	—	34,644,147	—	34,644,147
Municipal Bond	—	1,103,520	—	1,103,520
U.S. Government Agency Issues	—	261,975,538	—	261,975,538
U.S. Government Notes	—	74,475,797	—	74,475,797
Short Term Investment	48,976,193	—	—	48,976,193
Total Investments	$48,976,193	$512,177,382	$—	$561,153,575

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$(1,463,083)	$—	$(1,463,083)
Short	—	2,522,746	—	2,522,746
Total Forward Currency Contracts	—	1,059,663	—	1,059,663
Futures Contracts
Long	(4,344,313)	—	—	(4,344,313)
Short	474,588	—	—	474,588
Total Futures Contracts	(3,869,725)	—	—	(3,869,725)
Total Other Financial Instruments	$(3,869,725)	$1,059,663	$—	$(2,810,062)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2018.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The following table summarizes LoCorr Dynamic Equity Fund’s investments and securities sold short as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$38,213,147	$—	$—	$38,213,147
Preferred Stock	438,170	—	—	438,170
Real Estate Investment Trusts	2,105,581	—	—	2,105,581
Short Term Investment	6,240,834	—	—	6,240,834
Total Investments	$46,997,732	$—	$—	$46,997,732

Securities Sold Short
Common Stocks	$(10,275,804)	$—	$—	$(10,275,804)
Exchange Traded Funds	(1,179,218)	—	—	(1,179,218)
Real Estate Investment Trusts	(597,421)	—	—	(597,421)
Total Securities Sold Short	$(12,052,443)	$—	$—	$(12,052,443

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the period.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of June 30, 2018:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$10,248,220	$—	$—	$10,248,220
Closed-End Investment Companies	2,774,986	—	—	2,774,986
Common Stocks	17,026,676	—	—	17,026,676
Convertible Preferred Stock	2,403,879	—	—	2,403,879
Master Limited Partnerships	17,221,452	—	—	17,221,452
Preferred Stock	861,135	—	—	861,135
Publicly Traded Partnerships	6,705,965	—	—	6,705,965
Real Estate Investment Trusts	18,699,619	—	—	18,699,619
Royalty Trust	357,055	—	—	357,055
Short Term Investment	4,004,387	—	—	4,004,387
Total Investments	$80,303,374	$—	$—	$80,303,374

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

For each of the Funds, there were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common  expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker
Forward Currency and Futures Contracts
When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring  from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure  of the dispersion of returns of an investment,  where higher volatility generally indicates greater risk. At June 30, 2018,  the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents at U.S. Bank, N.A. (“U.S. Bank”) of $6,490,000  and $19,060,000,  respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2018,  the LoCorr Macro Strategies Fund and LCMFS,  collectively, had $44,813,064 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $11,797 as collateral for derivative instruments.

At June 30, 2018,  the LoCorr Market Trend Fund and LCMT, collectively, had $56,927,889 in cash and cash equivalents (including foreign currency) on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged securities with a fair value of $356,600 as collateral for derivative instruments.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking  to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Fund’s consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short
At June 30, 2018,  the LoCorr Multi-Strategy Fund and the LoCorr Dynamic Equity Fund had cash on deposit with the broker-dealer in the amount of $461,535 and $11,588,474,  respectively. In addition, at June 30, 2018,  the LoCorr Dynamic Equity Fund pledged cash of $6,000,000, as collateral for securities sold short.

Swap Contracts
LCLSCS and LCMSF have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for LCLSCS  and LCMSF are partially restricted due to deposit requirements. At June 30, 2018,  the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Multi-Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $22,313,903  and $9,559,857,  respectively, which have been presented on the consolidated statements of assets and liabilities for each Fund. In addition, at June  30, 2018, the LCLSCS and LCMSF pledged securities with a fair value of $469,840 and $103,080, respectively, as collateral for swap contracts. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

Distributions to Shareholders

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on  the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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During the six months ended June 30, 2018, the dividends for the LoCorr Multi-Strategy Fund and the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Funds’ investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods were as follows:

	Six Months Ended June 30, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Multi-Strategy Fund	$390,650	$—	$—
LoCorr Spectrum Income Fund	3,205,654	—	—

	Year Ended December 31, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Macro Strategies Fund	$33,327,921	$12,049,157	$—
LoCorr Long/Short Commodities Strategy Fund	16,544	—	—
LoCorr Multi-Strategy Fund	—	907,826	303,579
LoCorr Dynamic Equity Fund	—	2,740,499	—
LoCorr Spectrum Income Fund	2,095,838	—	5,926,620

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986,  as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2018,  the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized  tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the six months ended June 30, 2018, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS,  LCMSF and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS,  LCMSF and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS,  LCLSCS,  LCMSF, and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled  with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts  purchased  and unlimited liability on such contracts  sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic  conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

New Accounting Pronouncements and/or SEC Regulatory Updates

In March 2017,  FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20):  Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying  instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account,  as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances,  the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction,  it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance  with the investment restrictions outlined within the Funds’ respective prospectuses, each Fund may invest up to 15%  of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2018,  the Adviser deemed all of the restricted securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At June 30, 2018,  there were no illiquid or restricted securities held in the LoCorr Multi-Strategy Fund, the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment or royalty trust after their tax reporting periods are concluded,  as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities. For the six months ended June 30, 2018,  the Funds estimated that 100%  of the MLP distributions received would be treated as return of capital and this amount is shown as a reduction of investment income on the statements of operations.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or  a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased,  and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index”  within each total return swap contract) between counterparties. The “notional amount”  of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies  is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding  asset or liability for “advance  receipt on swap contracts”  or “advance  payment on swap contracts,”  respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3.  Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including  the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed  in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals.  The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock  index.  The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

At June 30, 2018,  the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - June 30, 2018
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$4,429,370	$—	$4,429,370	$—	$—	$4,429,370
Futures contracts	4,841,424	—	4,841,424	—	—	4,841,424
Total	$9,270,794	$—	$9,270,794	$—	$—	$9,270,794

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$3,943,282	$—	$3,943,282	$—	$(3,943,282)	$—
Futures contracts	4,659,459	—	4,659,459	—	(4,659,459)	—
Total	$8,602,741	$—	$8,602,741	$—	$(8,602,741)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2018
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$10,418,732	$—	$10,418,732	$—	$—	$10,418,732
Total	$10,418,732	$—	$10,418,732	$—	$—	$10,418,732

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts	$9,302,638	$—	$9,302,638	$—	$(9,302,638)	$—
Total	$9,302,638	$—	$9,302,638	$—	$(9,302,638)	$—

*Represents advance receipt on swap contracts.

LoCorr Multi-Strategy Fund - June 30, 2018
Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts*	$5,570,463	$—	$5,570,463	$—	$(5,570,463)	$—
Total	$5,570,463	$—	$5,570,463	$—	$(5,570,463)	$—

*Includes advance payment on swap contracts.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Market Trend Fund - June 30, 2018
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$4,981,788	$—	$4,981,788	$—	$—	$4,981,788
Futures contracts	8,081,683	—	8,081,683	—	—	8,081,683
Total	$13,063,471	$—	$13,063,471	$—	$—	$13,063,471

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$3,922,125	$—	$3,922,125	$—	$(3,922,125)	$—
Futures contracts	10,754,298	—	10,754,298	—	(10,754,298)	—
Total	$14,676,423	$—	$14,676,423	$—	$(14,676,423)	$—

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities  Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund as of June 30, 2018 as presented on the Fund’s consolidated statement of assets and liabilities:
			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$454,265	$2,380,663	$(1,926,398)
Short	3,975,105	1,562,619	2,412,486
Total Forward Currency Contracts	4,429,370	3,943,282	486,088

Futures Contracts(b)
Long Contracts
Commodity	7,666,233	5,994,025	1,672,208
Equity	284,236	2,984,511	(2,700,275)
Foreign exchange	92,723	—	92,723
Interest rate	4,332,523	71,413	4,261,110
Total Long Contracts	12,375,715	9,049,949	3,325,766

Short Contracts
Commodity	3,184,662	33,437	3,151,225
Equity	704,765	262,031	442,734
Foreign exchange	46,271	171,117	(124,846)
Interest rate	29,017	2,171,952	(2,142,935)
Total Short Contracts	3,964,715	2,638,537	1,326,178
Total Futures Contracts	16,340,430	11,688,486	4,651,944
Total Forward Currency Contracts and Futures Contracts	$20,769,800	$15,631,768	$5,138,032

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Positions
LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$—	$9,302,638	$(9,302,638)

LoCorr Multi-Strategy Fund
Long Total Return Swap Contracts
LoCorr Multi-Strategy Index	$—	$1,502,501	$(1,502,501)

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$679,963	$2,143,046	$(1,463,083)
Short	4,301,825	1,779,079	2,522,746
Total Forward Currency Contracts	4,981,788	3,922,125	1,059,663

Futures Contracts(b)
Long Contracts
Commodity	11,405,544	14,490,443	(3,084,899)
Equity	80,959	6,069,545	(5,988,586)
Foreign exchange	251,623	—	251,623
Interest rate	4,477,549	—	4,477,549
Total Long Contracts	16,215,675	20,559,988	(4,344,313)

Short Contracts
Commodity	4,818,099	27,688	4,790,411
Equity	1,753,223	4,185	1,749,038
Interest rate	81,947	6,146,808	(6,064,861)
Total Short Contracts	6,653,269	6,178,681	474,588
Total Futures Contracts	22,868,944	26,738,669	(3,869,725)
Total Forward Currency Contracts and Futures Contracts	$27,850,732	$30,660,794	$(2,810,062)

(a)
Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2018 for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated statement of operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(19,094,575)	$5,223,618
Futures Contracts
Commodity	8,394,639	(7,495,385)
Equity	(23,368,825)	(2,824,829)
Foreign exchange	1,824,996	(171,724)
Interest rate	(720,821)	2,549,556
Total Futures Contracts	(13,870,011)	(7,942,382)
Total Forward Currency Contracts and Futures Contracts	$(32,964,586)	$(2,718,764)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$5,095,408	$2,217,081

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
LoCorr Multi-Strategy Fund
Swap Contracts	$(728,325)	$(1,042,235)

LoCorr Market Trend Fund
Forward Currency Contracts	$(32,941,262)	$2,045,718
Futures Contracts
Commodity	11,855,320	(22,802,749)
Equity	(2,758,826)	(4,846,735)
Foreign exchange	(327,756)	(104,746)
Interest rate	1,995,995	(5,428,220)
Total Futures Contracts	10,764,733	(33,182,450)
Total Forward Currency Contracts and Futures Contracts	$(22,176,529)	$(31,136,732)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2018 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$709,322,313	$733,254,288
Futures Contracts	1,951,529,421	1,399,813,372

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$88,957,143	$—

LoCorr Multi-Strategy Fund
Swap Contracts	$25,387,497	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$1,001,817,994	$866,726,123
Futures Contracts	2,316,609,936	2,755,160,950

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectuses for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the six months ended June 30, 2018 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$154,989,378	$136,111,998	$195,399,847	$315,497,785
LoCorr Long/Short Commodities Strategy Fund	21,596,366	11,651,816	54,956,090	21,074,488
LoCorr Multi-Strategy Fund	—	—	9,592,260	11,136,803
LoCorr Market Trend Fund	111,731,523	54,367,627	199,975,417	259,455,005
LoCorr Dynamic Equity Fund	—	—	80,322,092	84,318,361
LoCorr Spectrum Income Fund	—	—	31,976,633	45,335,391

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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5. Management Fees and Other Transactions with Affiliates

Management Agreement
The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Amendment to the Management Agreement, the Adviser is entitled to receive a fee as follows:

Annual Advisory Fee as a Percentage
Fund	of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.75%
LoCorr Multi-Strategy Fund	1.75%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	2.45%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities  Strategy Fund’s average daily net assets..

Net Assets for the LoCorr Long/Short	Incremental*
Commodities Strategy Fund	Advisory Fee
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

*Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

As of and for the six months ended June 30, 2018,  the Funds reported the following in regards to management fees:

	Management Fees	Accured Management Fees
Fund	For the Six Months Ended June 30, 2018	as of June 30, 2018
LoCorr Macro Strategies Fund	$6,342,594	$952,770
LoCorr Long/Short Commodities Strategy Fund	768,555	158,946
LoCorr Multi-Strategy Fund	190,967	11,833
LoCorr Market Trend Fund	4,914,292	766,747
LoCorr Dynamic Equity Fund	690,613	97,120
LoCorr Spectrum Income Fund	535,904	87,065

Sub-Advisory Agreements
Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they

LoCorr Macro Strategies Fund: Graham Capital Management, L.P. Millburn Ridgefield Corporation Nuveen Asset Management, LLC Revolution Capital Management LLC	LoCorr Market Trend Fund: Graham Capital Management, L.P. Nuveen Asset Management, LLC

LoCorr Long/Short Commodities Strategy Fund: Nuveen Asset Management, LLC	LoCorr Dynamic Equity Fund: Billings Capital Management LLC Kettle Hill Capital Management, LLC

LoCorr Multi-Strategy Fund: Billings Capital Management LLC Trust & Fiduciary Income Partners, LLC	LoCorr Spectrum Income Fund: Trust & Fiduciary Income Partners, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

100 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Expense Limitation Agreement
The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

	Expense Limit as a Percentage of the
Fund	Average Daily Net Assets of the Fund	Effective Period Through

LoCorr Macro Strategies Fund	1.99%	April 30, 2019
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2019
LoCorr Multi-Strategy Fund	2.04%	April 30, 2019
LoCorr Market Trend Fund	1.95%	April 30, 2019
LoCorr Dynamic Equity Fund	2.90%	April 30, 2019
LoCorr Spectrum Income Fund	1.80%	April 30, 2019

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Macro Strategies Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser	Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		Six Months Ended June 30, 2018
Six Months Ended June 30, 2018	$(162,206)	$—	$(162,206)	2021
Year Ended December 31, 2017	(485,398)	—	(485,398)	2020
Total	$(647,604)	$—	$(647,604)

LoCorr Long/Short Commodities Strategy Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser	Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		Six Months Ended June 30, 2018
Six Months Ended June 30, 2018	$(9,796)	$—	$(9,796)	2021
Year Ended December 31, 2017	(81,840)	—	(81,840)	2020
Year Ended December 31, 2016	(21,779)	—	(21,779)	2019
Year Ended December 31, 2015	(154,527)	—	(154,527)	2018
Total	$(267,942)	$—	$(267,942)

LoCorr Multi-Strategy Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser	Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		Six Months Ended June 30, 2018
Six Months Ended June 30, 2018	$(90,248)	$—	$(90,248)	2021
Year Ended December 31, 2017	(180,598)	—	(180,598)	2020
Year Ended December 31, 2016	(181,466)	—	(181,466)	2019
Period Ended December 31, 2015*	(195,479)	—	(195,479)	2018
Total	$(647,791)	$—	$(647,791)

*Period from April 6, 2015 (commencement of operations) through December 31, 2015.

LoCorr Dynamic Equity Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser	Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		Six Months Ended June 30, 2018
Six Months Ended June 30, 2018	$(39,064)	$—	$(39,064)	2021
Year Ended December 31, 2017	(58,609)	—	(58,609)	2020
Year Ended December 31, 2016	(102,813)	—	(102,813)	2019
Year Ended December 31, 2015	(132,040)	—	(132,040)	2018
Total	$(332,556)	$—	$(332,556)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 101

At June 30, 2018, there were no fees subject to recovery for the LoCorr Market Trend Fund or the LoCorr Spectrum Income Fund.

Rule 12b-1 Distribution Agreement
The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

6. Fund Shares

At June 30, 2018, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	2,191,624	$18,645,082	5,661,607	$50,641,256
Reinvestment of Distributions	—	—	593,753	5,130,033
Shares Redeemed	(4,027,465)	(33,281,416)	(28,880,996)	(261,068,594)
Redemption Fees	—	—	—	382
	(1,835,841)	$(14,636,334)	(22,625,636)	$(205,296,923)
Beginning Shares	10,786,582		33,412,218
Ending Shares	8,950,741		10,786,582

LoCorr Macro Strategies Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	534,971	$4,354,695	2,350,906	$20,222,139
Reinvestment of Distributions	—	—	639,470	5,294,811
Shares Redeemed	(2,609,601)	(20,673,803)	(5,243,828)	(44,937,545)
Redemption Fees	—	—	—	680
	(2,074,630)	$(16,319,108)	(2,253,452)	$(19,419,915)
Beginning Shares	10,957,482		13,210,934
Ending Shares	8,882,852		10,957,482

LoCorr Macro Strategies Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	17,540,954	$150,196,559	79,170,065	$718,715,172
Reinvestment of Distributions	—	—	3,449,418	30,251,389
Shares Redeemed	(24,484,112)	(206,825,010)	(65,784,898)	(591,399,536)
Redemption Fees	—	—	—	10,665
	(6,943,158)	$(56,628,451)	16,834,585	$157,577,690
Beginning Shares	69,090,006		52,255,421
Ending Shares	62,146,848		69,090,006
LoCorr Macro Strategies Fund
Total Net Decrease		$(87,583,893)		$(67,139,148)

102 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to
Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	878,167	$8,723,350	800,753	$7,404,023
Reinvestment of Distributions	—	—	473	4,544
Shares Redeemed	(584,080)	(5,899,041)	(1,967,602)	(18,198,293)
Redemption Fees	—	—	—	74
	294,087	$2,824,309	(1,166,376)	$(10,789,652)
Beginning Shares	2,634,368		3,800,744
Ending Shares	2,928,455		2,634,368

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	85,500	$832,283	193,488	$1,708,397
Reinvestment of Distributions	—	—	127	1,180
Shares Redeemed	(85,327)	(812,112)	(514,536)	(4,603,847)
Redemption Fees	—	—	—	34
	173	$20,171	(320,921)	$(2,894,236)
Beginning Shares	503,532		824,453
Ending Shares	503,705		503,532

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	4,422,574	$44,812,459	3,126,277	$29,116,879
Reinvestment of Distributions	—	—	720	6,996
Shares Redeemed	(643,148)	(6,506,241)	(6,520,100)	(60,610,601)
Redemption Fees	—	—	—	(232)
	3,779,426	$38,306,218	(3,393,103)	$(31,486,958)
Beginning Shares	5,396,471		8,789,574
Ending Shares	9,175,897		5,396,471
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$41,150,698		$(45,170,846)

LoCorr Multi-Strategy Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	18,779	$152,998	631,552	$5,081,081
Reinvestment of Distributions	8,641	66,215	50,022	398,302
Shares Redeemed	(501,088)	(4,206,171)	(1,867,882)	(14,420,557)
Redemption Fees	—	—	—	—
	(473,668)	$(3,986,958)	(1,186,308)	$(8,941,174)
Beginning Shares	918,857		2,105,165
Ending Shares	445,189		918,857

LoCorr Multi-Strategy Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	5,046	$43,213	58,830	$472,601
Reinvestment of Distributions	3,096	23,871	9,315	74,134
Shares Redeemed	(72,187)	(552,390)	(259,553)	(2,086,741)
Redemption Fees	—	—	—	—
	(64,045)	$(485,306)	(191,408)	$(1,540,006)
Beginning Shares	286,782		478,190
Ending Shares	222,737		286,782

LoCorr Multi-Strategy Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	499,442	$4,186,440	642,183	$5,132,075
Reinvestment of Distributions	31,560	242,605	72,744	576,312
Shares Redeemed	(619,693)	(4,620,953)	(1,050,694)	(8,409,872)
Redemption Fees	—	—	—	2
	(88,691)	$(191,908)	(335,767)	$(2,701,483)
Beginning Shares	1,911,897		2,247,664
Ending Shares	1,823,206		1,911,897
LoCorr Multi-Strategy Fund
Total Net Decrease		$(4,664,172)		$(13,182,663)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to
Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 103

LoCorr Market Trend Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	1,265,529	$13,579,773	2,737,484	$28,708,153
Shares Redeemed	(1,706,662)	(18,248,793)	(9,662,150)	(101,779,824)
Redemption Fees	—	—	—	784
	(441,133)	$(4,669,020)	(6,924,666)	$(73,070,887)
Beginning Shares	5,580,446		12,505,112
Ending Shares	5,139,313		5,580,446

LoCorr Market Trend Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	215,505	$2,302,537	484,308	$5,025,256
Shares Redeemed	(847,075)	(8,855,846)	(4,936,089)	(51,374,646)
Redemption Fees	—	—	—	6
	(631,570)	$(6,553,309)	(4,451,781)	$(46,349,384)
Beginning Shares	4,041,664		8,493,445
Ending Shares	3,410,094		4,041,664

LoCorr Market Trend Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	16,765,826	$182,096,651	27,701,096	$294,187,402
Shares Redeemed	(14,716,256)	(157,642,320)	(51,803,362)	(548,574,396)
Redemption Fees	—	—	—	5,091
	2,049,570	$24,454,331	(24,102,266)	$(254,381,903)
Beginning Shares	50,614,887		74,717,153
Ending Shares	52,664,457		50,614,887
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$13,232,002		$(373,802,174)

LoCorr Dynamic Equity Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	124,301	$1,447,908	1,410,774	$16,809,092
Reinvestment of Distributions	—	—	65,357	772,526
Shares Redeemed	(263,325)	(3,053,561)	(2,128,740)	(25,425,721)
Redemption Fees	—	—	—	1,548
	(139,024)	$(1,605,653)	(652,609)	$(7,842,555)
Beginning Shares	1,689,399		2,342,008
Ending Shares	1,550,375		1,689,399

LoCorr Dynamic Equity Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	5,782	$64,796	377,313	$4,365,067
Reinvestment of Distributions	—	—	38,402	437,395
Shares Redeemed	(217,943)	(2,434,003)	(398,936)	(4,611,126)
Redemption Fees	—	—	—	121
	(212,161)	$(2,369,207)	16,779	$191,457
Beginning Shares	973,448		956,669
Ending Shares	761,287		973,448

LoCorr Dynamic Equity Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	293,458	$3,476,446	2,700,182	$32,582,085
Reinvestment of Distributions	—	—	102,449	1,225,292
Shares Redeemed	(881,578)	(10,335,486)	(3,744,615)	(45,234,584)
Redemption Fees	—	—	—	614
	(588,120)	$(6,859,040)	(941,984)	$(11,426,593)
Beginning Shares	2,740,163		3,682,147
Ending Shares	2,152,043		2,740,163
LoCorr Dynamic Equity Fund
Total Net Decrease		$(10,833,900)		$(19,077,691)

104 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	426,420	$3,124,186	1,852,628	$14,027,817
Reinvestment of Distributions	100,497	718,768	212,605	1,613,841
Shares Redeemed	(1,009,875)	(7,349,713)	(2,298,854)	(17,279,850)
Redemption Fees	—	1	—	2,071
	(482,958)	$(3,506,758)	(233,621)	$(1,636,121)
Beginning Shares	4,057,798		4,291,419
Ending Shares	3,574,840		4,057,798

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	260,641	$1,914,358	863,495	$6,604,509
Reinvestment of Distributions	77,636	558,206	176,185	1,343,087
Shares Redeemed	(548,537)	(3,969,055)	(1,228,452)	(9,312,807)
Redemption Fees	—	—	—	263
	(210,260)	$(1,496,491)	(188,772)	$(1,364,948)
Beginning Shares	3,167,860		3,356,632
Ending Shares	2,957,600		3,167,860

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	752,417	$5,467,827	2,937,706	$22,440,235
Reinvestment of Distributions	147,999	1,058,031	316,484	2,399,389
Shares Redeemed	(2,196,143)	(15,999,039)	(3,509,290)	(26,399,490)
Redemption Fees	—	24,002	—	15,506
	(1,295,727)	$(9,449,179)	(255,100)	$(1,544,360)
Beginning Shares	5,833,407		6,088,507
Ending Shares	4,537,680		5,833,407
LoCorr Spectrum Income Fund
Total Net Decrease		$(14,452,428)		$(4,545,429)

7. Federal Tax Information

At December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows: (1)

	LoCorr Macro Strategies Fund (2)	LoCorr Long/Short Commodities Strategy Fund (2)	LoCorr Multi Strategy Fund (2)
Tax cost of portfolio	$733,682,592	$80,324,300	$23,074,324

Gross unrealized appreciation	44,959,764	3,248,769	4,306,084
Gross unrealized depreciation	(34,962,271)	(15,080,734)	(3,152,897)
Net unrealized appreciation (depreciation)	9,997,493	(11,831,965)	1,153,187
Undistributed ordinary income	9,140,163	—	—
Undistributed long-term capital gains	—	—	—
Total distributable earnings	$9,140,163	$—	$—
Other accumulated losses	$(63,414)	$(1,844,369)	$(81,453)
Total accumulated earnings (losses)	$19,074,242	$(13,676,334)	$1,071,734

	LoCorr Market Trend Fund (2)	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$592,369,448	$52,940,986	$89,554,915

Gross unrealized appreciation	34,757,449	6,407,956	11,766,084
Gross unrealized depreciation	(12,032,746)	(1,636,517)	(5,069,942)
Net unrealized appreciation (depreciation)	22,724,703	4,771,439	6,696,142
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	616,187	—
Total distributable earnings	$—	$616,187	$—
Other accumulated earnings (losses)	$(368,813)	$(43,046)	$(27,812,323)
Total accumulated earnings (losses)	$22,355,890	$5,344,580	$(21,116,181)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 105

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, investments in partnerships and other temporary differences.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the fiscal year ended December 31, 2017:

	Post October Loss Deferral	Late Year Loss Deferral
LoCorr Multi-Strategy Fund	$—	$18,898
LoCorr Market Trend Fund	—	351,362
LoCorr Spectrum Income Fund	—	646,051

At December 31, 2017, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Long/Short Commodities Strategy Fund	$1,002,327	$842,042	Indefinitely
LoCorr Spectrum Income Fund	9,842,019	17,323,728	Indefinitely

During the year ended December 31, 2017, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund utilized unlimited capital loss carryovers of $627,530 and $30,076,886, respectively. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2017.

8. Line of Credit
The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 11, 2019. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the total unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank charges an interest rate per annum equal to the Prime Rate (5.00% as of June 30, 2018).

Line of Credit activity for the period was as follows:

	For the Six Months Ended June 30, 2018
	Interest Charges	Average Daily	Weighted Average	Maximum Amount Borrowed
	Incurred	Loan Balance	%	$	Date
LoCorr Multi-Strategy Fund	$539	$22,569	4.75%	$817,000	March 29, 2018 - April 2, 2018

The LoCorr Multi-Strategy Fund was the only Fund that utilized the Line of Credit during the six months ended June 30, 2018.
At June 30, 2018, the Funds did not have any outstanding borrowings.

106 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

9. Subsequent Events
In preparing the financial statements, the Adviser has evaluated events after June 30, 2018.

Liquidation of the LoCorr Multi-Strategy Fund
The Board of Trustees approved the Plan of Liquidation of the LoCorr Multi-Strategy Fund stipulating that the Fund will liquidate after the close of business on August 24, 2018.

Declaration of Dividends
The LoCorr Multi-Strategy Fund declared the following distributions:

Dividend Declaration	Shareholder of	Distribution	Distribution Amount per Share Class
Date (a)	Record Date	Type	Class A	Class C	Class I
July 27, 2018	July 26, 2018	Long Term Capital Gains	$0.10289	$0.10289	$0.10289

(a)	Ex-date, reinvest date and payable date.

The LoCorr Spectrum Income Fund declared the following distributions:

Dividend Declaration	Shareholder of	Distribution	Distribution Amount per Share Class
Date (a)	Record Date	Type	Class A	Class C	Class I
July 31, 2018	July 30, 2018	Net investment income*	$0.04790	$0.04170	$0.05000

(a)	Ex-date, reinvest date and payable date.

*	The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2018 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

LoCorr Investment Trust - Expense Example (Unaudited)	| 107

Expense Example
June 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 through June 30, 2018).

Actual Expenses
The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes
The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

108 |	LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns
Actual vs. Hypothetical returns for the Six Months Ended June 30, 2018 (Unaudited)

				Actual		Hypothetical (5% gross annual return)
	Class	Fund’s Annualized Expense Ratio 1, 2	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period 1, 2, 3	Ending Account Value June 30, 2018	Expenses Paid During Period 1, 2, 3

LoCorr Macro Strategies Fund
	A	2.24%	$1,000.00	$947.90	$10.82	$1,013.69	$11.18
	C	2.99%	$1,000.00	$945.60	$14.42	$1,009.97	$14.90
	I	1.99%	$1,000.00	$949.80	$9.62	$1,014.93	$9.94

LoCorr Long/Short Commodities Strategy Fund
	A	2.20%	$1,000.00	$1,062.80	$11.25	$1,013.88	$10.99
	C	2.95%	$1,000.00	$1,058.40	$15.06	$1,010.17	$14.70
	I	1.95%	$1,000.00	$1,064.20	$9.98	$1,015.12	$9.74

LoCorr Multi-Strategy Fund
	A	2.33%	$1,000.00	$912.40	$11.05	$1,013.24	$11.63
	C	3.08%	$1,000.00	$908.30	$14.57	$1,009.52	$15.35
	I	2.08%	$1,000.00	$912.50	$9.86	$1,014.48	$10.39

LoCorr Market Trend Fund
	A	1.99%	$1,000.00	$918.40	$9.47	$1,014.93	$9.94
	C	2.74%	$1,000.00	$915.10	$13.01	$1,011.21	$13.66
	I	1.74%	$1,000.00	$919.70	$8.28	$1,016.17	$8.70

LoCorr Dynamic Equity Fund
	A	3.31%	$1,000.00	$956.00	$16.05	$1,008.38	$16.48
	C	4.06%	$1,000.00	$952.60	$19.66	$1,004.66	$20.18
	I	3.06%	$1,000.00	$958.20	$14.86	$1,009.62	$15.25

LoCorr Spectrum Income Fund
	A	2.02%	$1,000.00	$1,032.40	$10.18	$1,014.78	$10.09
	C	2.77%	$1,000.00	$1,028.30	$13.93	$1,011.06	$13.81
	I	1.77%	$1,000.00	$1,034.30	$8.93	$1,016.02	$8.85

1
Includes dividend and/or interest expense of 0.00%, 0.00%, 0.04%, 0.00%, 0.16% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2
Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund.

3
Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Approval of Advisory Agreements (Unaudited)	| 109

LoCorr Investment Trust
June 30, 2018 (Unaudited)

Review of Management and Sub-Advisory Agreements

Approval of Advisory Agreement
The Board considered the nature, extent and quality of services to be provided by LoCorr Fund Management, LLC (the “Advisor”) to the LoCorr Macro Strategies Fund (the “Macro Fund”), the LoCorr Long/Short Commodities Strategy Fund (the “LLSCS  Fund”), the LoCorr Dynamic Equity Fund (the “LDE Fund”), the LoCorr Spectrum Income Fund (the “LSI Fund”) and the LoCorr Multi-Strategy Fund (the “LMS Fund”) and reviewed the 15(c) responses for each, which included a review of the key personnel of the Adviser. The Trustees noted that the Adviser has furnished and will continue to furnish a continuous investment program for the Funds consistent with each Fund’s investment objective, policies and regulatory restrictions. Counsel noted that the Adviser oversees and evaluates sub-advisers and that the Adviser also provides overall portfolio and risk management consistent each Fund’s investment strategy. The Trustees also discussed with management the Adviser’s compliance program. A representative from the Adviser discussed the Adviser’s financial statements with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and discussions with the Adviser, its financial position was strong and stable and that the Adviser has sufficient resources to perform its obligations to the Funds.

The Trust’s CCO and a representative of the Adviser reviewed the compliance policies and noted that the Adviser reported no material compliance issues. Counsel noted for the Board that the Adviser had adopted a code of ethics as required under Rule 17j-1 of the 1940  Act. Counsel  further noted that the Adviser had only made minor changes to its compliance policies in the last year. After a discussion, the Board concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the renewed management agreements for the Funds.

Counsel noted for the Trustees that there had been a recent examinations of the Adviser by the National Futures Association (“NFA”) as well as a recent FINRA examination of the Adviser’s affiliated broker-dealer. A representative of the Adviser discussed  the recent examinations and stated that neither examination resulted in any material findings. Counsel  noted for the Trustees that the Adviser continued to carry Errors & Omissions and Directors and Officers (“E&O/D&O”)  insurance coverage at an appropriate level of coverage. A representative of the Adviser stated that the Adviser would continue to evaluate the level of insurance coverage with its insurance broker. After a discussion, the Board concluded that the Adviser is well resourced with experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services to the Funds.

The Board reviewed and discussed the performance of the Macro Fund, noting that the one-year, five-year and since inception returns of the Fund. Management noted that the one-year performance was higher than the benchmark index and peer group average but lower than the Morningstar category. Counsel did indicate that the Fund’s five-year performance was better than the benchmark, peer group and Morningstar category. A discussion ensued regarding performance of the Fund’s managed futures sub-advisers. A representative of the Adviser discussed the allocations to the various sub-advisers.  After a discussion, the Board concluded that the LSI Fund’s performance was satisfactory.

Counsel then directed the Board’s attention to the investment performance of the LLSCS Fund, noting its annualized returns for the one, three, five year and since inception periods. The Trustees compared the Fund’s one-year return of the LLSCS Fund to its peer group, benchmark index and Morningstar Category Average returns. The Board noted that the Fund had outperformed each of the peer group, benchmark and Morningstar category for all periods, often by a material amount. After a discussion, the Trustees concluded that they were very satisfied with the Fund’s performance.

The Trustees then reviewed and discussed the performance of the LDE Fund, noting that the one-year performance of the LDE Fund has lagged the peer group, benchmark index and Morningstar category. A representative of the Adviser did highlight that the Fund had outperformed the peer group and Morningstar category for the 3 year and since inception periods. Management discussed the Fund’s unique structure and its use of sub-advisers, which differentiated the Fund from much of its peers. After a discussion, the Board concluded that the Fund’s performance was not unreasonable.

Counsel then directed the Trustees to the performance of the LSI Fund. The Board reviewed and discussed the performance of the LSI Fund, noting that the one-year, three-year and since inception returns underperformed the benchmark, peer group and Morningstar Category average for the various periods. A representative of the Adviser’s discussed the Adviser’s overall satisfaction with the Fund’s strategy and the Fund’s sub- adviser, despite the Fund’s overall performance. After a discussion, the Board concluded that the LSI Fund’s performance was not unreasonable but that the Board would continue to monitor the Fund’s performance.

The Board then reviewed the performance of the LMS Fund. Counsel noted for the Board the Fund’s one-year return was better than the peer groups’, the Morningstar category returns and the Barclays Aggregate Bond Index while lagging those comparisons for the since inception period. A representative of the Adviser discussed the Fund’s recent positive performance, noting the relative performances of the Fund’s various strategies. The Board noted their satisfaction in the recent performance of the Fund and concluded that the Fund’s performance was reasonable.

The Board then reviewed and discussed the costs of services provided and profits to be realized by the Adviser with respect to the Funds.

110 |	Approval of Advisory Agreements (Unaudited) (continued)

The Trustees noted that the management fee for the Macro Fund was above the average of its peer group and Morningstar Category. However, Counsel discussed with the Trustees that the management fee was well within range of management fees for the Fund’s peer group and Morningstar Category Average. The Adviser reminded the Board that it pays the Fund’s sub-advisers directly. After a discussion, the Board agreed that the Macro Fund’s management fee was reasonable.

The Trustees then discussed the management fee for the LLSCS Fund, noting that it was above the average of the Fund’s peer group and Morningstar Category, but was well below the high end range of management fees reported for the Fund’s Morningstar Category and was within the range of advisory fees for the peer group. A representative of the Adviser again reminded the Board that it is difficult to find a large number of peers for the Fund. After a discussion, the Board concluded that the management fee of the Fund was reasonable.

Counsel  directed the Board to review the management fee for the LDE Fund, noting for the Board that it was above the average of its peer group and Morningstar Category, which was above the high end range of management fees for the LDE Fund’s peer group and Morningstar Category. A representative of the Adviser reminded the Trustees that many funds in the Morningstar Category were single manager funds while the Adviser engages and pays multiple sub-advisers. The representative further discussed the uniqueness of pairing the sub-advisers’ strategies into one fund and the evaluation associated with the Adviser’s oversight of the sub-advisers. After a discussion, the Board considered the unique structure of the Fund and agreed that the LDE Fund’s management fee was not unreasonable.

The Trustees noted that the LSI Fund’s management fee was above the averages for the Fund’s peer group and Morningstar Category but within the range of the Morningstar Category. A representative of the Adviser indicated that it was difficult, given the Fund’s strategy, to identify a sizeable peer group for the LSI Fund. The Adviser’s representative reviewed the Fund’s unique strategy and the Adviser’s belief that the Fund was not a good fit for its current Morningstar category. Counsel  noted for the Trustees that the LSI Fund’s expense ratio was above the average expense ratio for the Morningstar Category but below the high range of the Morningstar Category. After a discussion, the Board agreed that the management fee of the LSI Fund was not excessive.

Counsel then turned the Board’s attention to the discussion of the management fee for the LMS Fund. The Trustees noted that the Fund’s management fee was above the averages for the peer group and Morningstar Category but noted that the management fee was within the ranges for both. A representative of the Adviser noted for the Trustees the unique structure of the Fund and that the Fund was a multi- manager fund while many in the peer group were single manager funds. After a discussion, the Trustees decided that the management fee was reasonable.

The Board considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the Macro Fund, LLSCS Fund, LDE Fund, LSI Fund and LMS Fund.

The Board reviewed the profit analysis of the Adviser with respect to the Macro Fund and considered that the Adviser’s profits from the advisory agreement, net of sub-advisory fees and overhead. The Board also considered and agreed that the Adviser’s total net profits related to the Macro Fund was reasonable.

The Board then reviewed the profitability of the Adviser with respect to the LLSCS  Fund. Counsel  noted that the Adviser’s net profits with respect to the LLSCS Fund which the Board agreed was reasonable.

The Board then reviewed the profitability of the Adviser with respect to the LDE Fund. Counsel  pointed out to the Board that the Adviser had a small total net profit margin. The Board concluded that the Adviser’s profits with respect to the LDE Fund were not excessive.

Next, Counsel  directed the Board’s attention to the profitability of the Adviser with respect to the LSI Fund. The Board noted that the Adviser showed a net profit and agreed that the Adviser’s total net profits was reasonable.

The Board then considered the Adviser’s profitability with respect to the LMS Fund. Counsel  noted that the Adviser had made a modest net profit with respect to the Fund in the past year. The Board agreed that this profit was reasonable.

The Board considered the economies of scale to be realized by the shareholders of the Macro Fund, LDE Fund, LSI Fund and LMS Fund, noting that, with the exception of the LLSCS Fund,, the management fees reflect an incremental fee schedule which includes break points.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of Macro Fund, LDE Fund, LLSCS Fund, LSI Fund and LMS Fund.

Approval of Sub-Advisory Agreements
Nuveen Asset Management, LLC (“Nuveen”), Sub-Adviser (Macro Fund, LLSCS Fund and LMT Fund)
The Board then reviewed the nature, extent and quality of services provided by Nuveen for the fixed income strategies in the Macro Fund, the LLSCS Fund and the LMT Fund. The Board discussed Nuveen’s key individuals, noted many years of experience and a depth of investment capabilities. The Trustees further noted that Nuveen provides credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the Macro, LLSCS and LMT Fund’s portfolios. A representative of the Adviser noted that there had not been any changes with respect to the Nuveen personnel providing services to the Funds. The representative further discussed that the Adviser continued to very satisfied with the services and performance of Nuveen for all of the Funds.

Approval of Advisory Agreements (Unaudited) (continued)	| 111

Counsel noted for the Board the updates to Nuveen’s compliance manual that had been included in the materials. Counsel stated that these compliance updates were not material. A representative of the Adviser indicated that Nuveen continued to follow the same investment-grade strategy that it has always pursued for the Funds.

Counsel reported that Nuveen reported no material compliance or regulatory agency issues in the past 36 months and that Nuveen reported no material litigation that would impact its ability to provide services to the Funds. Counsel  further stated that Nuveen continued to carry an E&O/D&O policy. After a discussion, the Board concluded that Nuveen had a great depth of experienced personnel and was well resourced and therefore expected to continue to provide satisfactory services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year and since inception returns for the Macro, LLSCS and LMT Funds. The Trustees compared Nuveen’s reported returns to its benchmark index returns for the one-year and since inception periods. Counsel  noted for the Trustees that Nuveen had outperformed its benchmark index for all Funds for all periods. After a discussion, the Board noted it very satisfied with Nuveen’s performance with respect to Macro Fund, LLSCS Fund and LMT Fund.

The Trustees discussed the costs of services provided by Nuveen to Macro Fund, LLSCS Fund and LMT Fund, and noted that Nuveen reported that it is not profitable with regard to sub-advising any of the Funds. The Board concluded that the sub-advisory fees paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements and the fees charged by Nuveen for managing similar accounts.

Having requested and received such information from Nuveen as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Macro Fund, LLSCS Fund and LMT Fund.

Trust & Fiduciary Income Partners, LLC (“TFIP”), Sub-Adviser (LSI Fund and LMS Fund)
The Board then considered the renewal of the sub-advisory agreements with TFIP with respect to the LSI Fund and LMS Fund.

The Board also considered the nature, extent and quality of services provided or to be provided by TFIP for the income strategies for the LSI Fund and the LMS Fund. The Board reviewed the 15(c) responses for TFIP and discussed responsibilities of TFIP’s personnel. The Trustees further noted that TFIP provides quantitative research, security selection and trade execution for the income portion of the LSI and LMS Fund’s portfolios and that TFIP continued to operate under the compliance policies and procedures of Bramshill in providing compliance oversight for its management of the Funds.

Counsel  noted that TFIP reported no material compliance issues or material litigations in the past 36 months. Counsel also stated that TFIP carries a sufficient E&O/D&O policy. The Board concluded that TFIP has appropriate resources available and sufficient insurance coverage. The Board concluded that TFIP is appropriately resourced, has experienced personnel and investment expertise and has provided high quality services to each of the LSI and LMS Funds. The Board concluded that TFIP was well-suited to perform the services as sub-adviser to the LSI and LMS Funds.

Next, Counsel turned the Board’s attention to the performance information for TFIP with respect to the LSI Fund and the LMS Fund. The Board noted that TFIP’s performance exceeded the Fund’s benchmark and the sub-adviser’s selected benchmark. A representative of the Adviser discusses TFIP’s recent strong performance and stated that the Adviser was overall very satisfied with the performance of TFIP. After a discussion, the Board deemed TFIP’s performance was satisfactory.

The Trustees discussed the costs of services provided and to be provided by TFIP to the LSI Fund and LMS Fund. The Board noted that TFIP was slightly profitable with respect to the LSI Fund and the LMS Fund. Counsel directed the Trustees’ attention to the materials for TFIP which indicated that TFIP’s sub-advisory fee was favorable in comparison  to fees it charges to other clients. The Board concluded that the sub-advisory fees to be paid to TFIP by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from TFIP as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund and LMS Fund.

Graham Capital Management, L.P. (“Graham”), Sub-Adviser (Macro Fund)
The Board considered the nature, extent and quality of services to be provided by Graham to the Fund. Counsel directed the Board’s attention to the 15(c) responses for Graham. The Board reviewed the responsibilities of Graham’s personnel providing services to the Fund. A representative of the Adviser further noted that Graham provides quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel noted that Graham has certified that it adopted a code of ethics under Rule 17j-1 of the 1940  Act, and further reviewed with the Board that Graham did not report any material compliance issues in the past 36 months. A representative of the Adviser indicated that Graham did have a recent SEC examination, with no material findings that would affect the services provided to the Fund. Counsel noted for the Trustees that Graham carries an appropriate E&O/D&O policy. The Board concluded that Graham had sufficient resources and investment personnel to perform the services as sub-adviser to the Fund.

112 |	Approval of Advisory Agreements (Unaudited) (continued)

Counsel directed the Board’s attention the investment performance of Graham’s sleeve of the Fund and its representative accounts for its tactical trend strategy. A representative from the Adviser noted that Graham’s overall performance was positive and that the Adviser was satisfied with how Graham was executing its strategy for the Fund. After a discussion, the Trustees concluded that it was reasonable that Graham would continue to provide satisfactory performance.

The Trustees considered the sub-advisory fee paid to Graham by the Adviser was slightly lower than the average fee charged by Graham to its separately managed account clients and also did not include a performance fee component. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Counsel then reviewed the profits realized by Graham and whether the amount of profit is reasonable with respect to the sub-advisory services to be provided to the Fund. The Trustees also considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus  of the Trustees that a lack of breakpoints was acceptable. After a discussion, the Trustees concluded that Graham’s level of profit was not excessive.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Millburn Ridgefield Corporation (“Millburn”), Sub-Adviser (Macro Fund)
The Board then reviewed the nature, extent and quality of services provided or to be provided by Millburn for the Macro Fund. Counsel directed the Board’s attention to the 15(c) responses for Millburn. The Board reviewed the responsibilities of Millburn’s key individuals, noted the many years of experience for the portfolio management team and a depth of investment capabilities. The Trustees considered that Millburn provide portfolio construction, investment strategy development and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

Counsel discussed with the Board that Millburn did not have any material compliance issues in the past 36 months or had any material litigations. Counsel noted that the NFA had recently examined Millburn in June 2017  with no material findings. The Board considered Millburn’s compliance controls including its pre and post-trade compliance checks. Counsel stated that Millburn carried an appropriate E&O/D&O policy. The Board concluded that Millburn is well-resourced and has experienced portfolio management personnel. The Board concluded that the services provided by Millburn to the Fund have been satisfactory and that the Board expects Millburn to continue to provide quality services in the future.

The Board then reviewed the investment performance of Millburn’s allocation of the Fund’s portfolio. A representative of the Adviser noted that the Adviser was satisfied with Millburn’s performance, noting that Milburn had outperformed the Fund as a whole. After a discussion, the Trustees concluded that they were satisfied with Millburn’s performance for the Fund.

The Board also noted that the sub-advisory fee structure was lower than the fee charged by Millburn to its separately managed account clients and did not include an incentive fee. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus  of the Trustees that a lack of breakpoints was acceptable.

The Trustees considered the profits realized by Millburn in connection with its relationship with the Fund and whether the amount of profit is a reasonable profit with respect to the sub-advisory services provided to the Fund. After a discussion,  the Trustees concluded that the level of profit was not excessive.

Having requested and received such information from Millburn as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Revolution Capital Management, LLC (“Revolution”), Sub-Adviser (Macro Fund)
The Board then directed their attention to the 15(c) responses for Revolution. The Board reviewed the responsibilities of Revolution’s investment personnel, noting their experience and backgrounds. Counsel further noted that Revolution is responsible for the maintenance and improvement of its trading models used in its strategy for the Fund’s portfolio and trade execution as well as compliance services to assure assets are managed within the Fund’s investment restrictions. In response to a question, a representative of the Adviser indicated that Revolution continued to execute the same strategy as it has since it became a sub-adviser to the Fund.

The Trustees noted Revolution’s trading models, compliance controls and risk control systems. Counsel indicated that Revolution did not report any material compliance issues or material litigations in the past 36 months. Counsel reported that revolution had not had any recent regulatory examinations

Counsel stated that Revolution had obtained an E&O/D&O insurance policy in an appropriate amount since its initial approval as a sub-adviser to the Fund. After a discussion, the Board concluded that Revolution is well staffed and has the resources and investment expertise needed to continue to provide quality services to the Fund.

Approval of Advisory Agreements (Unaudited) (continued)	| 113

The Board considered the investment performance of Revolution’s strategy for the Fund. Counsel indicated for the Board that Revolution had underperformed its benchmark since becoming a sub-adviser to the Fund. A representative of the Adviser noted the relatively short reporting period and that the Adviser was satisfied with Revolution’s execution of its strategy. After a discussion, the Trustees concluded that Revolution’s performance was not unreasonable.

The Trustees considered that the sub-advisory fee structure was favorable compared to the average fee charged by Revolution to its separately managed account clients in the same strategy. Counsel also noted for the Trustees that there was not an incentive fee component in the sub- advisory fee. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

The Trustees considered whether there were any economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus  of the Trustees that a lack of breakpoints was acceptable.

The Trustees next considered the profits it realized by Revolution in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees concluded that Revolution’s level of profit was not excessive.

Having requested and received such information from Revolution as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Macro Fund.

Billings Capital Management, LLC (“Billings”), Sub-Adviser (LDE Fund and LMS Fund)
The Board then considered the nature, extent and quality of services to be provided by Billings for the LDE Fund and the LMS Fund. The Board reviewed the responsibilities of Billings’s key individuals, noting the experience of these individuals as well as their experience in sub-advising the long/short equity strategies for the Funds. The CCO discussed that Billings provides fundamental research, security selection and trade execution for each Fund’s portfolio as well as compliance services to assure assets are managed within each Fund’s investment restrictions.

Counsel reported that Billings did not report any material compliance issues in the past 36 months. Counsel also indicated that Billings did not have any recent regulatory examinations, material compliance issues or material litigations in the past 36 months. The Trustees noted that Billings carries an appropriate E&O/D&O policy. The Board concluded that, based on the revenue from its assets under management, Billings has adequate resources and experienced investment professionals to continue to provide quality services to the Funds.

The Trustees then turned their attention to the performance for Billings for the Funds. The Board noted that Billings had provided positive performance for both Funds but had underperformed its benchmark. A representative of the Adviser indicated that the Adviser was overall satisfied with the performance of the Billings strategy for both Funds.

The Board then reviewed the cost of services and profitability of Billings with respect to the Funds. A representative of the Adviser reminded the Trustees that Billings is paid on a sliding scale that took into account the aggregate assets of the LMS Fund and the LDE Fund. Counsel noted for the Board that Billings also received a performance fee from such other accounts.  Counsel  also noted the profitability of each Fund for Billings. After a discussion,  the Board concluded that Billings’ fees and profitability were not excessive.

Having requested and received such information from Billings as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund and LMS Fund.

Review of Management and Sub-Advisory Agreements
Approval of Advisory Agreement
The Board reviewed the nature, extent and quality of services to be provided by the Adviser to the LoCorr Market Trend Fund (the “LMT Fund”) and reviewed the 15(c) responses, which included a review of the key personnel of the Adviser. A representative of the Adviser noted that there had been no changes in the personnel providing services to the LMT Fund since the most recent renewal of the LMT Fund’s advisory agreement other than a new CCO. The Trustees noted that the Adviser had continued to oversee the investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions since the Fund’s inception and that the Adviser evaluates and oversees the LMT Fund’s sub-advisers.

The Trustees noted that there were no material compliance issues or litigations since the most recent renewal of the advisory agreement for the LMT Fund.

Fund Counsel then directed the Trustees to the Adviser’s financial statements which a representative of the Adviser discussed with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements, the Adviser has the appropriate financial resources to continue to manage the LMT Fund.

Fund Counsel discussed that there were no material compliance issues or litigations since the most recent renewal of the advisory agreement for the LMT Fund. Mr. Davalla also noted that that the Adviser continues to maintain insurance for E&O/D&O coverage.

114 |	Approval of Advisory Agreements (Unaudited) (continued)

After a discussion, the Board concluded that the Adviser is well staffed and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide, high quality services.

Counsel then reviewed the Fund’s performance with the Trustees, noting that the Fund had lagged its peer group average, benchmark index and Morningstar category for the 1 year period. Mr. Essen noted that the Fund’s market trend strategy had underperformed during the 1-year period while the Fund’s fixed income strategy had outperformed relatively. The Trustees discussed the Fund’s strong since-inception performance, noting that it had outperformed its peer group average, benchmark index and Morningstar category for that period. A representative of the Adviser stated that the Adviser continued to be satisfied with the performance of the LMT Fund’s two sub-advisers. After a discussion, the Trustees agreed that the Fund’s performance was reasonable.

Counsel  then directed the Trustees to the Adviser’s responses to its advisory fee and its profitability with respect to the LMT Fund. Counsel  noted that the investment advisory fee was slightly above the peer group and Morningstar category averages but well within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peers. Counsel then reviewed with the Trustees the Adviser’s profitability with respect to the LMT Fund, noting its profitability margin. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were not unreasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Approval of Sub-Advisory Agreement
Graham Capital Management, L.P. (“Graham”), Sub-Adviser (LMT Fund & LCMT Fund Limited)
Counsel then directed the Trustees to the responses provided by Graham in its 15(c) questionnaire. The Board then reviewed the nature, extent and quality of services provided by Graham. Counsel reviewed the individuals responsible for providing services to the Fund and confirmed with the Adviser that had been no material changes in the sub-adviser’s personnel. Counsel and a representative of the Adviser reviewed Graham’s market trend strategy and its compliance program. The Trustees noted that Graham did not have any recent compliance,  litigation or regulatory issues and that Graham had appropriate insurance coverage.

The Board then reviewed Graham’s performance for the LMT Fund with a representative of the Adviser. The representative of the Adviser noted Graham’s overall strong performance as a sub-adviser to the Fund since inception in July 2014  but again noted that the strategy had underperformed during the past 1 year and 3 year periods. After a discussion, the Trustees concluded that they were satisfied with the overall performance of Graham and that Graham was executing its strategy as the Adviser expected.

Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fees for similar accounts. Counsel stated that the subadvisory fee was favorable in comparison to the Graham’s fee for other accounts, further noting that Graham did not charge a performance fee for the LMT Fund as it does for some other of its private accounts.  The Trustees then reviewed Graham’s  profitability chart with respect to the LMT Fund. The Trustees agreed that the subadvisory fee and Graham’s  profitability with respect to the LMT Fund was reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)	| 115

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission  (“SEC”)  for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month  period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

116 | Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ May 2016 to present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., June 2002 to August 2015.	6	None
Mark Thompson Year of Birth: 1959	Trustee/ December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	6	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ January 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, September 2006 to January 2009.	6	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Trustee, Treasurer, Secretary, Chief Financial Officer/ 2011 to present	Chief Financial Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, (2010-2017), Chief Operating Officer (2010- 2016); Senior Vice President, Chief Financial Officer, and Registered Representative of LoCorr Distributors, LLC (broker/ dealer), 2008 to present, and Chief Operating Officer, 2008 to 2016.	6	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002 to present.	6	None
Jason Roeske[5] Year of Birth: 1969	Chief Compliance Officer, September 2017 to present	Consultant at Encore Consulting Group (2013); Chief Compliance Officer of Welsh Securities, LLC (2014-2016); Chief Compliance Officer of LoCorr Fund Management, LLC, (2017-present).	6	Chief Compliance Officer of Welsh Securities, LLC (2014-2016)

[1]	The term of office for each Trustee listed above will continue indefinitely.
[2]	The term “Fund Complex” refers to the LoCorr Investment Trust.
[3]	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
[4]	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
[5]	Mr. Roeske is an interested Officer because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC2739 7/18

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1)  Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)  /s/ Kevin Kinzie
Kevin Kinzie, President

Date  August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Kevin Kinzie
Kevin Kinzie, President

Date  August 28, 2018

By (Signature and Title)  /s/ Jon Essen
Jon Essen, Treasurer

Date  August 28, 2018